UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
______________
SCHEDULE 14A INFORMATION

______________
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.1 )
Filed by the Registrant    ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under Rule 14a-12

Spruce Power Holding Corporation
(Name of Registrant as Specified In Its Charter)
________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMENDED PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Spruce Power Holding Corporation
820 Gessner Rd, Suite 500
Houston, Texas
77024
June 22, 2026

To Our Stockholders:
You are cordially invited to attend the 2026 annual meeting of stockholders of Spruce Power Holding Corporation (the “Company”) to be held at 11:00 a.m. Eastern Time on August 11, 2026 (as it may be adjourned or postponed from time to time, the “Annual Meeting”).
This year’s Annual Meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting https://web.viewproxy.com/SPRU/2026.You will not be able to attend the Annual Meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, you will be asked to (1) elect two Class C directors to our Board of Directors, each to serve three-year terms expiring in 2029 and to hold office until his successor is duly elected and qualified, (2) approve, on an advisory basis, the compensation paid to our named executive officers, (3) ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (4) approve the Company’s redomiciliation from Delaware to Texas, (5) approve transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses, (6) approve the adjournment of the Annual Meeting if necessary or appropriate in the view of our Board of Directors, including to solicit additional votes if there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals, and (7) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends voting (1) “FOR” the election of each of the Board of Directors’ nominees as Class C directors, (2) “FOR” the approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement, (3) “FOR” the ratification of the appointment of CohnReznick, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (4) “FOR” approval of the Company’s redomiciliation from Delaware to Texas, (5) “FOR” approval of certain transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses, and (6) “FOR” the approval of one or more adjournments of the Annual Meeting if necessary or appropriate in the view of our Board of Directors.
We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you receive your proxy materials by mail, you may instead sign, date and mail the proxy card in the postage-paid envelope provided. Information about voting methods is set forth in the accompanying proxy statement.
The Notice of 2026 Annual Meeting of Stockholders, the proxy statement and proxy card are first being made available or mailed to our stockholders on or about June 22, 2026.
Thank you for your continued support of the Company. We look forward to seeing you at the Annual Meeting.
.

Sincerely,
Christopher Hayes
President, Chief Executive Officer and Board Chair

Spruce Power Holding Corporation
820 Gessner Rd, Suite 500
Houston, Texas
77024
June 22, 2026

Notice of 2026 Annual Meeting of Stockholders
TIME: 11:00 a.m. Eastern Time DATE: August 11, 2026
LOCATION: The 2026 Annual Meeting of Stockholders will be held virtually via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting https://web.viewproxy.com/SPRU/2026. We believe that this format facilitates expanded stockholder access and participation. There is no physical location for the Annual Meeting. For further information about the Annual Meeting, please see the section entitled “Important Information About the Annual Meeting and Voting” beginning on page 3.
PURPOSES:
1.To elect two nominees as Class C directors, each to serve three-year terms expiring in 2029 and to hold office until his or her successor is duly elected and qualified;
2.To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;
3.To ratify the appointment of CohnReznick, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.To approve the redomiciliation of the Company from Delaware to Texas;
5.To approve transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses; and
6.To approve the adjournment of the Annual Meeting if necessary or appropriate in the view of our Board of Directors, including to solicit additional votes if there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals.
7.To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
ADJOURNMENTS AND POSTPONEMENTS: Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
RECORD DATE: You are entitled to vote only if you were a Company stockholder of record as of the close of business on the record date, June 16, 2026 (the “Record Date”).
MEETING ADMINISTRATION: You are entitled to attend the virtual Annual Meeting only if you were a Company stockholder of record as of the close of business on the Record Date or otherwise hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in “street name”), you should contact your broker, bank, trustee or nominee to obtain a legal proxy or broker’s proxy card in order to vote.
VOTING: Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible.
For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Important Information About the Annual Meeting and Voting” beginning on page 3 of the proxy statement accompanying this notice.
This Notice, the proxy statement and proxy card are first being made available or mailed to our stockholders on or about June 22, 2026. The accompanying proxy statement is hereby incorporated by reference to this Notice.

BY ORDER OF OUR BOARD OF DIRECTORS
Christopher Hayes
President, Chief Executive Officer and Board Chair

i

Spruce Power Holding Corporation
820 Gessner Rd, Suite 500
Houston, Texas
77024

PROXY STATEMENT FOR THE SPRUCE POWER HOLDING CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2026
This proxy statement, along with the accompanying notice of 2026 annual meeting of stockholders, contains information about the 2026 annual meeting of stockholders of Spruce Power Holding Corporation (the “Company”), including any adjournments or postponements of the Annual Meeting (the “Annual Meeting”). We are holding the Annual Meeting at 11:00 a.m., Eastern Time, on August 11, 2026.
The Annual Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting https://web.viewproxy.com/SPRU/2026. We believe that this format facilitates expanded stockholder access and participation. You will not be able to attend the Annual Meeting in person. For further information about the Annual Meeting, please see the section entitled “Important Information About the Annual Meeting and Voting” beginning on page 3.
The Annual Meeting is being held for the purposes set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders.
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
In this proxy statement, we refer to Spruce Power Holding Corporation as the “Company,” “we,” “us” and “our.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 11, 2026
This proxy statement, the Notice of 2026 Annual Meeting of Stockholders, our form of proxy card and our 2025     annual report to stockholders are available for viewing, printing and downloading at https://web.viewproxy.com/SPRU/2026. To view these materials please have your control number(s) available that appear on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the SEC, at www.sec.gov, or in the “Financials – SEC Filings” section of the “Investor Relations” section of our website at www.sprucepower.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Spruce Power Holding Corporation, Attention: Corporate Secretary, 820 Gessner Rd, Suite 500, Houston, Texas 77024. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
How will the Annual Meeting be conducted?

The Annual Meeting will be conducted virtually. All stockholders of record on the Record Date are invited to participate in the Annual Meeting. We intend to structure our virtual Annual Meeting to provide stockholders similar opportunities to participate as if the meeting were being held in person, including the ability to vote shares electronically during the Annual Meeting and submit questions during the Annual Meeting.
Only stockholders of record and beneficial owners who have a valid legal proxy may vote and submit questions during the Annual Meeting. Questions relevant to meeting matters will be answered during the Annual Meeting as time allows.
Why are you holding a virtual Annual Meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting. We also believe that holding a virtual meeting creates better stewardship of resources and the environment.

How do I attend the Annual Meeting?
If you were a stockholder of record as of the close of business on the Record Date or if you hold a valid legal proxy for the Annual Meeting and have registered in advance to attend the Annual Meeting, you may attend the Annual Meeting, vote, and submit questions during the Annual Meeting by visiting https://web.viewproxy.com/SPRU/2026.
Stockholder of Record. If you are a stockholder of record (i.e., your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent), you must register in advance to attend the Annual Meeting virtually. Please register to attend the Annual Meeting at https://web.viewproxy.com/SPRU/2026 by 11:59 p.m. Eastern Time on August 10, 2026. You will need to enter your name, phone number, control number (found on your proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration. You will also receive an email with a unique link and password. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the unique link and password you received via email.
Beneficial Owner. If you hold your shares in “street name” through a broker, bank, trustee, or other intermediary, you must register in advance to attend, vote, and submit questions at the Annual Meeting virtually. To register to attend the Annual Meeting, you will need to obtain a legal proxy from your broker, bank, trustee or other intermediary. A brokerage statement or the voting instruction form you receive from your broker, bank, trustee, or other intermediary will not allow you to attend or vote at the Annual Meeting. Please register to attend the Annual Meeting at https://web.viewproxy.com/SPRU/2026 by 11:59 p.m. Eastern Time on August 10, 2026. You will need to enter your name, phone number, and email address, and provide a copy of your legal proxy (which may be uploaded to the registration website or sent to VirtualMeeting@viewproxy.com as part of the registration), following which, you will receive an email confirming your registration. You will also receive an email with a unique link and password. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the unique link and password you received via email.
The meeting starts at 11:00 a.m. Eastern Time on August 11, 2026. We encourage you to access the Annual Meeting website prior to the start time. See the description under the heading “How do I access the virtual Annual Meeting?” below for more information.
How do I access the virtual Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder of record as of the close of business on the Record Date or if you hold a valid legal proxy for the Annual Meeting. If you are not a stockholder of record but beneficially own shares held in street name, you should contact your broker, bank, trustee, or other intermediary to obtain a legal proxy in order to attend, vote, and ask questions during the Annual Meeting. If you do not comply with the procedures outlined above, you may not be admitted to the Annual Meeting.
If you have registered for the Annual Meeting, you will be able to attend the Annual Meeting virtually by using the unique link and password provided to you via email. See “How do I attend the Annual Meeting?” above for more information.
The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time on August 11, 2026. We encourage you to access the Annual Meeting prior to the start time. Online check-in will open 15 minutes prior to the start of the Annual Meeting to allow for you to log in and test your device’s audio system. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
What happens if there are technical difficulties during the Annual Meeting?
If we experience technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), we will determine whether the Annual Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Annual Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via https://web.viewproxy.com/SPRU/2026. If you encounter technical difficulties accessing our Annual Meeting or asking questions during the Annual Meeting, please email virtualmeeting@viewproxy.com or call (866) 612-8937.
Will I be able to ask questions and have these questions answered during the Annual Meeting?
Stockholders of record may submit questions for the Annual Meeting after logging in using their unique link and password. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://web.viewproxy.com/SPRU/2026, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the Annual Meeting.
Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available at https://web.viewproxy.com/SPRU/2026. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, irrelevant to our business, related to material non-public information of the Company, derogatory or in bad taste, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation, repetitious or already made by another stockholder, related to personal matters or grievances, or out of order or otherwise not suitable for the conduct of the Annual Meeting (as determined by the Chair of our Board or our Corporate Secretary in their reasonable discretion).
Why is the Company soliciting my proxy?
Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting to be held virtually on August 11, 2026 at 11:00 a.m. Eastern Time and any adjournments or postponements of the Annual Meeting. This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. The costs of this solicitation will be borne by the Company.
We have made available to you on the Internet or have sent you this proxy statement, the 2026 Notice of Annual Meeting of Stockholders, the proxy card and a copy of our 2025 annual report to stockholders because you owned shares of our common stock on the record date, which is June 16, 2026 (the “Record Date”). We intend to commence distribution of these materials containing instructions on how to access this proxy statement and our annual report and vote over the Internet on or about June 22, 2026.
Your vote is important. Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. You may attend the Annual Meeting even if you have already voted by proxy.
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items of business:
1.To elect two (2) nominees as Class C directors, each to serve three-year terms expiring in 2029 and to hold office until his or her successor is duly elected and qualified;
2.To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in this proxy statement;
3.To ratify the appointment of CohnReznick, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.To approve the Company’s redomiciliation from Delaware to Texas;
5.To approve certain transfer restrictions that are intended to preserve the tax benefits associated with the Company’s net operating losses;
6.To approve the adjournment of the Annual Meeting if necessary or appropriate in the view of the Board, including to solicit additional votes if there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals; and
7.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote as follows:
•“FOR” the election of each of the Board’s nominees, Jonathan Ledecky and Jack Howard as Class C directors;
•“FOR” the approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;
•“FOR” the ratification of the appointment of CohnReznick, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•“FOR” the redomiciliation of the Company from Delaware to Texas;

•“FOR” the approval of certain transfer restrictions that are intended to preserve the tax benefits associated with the Company’s net operating losses; and
•“FOR” the approval of one or more adjournments of the Annual Meeting if necessary or appropriate in the view of the Board.

What is a proxy?
A proxy is your legal designation of another person to vote the stock you own, in the event that you are unable to cast your vote directly at the Annual Meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the Annual Meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our Chief Legal Officer, Jonathan M. Norling, and Lead Independent Director, John Miller, to serve as proxies for the Annual Meeting.
All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof, including, without limitation, the election of a substitute or alternate nominee if any nominee named herein is unwilling or unable to, or for good cause will not, serve.
What shares can I vote?
Each share of our common stock issued and outstanding as of the close of business on June 16, 2026, the Record Date for the Annual Meeting, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you of record as of the Record Date, and you can direct your broker, bank, trustee, or other intermediary to vote shares that you beneficially own, or own in “street name.” See “How can I vote my shares?” below for more information. As of the close of business on the Record Date, we had 18,369,300 shares of common stock issued and outstanding and entitled to vote. Our common stock is our only class of voting stock outstanding.
How many votes do I have?
Each share of our common stock that you own entitles you to one vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other intermediary rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your proxy directly to our designated proxies or to vote at the Annual Meeting. You may vote online or by telephone or mail as described below under the heading “How can I vote my shares?” and by following the instructions on your proxy card.
Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other intermediary. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other intermediary how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank, trustee or intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. A brokerage statement or the voting instruction form you received from the intermediary will not allow you to vote at the meeting. Please see “How do I attend the Annual Meeting?” above for more information. If you are a beneficial owner and do not wish to vote at the Annual Meeting or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other intermediary.
How can I contact the Company’s transfer agent?
You may contact our transfer agent by writing to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004. You may also contact our transfer agent by calling (212) 509-5586.
How can I vote my shares?
Stockholder of Record. If you are a stockholder of record as of the Record Date, you may attend the Annual Meeting virtually and vote your shares electronically during the Annual Meeting if you register in advance to attend the Annual Meeting. See “How do I attend the Annual Meeting?” above. If you are a stockholder of record as of the Record Date, you may also use the following three methods to submit your proxies:

•By Internet: Go to www.aalvote.com/SPRU. Have your proxy card available when you access this website, and follow the prompts to submit your proxy. Your proxy must be received by 11:59 p.m. Eastern Time on August 10, 2026.
•By Telephone: Call 1 (866) 804-9616 from a touch-tone telephone. Have your proxy card available when you call this number, and follow the voting instructions to submit your proxy. Your proxy must be received by 11:59 p.m. Eastern Time on August 10, 2026.
•By Mail: Mark, sign, date, and promptly mail the enclosed proxy card in the return envelope provided (which is postage prepaid if mailed in the United States). Please mail your completed proxy card to Vote Processing, c/o Alliance Advisors, PO Box 2400, Pittsburgh, PA 15230-9762. Your signed and dated proxy card must be received prior to the Annual Meeting in order to be voted.
Submitting your proxy, whether by the Internet, telephone or mail, will not affect your right to vote should you decide to attend the Annual Meeting.
If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders— Christopher Hayes and Jonathan Norling—will vote the shares represented by your proxy card as recommended by our Board and in their discretion on any other matters as may properly come before the Annual Meeting.
Beneficial Owner. If you are a beneficial owner of shares, you are entitled to direct your broker, bank, trustee, or other intermediary how to vote your shares. You will need to follow the directions your broker, bank, trustee, or other intermediary provides you and give the intermediary instructions as to how the intermediary should vote your shares by following the instructions you receive from your intermediary. If you want to vote your beneficially owned shares at the Annual Meeting, you will need to obtain a legal proxy from your broker, bank, trustee, or other intermediary authorizing you to vote your shares. A brokerage statement or the voting instruction form you received from your broker will not allow you to vote at the Annual Meeting. See “How do I attend the Annual Meeting?” above for more information.
May I change or revoke my proxy?
You may change your vote or revoke your proxy at any time before the taking of the vote at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy in any one of the following ways:
•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•by attending the Annual Meeting and voting at the Annual Meeting.
Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
For shares beneficially owned, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or intermediary following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or intermediary giving you the right to vote your shares, by attending the Annual Meeting and voting at the Annual Meeting.
What constitutes a quorum for the Annual Meeting?
As of the Record Date, there were 18,369,300 shares of our common stock outstanding and entitled to vote. Each holder of our common stock is entitled to one vote for each share of common stock held as of the Record Date. A quorum will be present at the Annual Meeting if the holders of a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote as of the Record Date are present at the Annual Meeting by remote communication or represented by proxy. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other intermediary holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting or the holders of a majority of the stock issued and outstanding and entitled to vote as of the Record Date present at the Annual Meeting may adjourn the meeting to another date.

What vote is required to approve each proposal?

Proposal	Vote Required	Discretionary Voting Allowed?
Proposal 1: Election of Class C Directors	The nominees for director who receive the most votes (also known as a "plurality" of the votes cast) will be elected.	No
Proposal 2: An Advisory, Non-binding Vote on the Compensation of Our Named Executive Officers	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	No
Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	Yes
Proposal 4: Approve redomiciliation from Delaware to Texas	The affirmative votes of the holders of a majority of the Company’s outstanding shares	No
Proposal 5: Approve transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses	The affirmative votes of the holders of a majority of the Company’s outstanding shares	No
Proposal 6: Approve the adjournment of the Annual Meeting from time to time, if necessary or appropriate in the view of our Board, including to solicit additional votes in favor of Proposal Four, Proposal Five or any of the other proposals if there are not sufficient votes at the time of the Annual Meeting	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	No
If you are a beneficial owner, your broker, bank, trustee, or other intermediary is typically permitted to vote your shares on the ratification of the appointment of CohnReznick, LLP as our independent registered public accounting firm for the year ending December 31, 2026, even if the broker, bank, trustee or other intermediary does not receive voting instructions from you.
Election of Class C Directors
The Class C Directors elected to the Board will be elected by a plurality of the votes cast. The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote "FOR" or "WITHHOLD" your vote from the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Intermediaries do not have authority to vote customers’ unvoted shares held by the intermediaries in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Non-binding Advisory Vote on the Compensation of our Named Executive Officers
The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker non-votes) is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non‑votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Although the vote is non-binding, our Board and our Compensation Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the proxy statement, we will take stockholders’ views into account in setting compensation for future time periods.
Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker non-votes) on the proposal is required to ratify the appointment of CohnReznick, LLP as our independent registered public accounting firm for the year ending December 31, 2026. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Notwithstanding the appointment of CohnReznick, LLP and even if our stockholders ratify the appointment, our Audit Committee of the Board, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.
Approve the Company’s Redomiciliation from Delaware to Texas

The affirmative “FOR” vote of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal is required to approve the Redomiciliation and adopt the Plan of Conversion and the Redomiciliation Resolutions. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the same effect as an “AGAINST” vote. Intermediaries do not have authority to vote customers’ unvoted shares held by the intermediaries in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.

Approve transfer restrictions in the Company’s charter that are intended to preserve the tax benefits associated with the Company’s net operating losses
The affirmative “FOR” vote of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal is required to approve the Protective Provisions. This proposal is conditioned upon the approval of the Redomiciliation Proposal (Proposal 4). If the Redomiciliation Proposal is not approved, this proposal will have no effect and the Protective Provisions will not be implemented, even if the Proposal receives the requisite vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the same effect as an “AGAINST” vote. Intermediaries do not have authority to vote customers’ unvoted shares held by the intermediaries in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.
Approve the adjournment of the Annual Meeting from time to time if necessary or appropriate in the view of the Board
The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker non-votes) is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non‑votes are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal. Intermediaries do not have authority to vote customers’ unvoted shares held by the intermediaries in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote
Who will count the votes?
A representative of Alliance Advisors, LLC (“Alliance Advisors”) will tabulate the votes. Alliance Advisors, acting as the inspector of election, will certify the votes.
Is voting confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results are expected to be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Who will pay the costs of soliciting these proxies?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made at the Annual Meeting, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other intermediaries for the cost of forwarding proxy materials to beneficial owners. We have hired Alliance Advisors to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. We expect to pay Alliance Advisors a fee that is not expected to exceed $15,000 plus approved reimbursement of reasonable out-of-pocket expenses, and Alliance Advisors will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet, or personal solicitation by Alliance Advisors.
Can I opt for electronic delivery of future stockholder communications from the Company?
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save us the cost of producing and mailing these documents by contacting Alliance Advisors, either by calling (866) 612-8937, or via email at requests@viewproxy.com if you are a shareholder of record. If you hold your shares through a broker, bank, trustee, or other intermediary, you will have to contact them to make this change.

What is “householding,” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the proxy materials unless one or more of these stockholders notifies us that they wish to receive individual copies. Stockholders who participate in householding will continue to be able to request and receive separate proxy materials. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding but you and other stockholders of record with whom you share an address received multiple copies of the proxy materials, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the proxy materials for your household, please contact our mailing agent, Alliance Advisors, either by calling (866) 612-8937, or via email at requests@viewproxy.com if you are a shareholder of record. If you hold your shares through a broker, bank, trustee, or other intermediary, you will have to contact them to make this change.
If you participate in householding and wish to receive a separate copy of the proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Alliance Advisors as indicated above.
Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To make this request, please contact the Company either by calling (888) 390-1131 or via email at investors@sprucepower.com
Beneficial owners can request information about householding from their broker, bank, trustee, or other intermediary.

PROPOSAL ONE
ELECTION OF DIRECTORS

In accordance with our Second Amended and Restated Certificate of Incorporation, our Board is divided into three classes. The term of office of one of the three classes of directors expires each year, and each class is elected for a three-year term.
Our Board currently consists of seven members, classified into three classes (Classes A, B, and C) as follows: (i) John P. Miller and Eric Tech are Class A directors, (ii) Shawn Kravetz, Christopher Hayes and, Clara Nagy McBane are Class B directors, and (iii) Jonathan J. Ledecky, and Ja-chin Audrey Lee are Class C directors.
Set forth below is information regarding each of the seven members of our Board as of the date of this proxy statement.

Name	Age	Position with the Company
Christopher Hayes	52	Chief Executive Officer, President and Chair of the Board
Eric Tech	63	Director
Shawn Kravetz	56	Director
Jonathan J. Ledecky	68	Director
John P. Miller	68	Independent Lead Director
Ja-chin Audrey Lee, Ph. D.	48	Director
Clara Nagy McBane	39	Director
The terms of the current directors will expire at (i) the Annual Meeting, in the case of Class C directors, (ii) the 2027 annual meeting of stockholders, in the case of Class A directors, and (iii) the 2028 annual meeting of stockholders, in the case of Class B directors, with each director elected to hold office until their respective successors are elected and qualified. The term of Ja-Chin Audrey Lee ends as of the Annual Meeting, and she is not standing for re-election. The Board thanks Ms. Lee for her service as a director.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) has recommended to our Board, and our Board has approved, the nomination of the Class C directors, Jonathan Ledecky and Jack Howard, to be elected for three-year terms at the Annual Meeting. Jack Howard is being nominated for election following review of his background, qualifications and skills, and in consideration of the materials he submitted to the Company and its Board of Directors in connection with his evaluation as a director candidate.

The following pages set forth certain information for each nominee, as well as all other incumbent directors, as of the date of this proxy statement, except as otherwise noted. All of the nominees and incumbent directors listed below are directors previously elected by the stockholders. Each nominee has consented to being named in this proxy statement and to serve if elected.
Required Vote
The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. With a plurality vote, the nominees receiving the highest vote totals for the director positions up for election will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. You are permitted to vote for fewer than two nominees. If you vote “FOR” only one nominee on your proxy card, your shares will be voted “FOR” only the nominee that you have marked. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. This means that if you submit a valid proxy but do not specify how you want your shares to be voted with respect to the election of directors, then your shares will be voted in accordance with the Board’s recommendation with respect to this Proposal One, i.e., “FOR” the two nominees recommended by our Board and named in this proxy statement. If any of the nominees nominated or recommended by the Board becomes unavailable to serve as a director before the Annual Meeting, the Board may designate a substitute nominee or nominees, as applicable. In that case, the persons named as proxies will vote for the substitute nominee(s) designated by the Board. At this time, the Board has no reason to believe that any of the nominees will be unable to serve.
Recommendation of the Board
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” JONATHAN LEDECKY AND JACK HOWARD TO BE ELECTED TO A THREE-YEAR TERM.
Nominees Seeking Election for a Three-Year Term, Expiring 2029 (Class C Directors)
Jonathan J. Ledecky has served as a member of the Board since our inception. From inception until December 2020, Mr. Ledecky served as Chairman and Chief Executive Officer of the Company. Mr. Ledecky has been a co-owner of the National Hockey League’s New York Islanders franchise since October 2014. He also serves as an Alternate Governor on the Board of Governors of the NHL and as President of NY Hockey Holdings LLC. Mr. Ledecky has also served as chairman of Ironbound Partners Fund, LLC, a private investment management fund, since March 1999. He has served as Chief Executive Officer and Chief Financial Officer of Yale Transaction Finders Inc. since March 2022. He served as President and Chief Financial Officer and as a director of Newtown Lane Marketing, Incorporated from October 2015 until it consummated its merger with Cyxtera Cybersecurity, Inc. (d/b/a AppGate), a cybersecurity company, in October 2021. He continued to serve as a director of AppGate, Inc. until July 2024. He continued to serve as a director of the company (now AppGate Inc.) until July 2024. He served as the President and Chief Operating Officer and as a director of Northern Star Acquisition Corp. from September 2020 until it consummated an initial business combination with Barkbox, Inc., the leading global brand for dogs, in June 2021. Mr. Ledecky served as a director of Bark, Inc. until November 2022. He has also served as the President, Chief Operating Officer and director of Northern Star Investment Corp. II from November 2020 to December 2024, President, Chief Operating Officer and director of Northern Star Investment Corp. III from November 2020 to December 2024, President, Chief Operating Officer and director of Northern Star Investment Corp. IV from November 2020 to December 2024, and Chief Executive Officer, Chief Financial Officer and a director of Yale Transaction Finders Inc. since March 2022, each of which is a blank check company seeking to consummate a business combination. From August 2018 to December 2019, he served as Chairman and Chief Executive Officer of Pivotal Acquisition Corp. until it consummated its business combination with KLDiscovery In. (NYSE: KLDI). Mr. Ledecky continued to serve as a member of the board of KLDiscovery from its merger until June 2021. Mr. Ledecky’s lengthy history of acquisitions, and his knowledge of emerging market opportunities, provides a dynamic voice to board discussions and deliberations.

Jack L. Howard, age 64, has served as President of Steel Partners Holdings, L.P., a diversified global holding company, since 2009 and has been a member of Steel Partners Holdings, L.P.’s board of directors since 2011. Steel Partners Holdings L.P. owns approximately nineteen percent of the Company’s outstanding shares.  Mr. Howard also served as Steel Partners Holdings L.P.’s Assistant Secretary from 2009 to 2011 and its Secretary from 2011 to 2012. Mr. Howard has served as a member of the board of directors, President and Secretary of SP General Services LLC, the manager of Steel Partners Holdings, L.P. since January 1989, and as a member of the board of directors, President and Secretary of Steel Partners Ltd., a diversified holding company, since 1992. He has also served as Executive Chairman of WebBank, an industrial bank and subsidiary of Steel Partners Holdings L.P., since 2018. Since February 2025, Mr. Howard has served as Chairman of the Board of Trinity Place Holdings Inc., a holding company for intellectual property assets focused on the consumer sector. Mr. Howard previously served as a member of the board of directors of Steel Connect Inc. (formerly NASDAQ: STCN), a holding company whose wholly owned subsidiary, ModusLink Corporation, served the supply chain management market, from 2017 to January 2026. Mr. Howard also previously served as a member of the board of directors of Steel Excel Inc. (formerly NASDAQ: SXCL), a subsidiary of Steel Partners Holdings L.P. operating as a diversified holding company, from 2007 to January 2026. Mr. Howard also served as a member of the board of directors, Principal Executive Officer and Vice Chairman of Handy & Harman Ltd. (formerly, NASDAQ: HNH), a diversified holding company, from 2005 to January 2026. Mr. Howard earned a B.S. degree in Finance from the University of Oregon.  Mr. Howard brings to the Board managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies.
Incumbent Directors Whose Terms Expire in 2027 (Class A Directors)
Eric Tech has served as a member of the Board since December 2021 and served as Chief Executive Officer of the Company from December 1, 2021 until February 1, 2023. Mr. Tech brings nearly 35 years of automotive and mobility industry experience to the Company. From 2006 through 2018, he held senior leadership positions of increasing responsibility at Navistar International Corporation, a global manufacturer and marketer of medium- and heavy-duty vehicles and parts, finishing his career there as Senior Vice President of Corporate Development. The Board believes that, as former Chief Executive Officer, Mr. Tech is uniquely positioned to provide valuable insights on Company activities and potential strategic priorities, and his prior experience enables him to bring extensive knowledge of and insights into corporate development, strategy, and mergers and acquisitions.
John P. Miller has served as a member of the Board since March 2022 and currently serves as our independent Lead Director. Mr. Miller has over 40 years of broad-based executive management experience in the transportation, manufacturing, and distribution industries in both public and private equity companies. From 2017 to 2021, he served as Chief Executive Officer of Power Solutions International (NASDAQ: PSIX), a leader in the design, engineering, and manufacturing of a broad range of advanced, emission-certified engines and power systems. Prior to Power Solutions, from 2008 to 2016, Mr. Miller served in operational and financial management positions of increasing responsibility at Navistar International Corporation, a global manufacturer and marketer of medium- and heavy-duty vehicles and parts, including as Senior Vice President of Operations and Corporate Finance. Mr. Miller has served on the board of directors of Capstone Green Energy Holdings, Inc. (OTC: CGEH) since February 2024. The Board believes that Mr. Miller brings extensive expertise in financial management and strategic planning, which is especially valuable to the Board as continued exploration of short- and longer-term growth strategies occurs.
Incumbent Directors Whose Terms Expire in 2028 (Class B Directors)
Christopher Hayes has served as our Chief Executive Officer since April 2024 and has served as a member of our board of directors since December 2020. From August 30, 2019 until December 2020, Mr. Hayes served as a member of the board of directors of XL Hybrids. Most recently, Mr. Hayes served as managing partner and director of Alturus, a sustainable infrastructure investment company he co-founded in 2018 From August 2016 to January, 2017, Mr. Hayes served as the Senior Vice President of Corporate Development at Edison International, a publicly traded energy and power markets company. Mr. Hayes’ extensive experience with sustainably-focused companies provides substantial guidance and expertise to the board.

Clara Nagy McBane  has served as a member of the Board since June 2024. Ms. McBane is the founder and Chief Executive Officer of Ventura Energy, which was formed in 2021 and is a developer of behind-the-meter and community scale solar and energy storage systems. Since 2024, Ms. McBane has also served as the Chief Executive Officer of Ventura Energy Partners. From 2019 until 2022, she served as Senior Vice President of Business Development, U.S. at Source Global, PBC, which provides off-grid, renewable drinking water to communities, homes, corporate campuses, hotels, islands without infrastructure, remote work sites, and other applications. Prior to working at Source Global, PBC, Ms. McBane served as Director of Business Development at Advance Microgrid Solutions (which was sold to Fluence Energy, Inc.) from 2018 to 2019. Ms. McBane has worked in the renewables industry for the last 14 years and is an expert in renewable energy finance and operations. With a background in renewable energy development, infrastructure resilience, and complex technical sales, Ms. McBane has a proven track record of building and scaling organizations. She has originated, developed, and operated renewable energy assets globally, including solar, energy storage, and hydroelectric projects, which provides her with a deep understanding of energy markets, regulatory landscapes, and sustainable infrastructure investments. The Board believes that Ms. McBane brings a unique combination of entrepreneurial leadership, technical expertise, and strategic business development experience to the Board, as well as extensive experience in the renewables industry.

Shawn W. Kravetz is President and Chief Investment Officer of Esplanade Capital LLC, an investment management company he founded in 1999. He has over 20 years of experience investing in publicly traded renewable energy companies. Mr. Kravetz has served on the board of directors of AstroNova, Inc. (NASDAQ: ALOT) since August 2025, where he is a member of the Audit Committee and the Nominating and Governance Committee. Prior to founding Esplanade Capital LLC, Mr. Kravetz was a corporate executive and strategic advisor, including: Principal at The Parthenon Group, a leading strategy consulting boutique, where he advised chief executives on corporate strategy; Director of Strategic Planning and Corporate Development at The CML Group, where he oversaw activities at subsidiaries including NordicTrack, The Nature Company, and Smith & Hawken; Consultant with Monitor Company, a leading strategy consulting firm. Mr. Kravetz formerly served on the board of directors of Nevada Gold & Casinos, Inc. (formerly NYSE:UWN) from October 2016 until it was acquired by Maverick Gaming LLC in June 2019, where he was Chairman of the Corporate Governance and Nominating Committee. The Board believes Mr. Kravetz’s extensive capital markets expertise with a focus on smaller capitalization publicly traded equities, deep experience in corporate strategic planning and implementation and experience on public and not-for-profit boards allow him to bring valuable insights and knowledge to the Board.

There are no family relationships among any of the directors or executive officers of the Company.

There are no arrangements or understandings between any director or executive officer and any other person pursuant to which such director or executive officer was or is to be appointed.

CORPORATE GOVERNANCE AND COMMITTEES
Corporate Governance Guidelines
The Board has adopted written Corporate Governance Guidelines that set forth the practices of the Board with respect to, among other items, Board composition, director qualifications and responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, CEO selection, evaluation and succession, and the annual performance evaluation of the Board. Our Corporate Governance Guidelines are available to stockholders and the public free of charge on our website at www.sprucepower.com under About > Investors > Governance > Documents & Charters and will be made available to stockholders without charge, upon request, in writing to the attention of our Corporate Secretary at Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024.
Code of Ethics
The Company has a Corporate Code of Conduct and Whistleblower Policy (the “Code of Conduct”) that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Conduct is available on our website at www.sprucepower.com under About > Investors > Governance > Documents & Charters and will be made available to stockholders without charge, upon request, in writing to the attention of our Corporate Secretary at Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024.
We intend to provide any required disclosure of an amendment to or waiver from our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website at www.sprucepower.com promptly following the amendment or waiver. We may elect to disclose any such amendment or waiver in a report on Form 8-K filed with the SEC either in addition to or in lieu of the website disclosure.
Insider Trading Policy
The Company has adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, and the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. The Company’s Insider Trading Policy prohibits our employees, including officers and directors from pledging or engaging in hedging or similar transactions in the Company’s securities, including but not limited to, prepaid variable forwards, equity swaps, collars, exchange funds, puts, calls, and short sales. The Company’s Insider Trading Policy is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as Exhibit 19.1.
Director Independence

Our Corporate Governance Guidelines and NYSE listing standards require a majority of our directors and each member of our Audit Committee, Compensation Committee and Nominating Committee to be independent. The Board determined that all of our directors are independent, except for Christopher Hayes, due to his employment by our Company. Specifically, the following directors are independent under NYSE listing standards: Shawn Kravetz, Jonathan J. Ledecky, John P. Miller, Ja-chin Audrey Lee and Clara Nagy McBane and the following director nominee is independent under NYSE listing standards: Jack Howard. In addition, based on such standards, the following person who served as a director during 2025 but is no longer a director was independent: Kevin Griffin.
Committees of Our Board of Directors and Meetings
The Board maintains the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each committee’s charter is available on our website at www.sprucepower.com under About > Investors > Governance > Documents & Charters.
Meeting Attendance. During the fiscal year ended December 31, 2025, there were 11 meetings of our Board. Each of our then-current directors attended more than 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he or she served as a director) and (2) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). Each member of our Board is strongly encouraged, but is not required, to attend each annual meeting of our stockholders. Four of our then-serving directors attended the 2025 Annual Meeting of Stockholders.

Several times each year, as circumstances dictate, our directors meet in executive session without management. Our independent Lead Director, currently John P. Miller, presides at the meetings of the non-management directors. All non-management directors of the Company are independent as determined under applicable NYSE guidelines. Such independence is assessed annually by the Nominating and Corporate Governance Committee and confirmed by the full Board.
Audit Committee. The Audit Committee currently has three members: John P. Miller (Chair), Jonathan J. Ledecky, and Clara Nagy McBane. John P. Miller is an audit committee financial expert, under SEC rules as determined by the Board. All members of the Audit Committee are, and during 2025 were, independent under the NYSE listing standards and the heightened independence requirements applicable to audit committee members under SEC rules. All members of the Audit Committee are also financially literate in accordance with the NYSE listing standards.
The Audit Committee met six times during fiscal 2025.

The purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the qualifications, performance and independence of the external auditors. The Audit Committee’s principal responsibilities include, among others:
•independently and objectively monitoring the effectiveness of the Company’s financial reporting process and systems of disclosure controls and internal controls;
•retaining, compensating and overseeing the work of any external, independent auditors and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work;
•maintaining and fostering an open avenue of communication with the Company’s management, internal auditor and external, independent auditors;
•overseeing the design, implementation, organization and performance of the Company’s internal audit function;
•helping the Board oversee the Company’s legal and regulatory compliance, including risk assessment;
•overseeing the preparation of the Audit Committee Report for the annual proxy statement;
•reviewing with management and the external, independent auditors the results of the Company’s annual financial statement audit;
•reviewing the annual audited financial statements, the quarterly financial statements and the Company’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” as appropriate, with management and the external, independent auditors; and
•reviewing and discussing with management and the external, independent auditors the Company’s processes and policies on risk identification, management and assessment in all areas of the Company’s business.
The Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter, which is available on our website at www.sprucepower.com under About > Investors > Governance > Documents & Charters.
Please also see the “Report of the Audit Committee” in this proxy statement.
Compensation Committee. The Compensation Committee currently has three members: Clara Nagy McBane (Chair), Shawn Kravetz, and Ja-chin Audrey Lee. All members of the Compensation Committee are, and during 2025 were, independent under the NYSE listing standards.
The Compensation Committee met two times during fiscal 2025.
The purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of the Company’s directors and executive officers, assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans, and oversee the annual process of evaluation of the performance of the Company’s management. The Compensation Committee’s principal responsibilities include, among others:
•establishing a compensation policy for executive officers;
•reviewing competitive practices and trends to determine the adequacy of the executive compensation program;
•reviewing and considering participation and eligibility in the various components of the total executive compensation package;
•annually reviewing and approving corporate goals and objectives relevant to compensation of the CEO and other executive officers of the Company;
•evaluating the CEO’s performance in light of relevant corporate goals and objectives, and recommending to the Board the CEO’s compensation;
•annually reviewing and approving the compensation of executive officers of the Company other than the CEO;
•annually reviewing and approving the compensation of the directors of the Company;
•administering the Spruce Power Holding Corp. 2020 Equity Incentive Plan;
•as necessary or appropriate, approving employment contracts, severance arrangements, change in control provisions and other agreements;
•approving and administering cash incentives and deferred compensation plans for executive officers and overseeing performance objectives and funding for executive incentive plans;

•approving and overseeing reimbursement policies for directors and executive officers;
•periodically reviewing and making recommendations to the Board with respect to equity-based plans that are subject to Board approval;
•reviewing compensation policies and practices for employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company; and
•periodically reviewing executive supplementary benefits and, as appropriate, the Company’s retirement, benefit, and special compensation programs involving significant cost.
The Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter, which is available on our website at www.sprucepower.com under About > Investors > Governance > Documents & Charters.
The Compensation Committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
•The Compensation Committee establishes a compensation policy for executive officers that includes (i) an annual base salary, (ii) incentive compensation which is awarded for the achievement of predetermined financial, strategic or other designated objectives of the Company as a whole and of the executive officers individually, and (iii) long-term incentive compensation in the forms of equity participation and other awards with the goal of aligning, where appropriate, the long-term interests of executive officers with those of the Company’s stockholders and otherwise encouraging the achievement of superior results over an extended time period.
•The Compensation Committee establishes a compensation policy for the Company’s executive officers that (i) enhances the profitability of the Company and increases stockholder value,
(ii) rewards executive officers for their contribution to the Company’s growth and profitability,
(iii) recognizes individual initiative, leadership, achievement and other contributions, and
(iv) provides competitive compensation that will attract and retain qualified executives.
•The Compensation Committee annually reviews the compensation policy for the Company’s directors, CEO and other executive officers, which review includes (i) a review and approval of corporate goals and objectives relevant to the compensation of the CEO and other executive officers, (ii) an evaluation of the CEO’s performance in light of relevant corporate goals and objectives, (iii) a performance evaluation of the Company’s management, (iv) a review of executive supplementary benefits and, as appropriate, the Company’s retirement, benefit and special compensation programs involving significant cost, (v) a review of the Company’s equity-based plans that are subject to Board approval, and (vi) a review of competitive practices and trends to determine the adequacy of the executive compensation program.
•The Compensation Committee has the authority to retain or obtain the advice of such compensation consultants, legal counsel, experts, and other advisors as the committee may deem appropriate in its sole discretion.
•The Compensation Committee has the authority, to the extent permitted by and consistent with applicable law and the provisions of the Spruce Power Holding Corp. 2020 Equity Incentive Plan, to delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to the Spruce Power Holding Corp. 2020 Equity Incentive Plan to employees of the Company or any of its subsidiaries who are not directors or executive officers.
The Compensation Committee further assists the Board in its oversight of the development and implementation of the Company’s human capital management, including those policies and strategies regarding recruiting, retention, career development, opportunity, advancement, and succession and employment practices to ensure appropriate attraction, development, and retention of employees whose contributions are critical to the success of the Company.
The Compensation Committee may, by resolution passed by a majority of the Compensation Committee members, designate one or more subcommittees, each subcommittee to consist of at least two members of the Compensation Committee. Any such subcommittee, to the extent provided in the resolutions of the Compensation Committee and to the extent not limited by applicable law, shall have and may exercise all the powers and authority of the Compensation Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Compensation Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Compensation Committee or the Board when required.
Nominating and Corporate Governance Committee. The Nominating Committee currently has three members: John P. Miller (Chair), Jonathan J. Ledecky and Ja-chin Audrey Lee. All members of the Nominating Committee are, and during 2025 were, independent under the NYSE listing standards.
The Nominating Committee met twice during 2025.
The purpose of the Nominating Committee is to assist the Board by identifying qualified candidates for director, recommending to the Board the director nominees for the next annual meeting of stockholders, leading the Board in its annual review of the Board’s performance, recommending to the Board director nominees for each Board committee, and developing and recommending to the Board corporate governance guidelines applicable to the Company. The Nominating Committee’s principal responsibilities include, among others:

•evaluating the current composition, organization and governance of the Board and its committees, and making recommendations to the Board for approval;
•evaluating and proposing nominees for election to the Board;
•evaluating the performance of the Board, its committees and individual directors and determining whether continued service on the Board is appropriate;
•evaluating and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board;
•evaluating nominations by stockholders of candidates for election to the Board;
•overseeing the process of succession planning of the CEO and, as warranted, other senior officers of the Company;
•developing, adopting, and overseeing the implementation of a Code of Business Conduct and Ethics;
•developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;
•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends;
•reviewing periodically the Nominating Committee charter, structure and membership requirements and recommending any proposed changes to the Board, including undertaking an annual review of its own performance; and
•reviewing correspondence from shareholders and others regarding proposals for strategic alternatives and transactions and making recommendations to the Board regarding the same.
Generally, the Nominating Committee considers candidates recommended by stockholders as well as from other sources, such as directors or executive officers, third-party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with our “Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors,” which is Appendix A to the Nominating Committee charter. The Nominating Committee believes that members of the Board must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company’s adherence to principles of sound corporate governance. Consequently, all persons nominated should possess the following minimum qualifications:
•Integrity and Ethical Values. Candidates should possess the highest personal and professional standards of integrity and ethical values.
•Commitment. Candidates must be committed to promoting and enhancing the long-term value of the Company for its stockholders.
•Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair their ability to (i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a director to the Company or its stockholders.
•Fair and Equal Representation. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular stockholder or other constituency of the Company.
•Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavors, and possess mature and objective business judgment and expertise.
•Oversight. Candidates are expected to have sound judgment, derived from management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.
•Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company.
•Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its committees.
•Board Policies. Candidates’ election must not conflict with any applicable Board policies.
Under exceptional and limited circumstances, the Nominating Committee may approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company and its stockholders.

These are only threshold criteria, and the Nominating Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances. The Nominating Committee will strive, where appropriate, to achieve a variety of backgrounds, perspectives and experiences, among other things, on our Board and its committees. The Board believes that such variety is important to foster various points of view, improving the quality of dialogue, contributing to a more effective decision-making process, and enhancing overall culture in the boardroom.
The Nominating Committee undertakes an annual assessment of each director’s skills and experiences in order to ensure that the Board is most effectively responding to the needs of the business, acting in the best interests of stockholders. The Nominating Committee reviews how the experiences and skills of each director complement those of fellow Board members to create a balanced Board with a variety of viewpoints and deep expertise.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board, they must follow the procedures described in our Bylaws and under the heading “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our “Policy on Stockholder Recommendation of Candidates for Election as Directors,” which is Appendix B to the Nominating Committee charter. All recommendations submitted by stockholders will be considered in the same manner and under the same process as any other recommendations submitted from other sources.
Any such recommendation should be made in writing to the Nominating Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the recommendation is made:
•as to each recommending stockholder, (i) the name and address of such recommending stockholder (including, if applicable, the name and address that appear on the Company’s books and records) and (ii) the number of shares of each class or series of stock of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by such recommending stockholder;
•as to each recommending stockholder, (i) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such recommending stockholder with respect to any shares of any class or series of stock of the Company; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any recommending stockholder satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a recommending stockholder that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such recommending stockholder as a hedge with respect to a bona fide derivatives trade or position of such recommending stockholder in the ordinary course of such recommending stockholder’s business as a derivatives dealer, (ii) any rights to dividends on the shares of any class or series of stock of the Company owned beneficially by such recommending stockholder that are separated or separable from the underlying shares of the Company, (iii) any material pending or threatened legal proceeding in which such recommending stockholder is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company, (iv) any other material relationship between such recommending stockholder, on the one hand, and the Company or any affiliate of the Company, on the other hand, (v) any direct or indirect material interest in any material contract or agreement of such recommending stockholder with the Company or any affiliate of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (vi) any other information relating to such recommending stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such recommending stockholder in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a recommending stockholder solely as a result of being the stockholder directed to prepare and submit the notice required by our Bylaws on behalf of a beneficial owner; and
•as to each candidate whom a recommending stockholder proposes to nominate for election as a director, (i) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice if such candidate for nomination were a recommending stockholder, (ii) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (iii) a description of any direct or indirect material interest in any material contract or agreement between or among any recommending stockholder, on the one hand, and each candidate for nomination or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such recommending stockholder were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (iv) a completed and signed questionnaire, and other supporting materials.

Jack L. Howard was recommended for nomination to be elected as a director at the Annual Meeting by our, chief executive officer and after consideration was nominated by the Nominating Committee.

Board of Directors Leadership Structure
Our corporate governance policies and practices do not require a particular Board leadership structure. Our Board has the flexibility to select its Chair and our CEO in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and CEO may be filled by either one individual or two individuals. In determining the appropriate Board leadership structure, the Board considers a number of factors, including the Company’s strategic goals, the risks and opportunities the Company faces, the Company’s business and operating environment, the experience and skills of the Company’s directors and the interests of the Company’s stockholders.
Currently, the Board has elected to appoint one person, Christopher Hayes, to the positions of President, CEO and Chair of the Board. As such, Mr. Hayes presides over meetings of our Board and carries out such other duties as are customarily carried out by the chair of a board. The Board believes that because Mr. Hayes has unique and extensive experience and understanding of our business, he is well situated to lead and execute strategy and business plans to maximize stockholder value by having the combined role of Chair of the Board, President and CEO. In order to ensure that independent directors continue to play a leading role in our governance, the Board has appointed John P. Miller as independent Lead Director. The independent Lead Director’s duties closely parallel the role of an independent Chair of the Board to provide an appropriate level of independent oversight for Board decisions and to ensure that directors and stockholders have an independent leadership contact. The independent Lead Director is responsible for presiding over the executive sessions of non-management directors and performing such other duties as may be delegated to the position by the Board. The independent Lead Director also has the following additional roles and responsibilities:
•serve as a liaison between the independent directors and the President, CEO and Chair of the Board and senior management to report or raise matters;
•preside over meetings of the non-management directors and, as appropriate, provide prompt feedback to the President, CEO and Chair of the Board;
•take a leading role in the Board’s evaluation of the CEO and succession planning; and
•perform such other duties and responsibilities as may be delegated to the independent Lead Director by the Board from time to time.
The Board also has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Each committee is composed solely of independent directors.
Given our current circumstances, business and strategy, we believe having a combined Chair of the Board and CEO, as well as having an independent Lead Director and independent standing committees, is the most appropriate structure for us and our stockholders. We believe this structure demonstrates clear leadership to our employees, stockholders, and other interested parties. The independent Lead Director protects the role of the independent directors by providing leadership to the independent directors and working closely with the Chair of the Board and CEO.
Board of Directors’ Role in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight and regularly report to the Board. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. The Board and its committees, as appropriate, receive and discuss updates from management on material short, medium, and long-term risks facing the Company in addition to information on risk mitigation efforts and opportunities arising from these risks. The Board and its committees help evaluate the Company’s approach to material risks and provide feedback on management’s identification, assessment, monitoring, and mitigation of these risks.
Our Audit Committee reviews and discusses with management and the external, independent auditors the Company’s processes and policies on risk identification, management, and assessment in all areas of the Company’s business, including but not limited to information security, competition, and regulation. Areas of focus for the Audit Committee include the Company’s policies and other matters relating to the Company’s investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of the Company’s information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. Our Audit Committee also helps the Board oversee the Company’s legal and regulatory compliance, including risk assessment and directly oversees the Company’s Internal Audit function.

The head of the Company’s Internal Audit function conducts an annual risk assessment survey and analysis, which is reported to the Audit Committee.
Our Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements. Our Compensation Committee also reviews our compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.
Our Nominating Committee considers risks related to corporate governance and succession planning for the CEO and, as warranted, other senior officers of the Company.
We believe the current leadership structure of the Board supports the risk oversight functions described above by providing independent leadership, at the committee level, with ultimate oversight by the full Board as led by the Chair of the Board and CEO and the independent Lead Director.
Communications by Stockholders and Others to Our Board of Directors
Generally, stockholders or other interested entities who have questions or concerns should contact our Investor Relations department at investors@sprucepower.com. However, any stockholders or other interested parties who wish to address communications directly to our Board, to any individual director, or to the non-management directors as a group should mail or hand deliver such communications to Attn: Security Holder Communications, Board of Directors, Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024. Communications will be distributed to our Board, to any individual director, or the non-management directors as a group, as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any director upon request.

STOCKHOLDER ENGAGEMENT

We maintain an ongoing dialogue with our stockholders. Throughout the year, we engage with our stockholders to provide updates on our business and solicit perspectives on matters that are important to them. We communicate with our stockholders in a variety of ways, including through investor presentations, banking conferences and quarterly earnings calls, as well as through information on our website and in our annual reports, press releases, quarterly reports, and proxy statements. The Board believes that, in most circumstances, our Chief Executive Officer and other authorized members of management are best positioned to speak with our stockholders on behalf of the Company. However, the Board and its committees regularly receive reports on our stockholder engagement activities and are provided with the opportunity to discuss and ask questions about significant stockholder feedback we receive. Stockholder perspectives are shared with, and considered by, our Board and relevant committees to inform our policies, decisions and strategy, as appropriate. For more information regarding stockholder engagement on executive compensation matters, see “Executive Compensation – Say-on-Pay and Stockholder Engagement.” As part of our ongoing engagement with stockholders, beginning in February 2026, we discussed and received feedback regarding our governance and operations with Steel Connect Sub LLC (“Steel Connect Sub”), a significant stockholder of the Company. As part of these discussions, we discussed the composition of the Board and the possibility of redomiciling the Company in Texas with affiliates of Steel Connect Sub.

OUR EXECUTIVE OFFICERS
The executive officers of the Company as of the date of this proxy statement are as follows:

Name	Age	Principal Occupation During the Past Five Years
Christopher Hayes	52	Chief Executive Officer and President of the Company since April 2024, and a director of the Company since December 2020. Mr. Hayes has served as Chair of the Board of the Company since January 2023. From August 2019 until December 2020, Mr. Hayes served as a member of the Board of the Company’s affiliate, XL Hybrids Inc. From August 2016 to January 2017, Mr. Hayes served as the Senior Vice President of Edison Energy, LLC, an indirect subsidiary of Edison International, a publicly traded energy and power markets company, following Edison’s acquisition of Altenex, a renewable energy procurement company co-founded by Mr. Hayes in 2011. Most recently, Mr. Hayes served as managing partner and director of Alturus, a sustainable infrastructure investment company he co-founded in 2018. The Board believes that Mr. Hayes’ knowledge of our business as its CEO allows him to provide important insights to the Board on the Company, its business, and its potential strategic priorities.
Thomas J. Cimino	57	Chief Financial Officer of the Company since December 2025. Prior thereto, Interim Chief Financial Officer of the Company since June 2025. Prior to joining Spruce Power, Mr. Cimino was an independent consultant and provided interim chief financial officer and advisory services across a variety of sectors from April 2024 to June 2025. Prior thereto, Chief Financial Officer – Executive Vice President Finance and Administration of EnfraGen, an international owner, operator and developer of power assets, from January 2021 to January 2024, Chief Financial Officer of Vantage Drilling Company, an international offshore drilling company, from September 2016 to June 2020, and Chief Financial Officer and Controller of AEI Services, an international power infrastructure company from May 2007 to August 2016. Prior to AEI, Mr. Cimino worked at PricewaterhouseCoopers and started his career with KPMG.
Jonathan M. Norling	57	Chief Legal Officer of the Company since February 2023; prior thereto General Counsel of Spruce Power from January 2019 to February 2023, Deputy General Counsel of Spruce Power from January 2018 to January 2019, and Interim General Counsel of Spruce Power from July 2017 to January 2018.
.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 16, 2026, certain information with respect to (a) the beneficial ownership of our common stock held by (i) each of our directors and director nominees, (ii) each of our named executive officers, and (iii) all of our current directors and executive officers as a group, and (b) stockholders known to us to beneficially own more than 5% of our common stock. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act. In general, beneficial ownership includes any shares of common stock as to which the individual has sole or shared voting or investment power. The Company deemed shares of our common stock that may be acquired by an individual or group within 60 days of June 16, 2026 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of our common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on 18,369,300 shares of our common stock outstanding on June 16, 2026.

Shares Beneficially Owned

Name and Address	Number	Percent
Directors, Nominees and Named Executive Officers(1)
Christopher Hayes(2)	444,205	2.4%
Thomas Cimino	—	*
Jonathan M. Norling(3)	154,086	*
Eric Tech(4)	209,319	1.1%
Shawn W. Kravetz(5)	431,882	2.3%
Jonathan J. Ledecky(6)	501,235	2.7%
John P. Miller(7)	203,826	1.1%
Ja-chin Audrey Lee, Ph. D.(8)	169,777	*
Clara Nagy McBane(9)	132,402	*
Jack Howard	50,000	*
Sarah Weber Wells(10)	57,338	*
All directors and executive officers as a group (9 persons)	2,246,732	11.2%
Five Percent Holders
Steel Partners Holdings L.P. (11)	3,429,380	18.7%
*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1) The business address of the stockholder is c/o Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024.
(2) Consists of (a) 111,681 shares held of record, (b) options to purchase 197,764 shares of our common stock, and (c) restricted stock units as to 134,760 shares, which vest within 60 days of June 16, 2026.
(3) Includes (a) 96,461 shares held of record and (b) restricted stock units as to 57,625 shares, which vest within 60 days of June 16, 2026.
(4) Consists of (a) 48,232 shares held of record, (b) 102,099 shares held in trusts of which Mr. Tech is the co-trustee and has or shares investment and voting power, (c) options to purchase 52,738 shares of our common stock, (d) 3,125 shares held by one of Mr. Tech's daughters, and (e) 3,125 shares held by one of Mr. Tech’s daughters. Mr. Tech disclaims ownership of the shares of our common stock held by his daughters.
(5) Consists of (a) 8,000 shares held of record, (b) restricted stock units as to 112,500 shares, which vest within 60 days of May 4, 2026, and (c) 311,382 shares held by Esplanade Capital, an investment firm of which Mr. Kravetz is President and Chief Investment Officer.
(6) Consists of (a) 95,696 shares held of record, (b) options to purchase 2,414 shares of our common stock, (c) restricted stock units as to 75,000 shares, which vest within 60 days of June 16, 2026, and (d) 328,125 shares held by Ironbound Partners Fund, LLC, an affiliate of Mr. Ledecky. Notwithstanding his dispositive and voting control over such shares, Mr. Ledecky disclaims beneficial ownership of the shares of our common stock held by Ironbound Partners Fund, LLC, except to the extent of his proportionate pecuniary interest therein.
(7) Consists of (a) 128,826 shares held of record and (b) restricted stock units as to 75,000 shares, which vest within 60 days of June 16, 2026.
(8) Consists of (a) 94,777 shares held of record and (b) restricted stock units as to 75,000 shares, which vest within 60 days of June 16, 2026.
(9) Consists of (a) 33,817 shares held of record and (b) restricted stock units as to 98,585 shares, which vest within 60 days of June 16, 2026.
(10) Consists of 57,338 shares held of record. The beneficial ownership information for Ms. Wells is based on the most recent information provided to the Company as of the time Ms. Wells ceased to serve as Chief Financial Officer, which was May 14, 2025.
(11) Consists of shares held by Steel Partners Holdings L.P. (“Steel Partners”). Steel Partners filed a Schedule 13D/A on March 16, 2026, reporting that it beneficially owned 3,259,706 shares of our common stock, with shared voting power and shared dispositive power over all of such shares. The beneficial ownership by Steel Partners in the table reflects an update from Form 4 report filed by Steel Partners on April 22, 2026, reporting that it beneficially owned 3,429,380 shares of Common Stock as of April 20, 2026. The address of Steel Partners is 590 Madison Avenue, 32nd Floor, New York, NY 10022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires Company directors, executive officers and other persons who beneficially own more than 10% of the Company’s common stock, to file reports with the SEC regarding their initial stock ownership and any changes in their stock ownership. Based solely on a review of the reports filed for the fiscal year and related written representations, the Company believes that all of our executive officers and directors filed the required reports on a timely basis under Section 16(a), with the exception of a Form 3 report filed by Thomas J. Cimino on June 30, 2025 reporting his appointment as Interim CFO on June 5, 2025, a Form 4 report filed by Thomas J. Cimino on December 11, 2025 reporting a transaction on December 8, 2025, a Form 4 report filed by Clara Nagy McBane on December 17, 2025 reporting a transaction on June 24, 2025, a Form 4 report filed by John P. Miller on February 6, 2026 reporting a transaction on June 24, 2025, a Form 4 filed by Ja-chin Audrey Lee, Ph.D on February 20, 2026 reporting a transaction on June 24, 2025, a Form 4 filed by Jonathan J. Ledecky on February 20, 2026 reporting a transaction on June 24, 2025, and a Form 4 filed by Shawn W. Kravetz on May 7, 2026 reporting transactions on June 24, 2025.

PROPOSAL TWO

ADVISORY AND NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and related SEC regulations enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules relating to compensation disclosure. Section 14A of the Exchange Act requires the Company to hold the advisory vote on executive compensation at least once every three years. At the Company’s 2022 annual meeting of stockholders, stockholders voted on our say-on-pay frequency proposal indicating a preference for holding such advisory vote on executive compensation every year. Accordingly, the Board decided that the advisory vote on executive compensation would be held every year, at least until the next advisory say-on-pay frequency vote.
The Compensation Committee regularly reviews the compensation programs for our named executive officers to ensure they achieve the desired goal of striking a balance between recognition of recent achievements and aligning the interests of management on a longer-term basis with that of the Company’s stockholders. The Company’s compensation program is designed to offer competitive compensation to employees to attract and retain capable employees. Please read the section “Executive Officer and Director Compensation” in this proxy statement for additional details about our executive compensation program, including information about the fiscal year 2025 compensation of our named executive officers.
We are asking our stockholders to indicate their approval of our named executive compensation as described in this proxy statement. The proposal, commonly known as the “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the polices and practices described in this proxy statement.
Accordingly, the Board recommends that the stockholders approve the following advisory resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to compensation disclosure rules of the U.S. Securities and Exchange Commission, including the compensation tables and the related narrative discussion in the proxy statement.”
This vote is advisory and not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this advisory vote when considering future executive compensation decisions. We anticipate that the next vote on a say-on-pay proposal will occur at the 2027 Annual Meeting of Stockholders.
Required Vote
The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions and broker non-votes) is required to approve, on an advisory basis, the total compensation paid to the named executive officers as disclosed in this proxy statement.
Recommendation of the Board
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
EXECUTIVE OFFICER COMPENSATION1
This section explains our executive compensation program for our named executive officers (“NEOs”) and the decisions made with respect to the compensation of our NEOs in 2025. This section also describes the process of the Company’s Compensation Committee (the “Compensation Committee”) and Board for making compensation decisions, as well as the rationale for specific decisions related to the fiscal year ended December 31, 2025.
Our NEOs for 2025 were:

Name	Position
Christopher Hayes	President and Chief Executive Officer
Thomas J. Cimino	Chief Financial Officer
Jonathan M. Norling	Chief Legal Officer
Sarah Weber Wells	Former Chief Financial Officer
Compensation Practices & Policies
We believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and executives:

What We Do		What We Don't Do
•	Maintain anti-hedging and anti-pledging policies	•	No tax gross ups
•	Provide for "double-trigger" equity award vesting and severance benefits upon a change in control	•	No repricing or exchange of underwater options without stockholder approval
•	Use an independent compensation consultant	•	No option or stock appreciation rights granted below fair market value
		•	No supplemental executive retirement plans

What Guides our Program
Executive Compensation Philosophy and Objectives
Our executive compensation philosophy is driven by the following guiding principles that underpin the critical connections between performance, long-term value creation, talent management, compensation governance and our cultural values:
•Competitively Positioned: Target compensation should be competitive with that being offered to individuals in comparable roles at other companies with which the Company competes for talent to ensure that we employ the best people to lead our success.
•Performance-Driven and Stockholder-Aligned: A meaningful portion of total compensation should be variable and linked to the achievement of specific short- and long-term performance objectives and designed to drive stockholder value creation.
•Responsibly Governed: Decisions about compensation should be guided by appropriate governance standards and rigorous processes that encourage prudent decision-making.

1.The Company qualifies as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies.

Elements of Pay: Total Direct Compensation
Our executive compensation philosophy is supported by the following principal elements of pay:

Pay Element	How It's Paid	Purpose
Base Salary	Cash (Fixed)
Provides a competitive base salary rate relative to similar positions in the market and enables the Company to attract and retain critical executive talent, rewards overall performance by our executive officers and provides a degree of financial stability for each of our executive officers.

Annual Incentives	Cash (Variable)	Reward executives for delivering on annual strategic objectives that we believe contribute to the creation of stockholder value and help us attract and retain critical executive talent.
Long-Term Incentives	Equity (Variable)	Help us attract and retain executive talent, which we believe helps drive the creation of stockholder value.

Executive Compensation Decision-Making Process
The Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, which may be accessed at our website at https://investors.sprucepower.com/governance/documents-and-charters/default.aspx. The Compensation Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the Board, based upon the recommendation of the Compensation Committee.
The Role of Management. Members of our management team attend regular meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. However, they do not participate in discussions about their own pay. Only Compensation Committee members vote on decisions regarding NEO compensation. The CEO reviews his recommendations pertaining to other executives’ (non-NEOs) pay with the Compensation Committee, providing transparency and oversight. Decisions on non-NEO pay are made by the CEO. The CEO does not participate in the deliberations of the Compensation Committee or Board regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Consultant. The Compensation Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Compensation Committee has Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant. Meridian reports directly to the Compensation Committee and did not provide any additional services to management. The Compensation Committee has conducted an independence assessment of Meridian in accordance with SEC rules.
The Role of Peer Group Companies. The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies. For purposes of setting 2025 compensation levels, the Compensation Committee did not reference a specific peer group or conduct formal benchmarking, but subjectively took into account publicly available data of similarly sized and situated companies and industry specific survey data. This market data was not the sole determinant in setting pay levels for the NEOs. Actual pay levels can be above or below the targeted levels depending on the Compensation Committee’s subjective evaluation of factors such as experience, individual or company performance, tenure, employee potential, unique skills, criticality of the position to the Company, and other factors. In general, the Compensation Committee desires to balance general internal and external equity and reserves the right to use discretion to deviate when necessary to recruit employees and/or retain the right talent.

Say-on-Pay and Stakeholder Engagement

In response to our 2025 say-on-pay proposal, the Company conducted an outreach effort to understand our stockholders’ perspectives on our compensation and governance programs to ensure appropriate responsiveness to stockholder feedback.

During 2025, we contacted fourteen of our then largest stockholders, representing approximately 45% of shares of Company common stock held by institutional investors. We held five meetings with five of our largest stockholders, representing approximately 33% of shares of Company common stock held by institutional investors.

In its executive compensation program, the Company aims to set meaningful targets and goals designed to encourage the achievement of specific performance objectives and drive stockholder value creation. In addition, the Company focuses on emphasizing equity compensation in its executive compensation program to better align the interests of our executive officers with those of our stockholders.

The investors with whom the Company met were generally supportive of the Company’s executive compensation program and governance practices. Nonetheless, our Compensation Committee made certain changes that it believes are responsive to key areas of feedback the Company received from stakeholders. See “Stockholder Engagement” on page 20 above for more information.

2025 Executive Compensation Program in Detail
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. Base salary also rewards overall performance and provides a degree of financial stability for our NEOs. In making base salary decisions, the Compensation Committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The Compensation Committee (and the Board with respect to the CEO) takes into account factors such as competitive market data as well as individual performance, experience, tenure, internal equity, and employee potential. The Compensation Committee did not assign relative weighting to these factors when determining the base salary of any NEO, but the Compensation Committee made subjective determinations that the amounts of base salary were appropriate considering all of these factors collectively.
Annual Incentives
The 2025 Short-Term Incentive Compensation Plan (“STIC”) provided our NEOs the opportunity to earn a performance-based annual cash bonus. The STIC is administered by the Compensation Committee with input from our Chief Executive Officer. Under the STIC, each NEO’s target annual bonus opportunity is expressed as a percentage of the NEO’s base salary and is established based on the NEO’s level of responsibility and his or her ability to impact overall results. These targets were established based on recommendations from our independent consultant. Target award opportunities for 2025 were as follows:

Name	2025 Base Salary	Bonus Target (% of Base Salary)	Bonus at Target ($)
Christopher Hayes	$650,000	100%	$650,000
Sarah Weber Wells(1)	$345,000	50%	$172,500
Thomas Cimino(2)	$350,000	75%	$262,500
Jonathan M. Norling	$315,000	50%	$157,500
(1) Ms. Wells ceased serving as the Company’s CFO as of May 14, 2025.
(2) Mr. Cimino’s appointment as CFO was effective December 1, 2025. From June 5, 2025 through November 30, 2025, Mr. Cimino served as Interim CFO and compensation for his services was paid to a consulting firm.

The Compensation Committee selected organizational performance measures for all NEOs and departmental performances for all NEOs other than the Chief Executive Officer. Each NEO’s target annual bonus opportunity was weighted among these measures, and each NEO’s performance was used to determine the NEO’s eligibility for the annual bonus payment. Under the terms of the STIC, cash payments may range from 0% to 200% of each NEO’s target annual bonus opportunity. The Compensation Committee has the discretion to increase or decrease an annual bonus award in light of considerations it deems relevant and appropriate.
Organizational Performance Measures. The selected organizational performance objectives for 2025 and their respective weightings are outlined below:

Corporate Profitability	30%
Operations & Servicing Excellence	40%
Reporting Accuracy & Timeliness	30%
Total	100%
The selected corporate profitability measures for 2025 and their threshold, target, stretch, and maximum performance levels are outlined below:

Corporate Profitability Measure	Threshold	Target	Stretch	Maximum
Adjusted Free Cash Flow(1)	$2,700,000	$5,400,000	$10,000,000	$15,000,000
New Business Net Revenue	$1,600,000	$3,200,000	$5,000,000	$15,000,000
Systems/Contracts Owned	74,730	85,000	90,000	95,000

(1) The Company defines Adjusted Free Cash Flow as Operating EBITDA less project finance debt service, platform capital expenditures, and other non-cash items. Project finance debt service represents principal and interest payments, including sweeps where applicable, on the Company’s non-recourse, project finance debt facilities. Other non-cash items represent miscellaneous non-cash income or expense associated with our various operating portfolios of residential solar assets. We define Operating EBITDA as Adjusted EBITDA plus proceeds from investment in master lease agreement, net, proceeds from buyouts/prepayments and interest earned on cash investments. Proceeds from investment in lease agreement, net, represent cash flows from the Company’s Spruce Power 4 Portfolio, which holds the 20-year use rights to customer payment streams of approximately 22,500 solar lease and power purchase agreements, net of servicing costs. Proceeds from buyouts/prepayments represent cash inflows from the early buyout of customer solar contracts and cash inflows from the prepayment of customer solar contracts. Interest earned on cash investments represent cash interest received on investments in money market funds/U.S. Treasury securities. We defined EBITDA as our consolidated net income (loss) and adding back interest expense, net, income taxes, and depreciation and amortization. Adjusted EBITDA excludes certain identified items that we do not consider to be part of our ongoing business.
The selected operations & servicing excellence objectives for 2025 involved (1) the PPA lease portfolio’s adjusted gross collections, (2) average customer care satisfaction ratings, and (3) the portfolio technology build-out.

The selected reporting accuracy & timeliness objectives for 2025 related to the Company’s internal and external reporting.
Departmental Performance Measures. Departmental performance measures are respective to each NEO’s department(s) of responsibility in the Company. The average of the weighted scores of each NEO’s respective department(s) is used to measure the NEO’s departmental performance.
The selected departmental performance objectives for 2025, respective to NEO Jonathan Norling, weightings are outlined below:

Legal	80%
Asset Disposition	20%
Total	100%

STIC Results. In determining bonus target achievement, the Compensation Committee measured results against goals, and additionally considered other events that occurred during the fiscal year, for which NEO leadership was critical, as well as each NEO’s performance. The payouts under the STIC to our NEOs for 2025 performance were approved in February 2026 at the following levels:

Name	Actual Bonus Value	Percentage of Target Bonus
Christopher Hayes	$650,000	100%
Jonathan M. Norling	$118,125	75%
Thomas J. Cimino (1)	$21,875	100%
(1) As Mr. Cimino was appointed as CFO effective December 1, 2025, his offer letter provided that his 2025 bonus would be 1/12 of his annual target amount. Mr. Cimino earned 100% of such bonus amount.
Long-Term Equity Incentives
In 2025, the Compensation Committee determined that all long-term equity incentives would be granted in the form of restricted stock units (“RSUs”), with a four-year vesting schedule of 25% per year on the anniversary date of grant. The Compensation Committee believes that RSUs best align the interests of award recipients with those of our stockholders based on recommendations from our independent consultant. The long-term nature of the RSUs creates performance and retention incentives for recipients.
The Company continues to evolve as a business and recognizes that the structure of our equity program must evolve with the transition of our business strategy. The Compensation Committee continues to evaluate its approach to long-term equity incentive compensation and is committed to putting forth a program that aligns the interest of our executives and stockholders each year.
The 2025 awards for each NEO were as follows:

Name	RSUs	RSUs Grant Date Fair Value(1) ($)
Christopher Hayes	539,040	$894,806
Thomas J. Cimino	60,000	$310,800
Jonathan M. Norling	230,500	$328,463
Sarah Weber Wells	—	$—
(1)Individual award amounts reflect the grant date fair values of such awards computed in accordance with FASB ASC Topic 718.

Other Benefits and Perquisites
Our NEOs are eligible to participate in our employee benefit plans, including medical, dental, vision, and life insurance plans, in each case on the same basis as all of our other employees. The Company pays premiums for the life insurance for all employees, including our NEOs. The Company generally does not provide perquisites or personal benefits.

401(k) Plan and Employee Stock Purchase Plan
The Company maintains a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. The Company provides for safe harbor matching contributions equal to 100% on the first 3% of an employee’s eligible earnings deferred and an additional 50% on the next 2% of an employee’s eligible earnings deferred. Employee elective deferrals and safe harbor matching contributions are 100% vested at all times. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Impact of Tax and Accounting
The Company regularly considers the various tax and accounting implications of our compensation plans. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.
While considering tax deductibility as only one of several considerations in determining compensation, the Audit Committee believes that the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to the Company that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.
Policies and Practices Related to the Grant of Certain Equity Awards
Our long-term incentive compensation does not currently include regular stock option grants. In fiscal 2025, such compensation consisted solely of RSUs. Outside of the annual grant cycle, we may make RSU or stock option awards in connection with a new hire package, retention grant or severance package. Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates.

2025 Summary Compensation Table
The following table sets forth information regarding the compensation to our NEOs for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards($)(4)	Nonequity incentive plan compensation ($)	All Other Compensation ($)(5)	Total ($)
Christopher Hayes	2025	650,000	650,000	894,806	—	—	2,000	2,196,806
President and CEO (6)	2024	450,000	650,000	269,391	773,500		26,875	2,169,766
Thomas J. Cimino(7)	2025	514,332	21,875	310,800	—	—	538	847,545
Chief Financial Officer
Sarah Weber Wells	2025	115,000	—	—	—	—	11,842	126,842
Former Chief Financial Officer and Head of Sustainability (8)	2024	315,577	163,358	430,852	—	—	11,539	921,326
Jonathan M. Norling	2025	315,000	118,125	382,630	—	—	—	815,755
Chief Legal Officer	2024	313,269	100,000	430,852	—	—	—	844,121
(1) The amount shown in this column for Mr. Cimino reflects (i) $494,040 paid to a consulting firm for Mr. Cimino’s services as Interim CFO from June 5, 2025 through November 30, 2025, and (ii) $20,292 of salary paid to Mr. Cimino from December 1, 2025 through December 31, 2025 as a full-time employee of the Company.
(2) The amounts in this column reflect the amount earned under the STIC in 2025 and 2024. In each case, these amounts were paid in the year following the year in which the performance criteria were achieved. For fiscal year 2024, amounts were previously reported for amounts the Company paid to the NEOs in 2023 for 2022 performance under the STIC.
(3) Amounts shown in this column reflect the grant date fair value for restricted stock units granted during the fiscal years ended December 31, 2025 and 2024 to our NEOs, computed in accordance with FASB ASC Topic 718, based on the closing price of the Company’s stock on the date of grant. The amounts for 2024 now reflect the grant date fair value for restricted stock units granted during the fiscal year ended December 31, 2024.
(4) Amounts shown in this column reflect the grant date fair value for options granted during the fiscal years ended December 31, 2025 and 2024 to our NEOs, calculated using the Black-Scholes option pricing model based on assumptions set forth in Note 12 to the Company’s financial statements in its Annual Report on Form 10-K.
(5) For fiscal year 2024, includes (i) $26,875 paid to Mr. Hayes in connection with his Board service prior to becoming the CEO; and (ii) an $11,539 Company contribution to Ms. Wells’ 401(k) plan.
(6) Mr. Hayes was appointed as the Company’s President and CEO effective as of April 12, 2024.
(7) Mr. Cimino was appointed as the Company’s CFO effective December 1, 2025. From June 5, 2025 through November 30, 2025, Mr. Cimino served as Interim CFO of the Company.
(8) Ms. Wells ceased serving as the Company’s CFO as of May 14, 2025.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows certain information with respect to unexercised options and unvested restricted stock units held by our NEOs as of December 31, 2025. Ms. Wells did not hold any options or unvested restricted stock units as of December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year-End
Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Christopher Hayes	73,807	221,422 (2)	—	3.74	4/12/2034	—	—	—	—
	1,968	—	—	54.48	5/26/2031	—	—	—	—
	446	—	—	113.36	2/26/2031	—	—	—	—
	35,801	—	—	2.16	2/6/2030	—	—	—	—
	11,934	—	—	1.92	5/24/2028	—	—	—	—
	—	—	—	—	—	66,477(3)	338,368	—	—
						539,040(4)	2,743,714	—	—
Thomas J. Cimino	—	—	—	—	—	60,000(5)	310,800	—	—
Jonathan M. Norling	—	—	—	—	—	15,625(6)	79,531	—	—
	—	—	—	—	—	32,312(7)	164,468	—	—
	—	—	—	—	—	89,265(8)	454,359	—	—
	—	—	—	—	—	230,500(9)	1,173,245	—	—
(1) The amounts in this column represent the aggregate fair market value of restricted stock unit awards as of December 31, 2025, based on the closing price of the Company’s common stock on December 31, 2025, which was $5.09.
(2) These options vest as to 73,807 shares on each of April 12, 2026, April 12, 2027, and April 12, 2028.
(3) These restricted stock units vest as to 22,159 shares on each of April 12, 2026, April 12, 2027, and April 12, 2028.
(4) These restricted stock units vest as to 134,760 shares on each of May 12, 2026, May 12, 2027, May 12, 2028 and May 12, 2029.
(5) These restricted stock units vest as to 15,000 shares on each of December 8, 2026, December 8, 2027, December 8, 2028, and December 8, 2029.
(6) These restricted stock units vest on September 9, 2026.
(7) These restricted stock units vest as to 16,156 shares on each of April 3, 2026 and April 3, 2027.
(8) These restricted stock units vest as to 29,755 shares on each of April 1, 2026, April 1, 2027, and April 1, 2028.
(9) These restricted stock units vest as to 57,625 shares on each of May 12, 2026, May 12, 2027, May 12, 2028, and May 12, 2029.

Employment Agreements and Severance Agreements
Christopher Hayes
In connection with Mr. Hayes’ appointment as President and Chief Executive Officer of the Company, Mr. Hayes and the Company entered into a CEO Offer Letter (the “Hayes Offer Letter”) on April 12, 2024, under which Mr. Hayes’ service to the Company as its President and Chief Executive Officer commenced on April 12, 2024 and will continue until terminated by the Company or Mr. Hayes. The Hayes Offer Letter provides for (a) an initial annual base salary of $650,000 and (b) an annual cash bonus opportunity with a target of 100% of his base salary to be based on achieving annual performance metrics determined by the Board or as may be payable by the Board in its discretion.
Mr. Hayes was also awarded equity awards effective on April 12, 2024 valued at 170% of his initial base salary, with 70% of such equity awards being in the form of stock options to purchase shares of the Company’s common stock and 30% of such equity awards being in the form of RSUs. These equity awards vest in equal annual installments over four years following April 12, 2024, subject to Mr. Hayes’ continued service on the applicable vesting date.

Mr. Hayes is eligible to participate in the employee benefits offered by the Company in accordance with the applicable terms of the benefit program, plan or arrangement.
The Hayes Offer Letter requires Mr. Hayes to comply with certain non-disclosure, non-competition and non-solicitation covenants.
Mr. Hayes is eligible for severance benefits and payments under the Executive Severance Plan discussed below.

Thomas J. Cimino

Mr. Cimino, who currently serves as Chief Financial Officer of the Company, is subject to an at-will employment offer letter dated December 1, 2025. The offer letter contemplates an annual base salary and certain other benefits. The offer letter provides for an annual base salary of $350,000.

Mr. Cimino was issued equity awards effective on December 8, 2025, in the form of 60,000 RSUs. These equity awards vest in equal annual installments over four years following December 8, 2025, subject to Mr. Cimino’s continued service on the applicable vesting date.

Mr. Cimino is eligible to participate in the employee benefits offered by the Company in accordance with the applicable terms of the benefit program, plan or arrangement.

Mr. Cimino is eligible for full severance benefits and payments under the Executive Severance Plan discussed below effective June 1, 2026, and at 50% severance benefit through May 31, 2026.

Jonathan Norling
Mr. Norling has an Amended and Restated At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement (the “Norling Employment Agreement”) that was effective as of March 15, 2019 and amended and restated as of January 1, 2022.
Pursuant to the Norling Employment Agreement, if Mr. Norling is terminated by the Company without cause or by Mr. Norling for good reason, Mr. Norling is entitled to a one-time lump sum “Termination Payment” equal to the sum of (i) three months’ of his regular base pay and benefits, less applicable withholdings and deductions, (ii) any unpaid bonus awarded to him prior to the employment termination (including without limitation any amounts awarded pursuant to the Company’s short term incentive compensation plan or long term compensation plan), (iii) any bonus to which he would have been entitled under the Company’s short term incentive compensation plan or other agreement had Mr. Norling remained employed by the Company as of the date such bonus would have been awarded, pro-rated to the termination date, and (iv) if the employment termination is by the Company without cause and the Company does not provide Mr. Norling with at least 30 days’ advance notice of such employment termination, a one-time lump sum “Notice Differential Payment,” less applicable withholdings and deductions. The Notice Differential Payment is an amount equal to the difference between (a) the base salary that Mr. Norling earns between the date the Company provides notice of termination without cause and the last date of his employment, and (b) the base salary and benefits that Mr. Norling would have received if the Company had given him 30 days’ advance notice of termination without cause.

If Mr. Norling’s employment is terminated by the Company without cause in the event of his death or disability, the Company shall pay Mr. Norling or his heirs an amount equal to one-half of the Termination Payment and one-half of the Notice Differential Payment that would be owed to him.

As a condition of receiving the Termination Payment, Mr. Norling must sign a separation agreement, which shall include a release of all claims.

“Cause” means Mr. Norling (i) has committed an act involving fraud, dishonesty, disloyalty, or a conflict of interest against the Company, (ii) has been convicted of or enters into a pleas of nolo contendere to any felony or a misdemeanor involving honesty, integrity, moral turpitude, or unethical conduct, (iii) has engaged in misconduct that results or could have resulted in serious injury (monetary or otherwise) to the Company or is detrimental to the Company’s business reputation, or goodwill, (iv) in carrying out Mr. Norling’s assigned duties, has engaged in negligence that results in material injury, monetary or otherwise, to the Company, (v) uses illegal drugs or becomes intoxicated by alcohol or drugs in a manner that adversely affects his ability to perform his duties, (vi) fails to cooperate in any respect with any investigation or inquiry authorized by the Company or conducted by a governmental authority related to the Company’s business, (vii) fails to comply in any respect with any written or oral direction of the Company that relates to the performance of his duties that he can physically perform, (viii) has violated any of the Company’s written policies or rules, or (ix) fails to perform or uphold in any material respect any duty under the Norling Employment Agreement.

“Good Reason” means (i) a material diminution in Mr. Norling’s base salary, (ii) a material diminution in Mr. Norling’s authority, duties and responsibilities, (iii) a material breach by the Company of any of its covenants or obligations, in each case to Mr. Norling under the Norling Employment Agreement, or (iv) the relocation of the geographic location of Mr. Norling’s principal place of employment by more than 50 miles from the location of his principal place of employment as of the effective date of the Norling Employment Agreement.
Executive Severance Plan
Effective August 6, 2024, the Company adopted an Executive Severance Plan, which provides severance payments and benefits if employment with the Company terminates under certain circumstances specified in the Plan. Participants include the CEO, the CFO, and other executives as recommended by the CEO and approved by the Board or Compensation Committee.

The Executive Severance Plan provides that if the Company terminates a participant’s employment without “Cause” or the participant resigns for “Good Reason” at any time other than the 24-month period beginning on the date of a change in control or within a period of 90 days preceding the change in control (the “Change in Control Period”), the participant is entitled to: (1) 1.5 times for the CEO or 1.0 times for other executives (the “Normal Multiplier”) the participant’s then-current base salary plus the full amount of the participant’s then-current annual target bonus; (2) full vesting in any unvested equity awards with time-based vesting held by the participant under the Company’s then-current outstanding equity incentive plans that would have vested during the period of months equal to the product of (a) the Normal Multiplier and (b) 12 (the “Severance Period”); and (3) continue participating in the Company’s health benefits for the Severance Period, as follows: (a) such continued benefits shall be subject to the participant’s timely election of continuation coverage under COBRA, (b) the Company will pay the Company contribution and the participant shall be required to pay the employee contribution directly or as a reimbursement to the participant at the Company’s sole discretion, (c) the participant’s right to receive such health benefits will terminate if and when the participant secures alternative health benefits from a new employer, or if and when the participant otherwise becomes ineligible for future coverage under COBRA; and (4) the Company shall be required to provide these health benefits only to the extent that the Company continues offering an employee health benefits plan and to the extent that the Company is not required to provide and pay for such post-termination coverage to other employees to avoid a violation of applicable nondiscrimination requirements.

If a participant’s employment is determined without Cause or the participant resigns for Good Reason during the Change in Control Period, the participant is entitled to: (1) 2.0 times for the CEO or 1.5 times for other executives (the “CIC Multiplier”) the participant’s then-current base salary plus the full amount of the participant’s then-current annual target bonus; (2) a pro-rata portion of the participant’s annual target bonus for the calendar year in which such termination occurs based on the period worked by the participant during such calendar year prior to termination; (3) continue participating in the Company’s health benefits for 18 months, as follows: (a) such continued benefits shall be subject to the participant’s timely election of continuation coverage under COBRA, (b) the Company will pay the Company contribution directly or as a reimbursement to the participant at the Company’s sole discretion, (c) the participant’s right to receive further health benefits shall terminate if and when the participant secures alternative health benefits from a new employer, or if and when the participant otherwise becomes ineligible for further coverage under COBRA, and (d) the Company shall be required to provide these health benefits only to the extent that the Company continues offering an employee health benefits plan and to the extent that the Company is not required to provide and pay for such post-termination coverage to other employees to avoid a violation of applicable nondiscrimination requirements; (4) professional outplacement services up to $25,000; and (5) full vesting of any outstanding unvested equity awards held by the participant under the Company’s then-current outstanding equity incentive plans (with any equity awards with performance conditions vesting based on target performance).

If a participant’s employment terminates as a result of disability or death, the participant is eligible to receive: (1) a pro-rata portion of the participant’s target bonus for the calendar year in which such termination occurs based on the period worked by the participant during such calendar year prior to termination; and (2) in the case of the participant’s termination of employment as a result of disability, full vesting in any and all equity awards with time-based vesting that would have vested during the 12-month period following the termination date, and in the case of the participant’s death, full vesting of all equity awards (with any equity awards with performance conditions vesting based on target performance). In the case of disability, the participant also remains eligible for vesting of any equity awards with performance conditions outstanding on the date of such termination.

In each case, to be eligible for severance payments or benefits under the Executive Severance Plan, the participant or the participant’s designated beneficiary or estate, as applicable, must execute and not revoke a valid separation and general release, and the participant must comply with certain restrictive covenants, including confidentiality, non-competition, and non-solicitation.

A participant is entitled to the following upon termination of employment whether or not the participant is eligible for severance payments or benefits under the Executive Severance Plan: (1) the portion of the participant’s base salary that has accrued prior to termination and not yet been paid; (2) the portion of the participant’s prior-year annual bonus that has been earned prior to termination and has not yet been paid; (3) the amount of any expenses properly incurred by the participant on behalf of the Company in accordance with Company policy prior to such termination and not yet reimbursed; and (4) the amount of the participant’s vacation time that has accrued prior to termination and has not yet been used.

For purposes of the Executive Severance Plan, “Cause” means a participant’s: (i) willful misconduct or gross negligence with respect to any material aspect of the Company’s business; (ii) refusal to follow the lawful directions of the Company employee to whom the participant reports or, in the case of the CEO, the Board; (iii) breach of a fiduciary duty owed to the Company or its shareholders; (iv) any act of fraud, embezzlement or other material dishonesty with respect to the Company; (v) conviction, plea of nolo contendere, guilty plea, or confession to a crime based upon an act of fraud, embezzlement or dishonesty or to a felony or crime of moral turpitude; (vi) habitual abuse of alcohol or any controlled substance or reporting to work under the influence of alcohol or any controlled substance (other than a controlled substance that participant is properly taking under a current prescription), (vii) misappropriation by the participant of any material assets or any business opportunities of the Company or any of its subsidiaries or affiliates; (viii) a material failure to comply with the Company’s written policies or rules, as they may be in effect from time to time during participant’s employment, including policies and rules prohibiting discrimination or harassment; or (ix) a material breach of any restrictive covenants agreement or any other written agreement between the Company or one of its subsidiaries and the participant, provided that the participant will have 30 days after notice from the Company to cure a failure or breach under (vi), (viii) and (ix), to the extent reasonably curable.

For purposes of the Executive Severance Plan, “Good Reason” means the occurrence of any of the following events without the participant’s consent: (i) a material reduction of the participant’s base salary or annual target bonus as in effect immediately prior to the reduction; (ii) a material reduction in the participant’s authority, duties or responsibilities (other than in connection with a change in control in which the participant retains authority over the Company’s business that is similar to the pre-change in control authority other than such reductions as are typical when becoming a senior executive of an acquirer’s subsidiary or that relate to ceasing to be a senior executive of a publicly traded corporation), (iii) a change in the geographic location of the place where the participant principally performs services for the Company by more than 50 miles from its existing location (other than in connection with business travel); or (iv) in the case of the CEO, the Board’s failure to re-nominate Participant for a seat on the Board, provided that, within 30 days of the first occurrence of the event that the participant believes constitutes Good Reason, the participant notifies the Company in writing of the event, the Company fails to correct the act or omission within 30 days after receiving the participant’s written notice and the participant actually terminates their employment within 60 days after the date the Company receives the participant’s notice.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the following table shows the total compensation of our principal executive officer (“PEO”), or CEO, and the average compensation of the other non-PEO named executive officers (“NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as compensation actually paid (“CAP”) as calculated under Item 402(v) of Regulation S-K, and certain other performance measures required by Item 402(v). The tabular and narrative disclosures provided below are intended to be calculated in a manner consistent with the applicable SEC rules and may reflect reasonable estimates and assumptions where appropriate.

	Summary Compensation Table Total for PEO(1)			Compensation Actually Paid Total for PEO(2)
Year	Tech(1)	Fong(1)	Hayes(1)	Tech(2)	Fong(2)	Hayes(2)	Average Summary Comp Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss) (thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	―	―	$2,196,806	―	―	$4,385,633	$596,714	$782,559	$69	$(26,027)
2024	―	$2,082,483	$2,197,306	―	$505,982	$1,948,521	$882,724	$666,021	$40	$(70,489)
2023	$1,889,652	$1,317,900	―	$2,230,876	$391,456	―	$800,430	$646,216	$60	$(65,831)
(1)Mr. Tech served as CEO of the Company from December 2021 until February 1, 2023. Mr. Fong served as CEO of the Company from February 1, 2023 until April 12, 2024. Mr. Hayes has served as our CEO since April 12, 2024. Amounts reported in columns (b), (c), and (d) represent the total compensation reported for Messrs. Tech, Fong, and Hayes for each corresponding year in the “Total” column of the Summary Compensation Table, as applicable.
(2)The dollar amounts reported in columns (e), (f), and (g) represent the amount of CAP to Mr. Hayes in 2025, Messrs. Hayes and Fong in 2024, and Messrs. Fong and Tech in 2023, in each case as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts may not reflect the actual amount of compensation earned by or paid to Messrs. Hayes, Fong, or Tech during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for Mr. Hayes for 2025 to determine CAP:

	PEO (Hayes)		PEO (Fong)		PEO (Tech)
	2025	2024	2024	2023	2023
Total Compensation for CEO as reported SCT for the covered year	$2,196,806	$2,197,306	$2,082,483	$1,317,900	$1,889,652
Subtract grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the covered fiscal year	894,806	1,070,431	1,007,591	—	—
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	2,743,714	847,792	—	—	—
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	408,236	—	—	(862,463)	—
Add the fair value as of the vesting date of any equity awards granted during the covered fiscal year that vested during the covered fiscal year	(68,317)	(26,146)	(18,749)	(63,982)	341,224
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	825,717	—	—
Add the average value of dividends or other earnings paid on equity awards during the covered fiscal year that are not otherwise reflected in fair value or total compensation	—	—	—	—	—
Compensation Actually Paid to CEO	$4,385,633	$1,948,521	$505,982	$391,456	$2,230,876

(3)    The dollar amounts reported in column (h) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The non-PEO NEOs included for the purposes of calculating the average amounts in each applicable year are as follows: (1) for 2025, Thomas J. Cimino, Sarah Weber Wells, and Jonathan M. Norling; (2) for 2024, Sarah Weber Wells and Jonathan M. Norling; and (3) for 2023, Sarah Weber Wells, Donald Klein, Jonathan M. Norling, and Stacey Constas.

(4)    The dollar amounts reported in column (i) represent the average amount of CAP to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts may not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for 2025 to determine CAP::

	NEO Average
	2025	2024	2023
Total Compensation for CEO as reported SCT for the covered year	$596,714	$882,724	$800,430
Subtract grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the covered fiscal year	(231,143)	(430,852)	(208,123)
Add fair values as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	492,882	353,489	138,539
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	96,956	(106,328)	(57,880)
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	(33,243)	(33,012)	(26,750)
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	(139,607)	—	—
Compensation Actually Paid to CEO	$782,559	$666,021	$646,216

(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6) The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.

Relationship Between Financial Performance Measures and Executive Compensation

The relationship between (1) CAP to the PEO and the average CAP to the non-PEO NEOs and (2) cumulative TSR on the common stock of the Company for the last three fiscal years is shown in the graphic below.

The relationship between (1) CAP to the PEO and the average of CAP to the non-PEO NEOs and (2) the net income of the Company for the last three fiscal years is shown in the graphic below.

DIRECTOR COMPENSATION
No member of our Board who is also a member of management receives cash, equity or other non-equity compensation for service on our Board. Our non-employee director compensation is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize, and reward directors who contribute to our long-term success.

Non-Employee Director Compensation
Annual Equity Award. Each non-employee director receives a $150,000 annual equity award comprised solely of RSUs. The awards are granted on the date of each annual meeting of stockholders at which the non-employee director is elected to our Board or continues to serve as a director. Each grant vests in full on the first anniversary of the grant date.
Initial Equity Award. Upon initial election to our Board, each new non-employee director receives an initial equity award equal to 150% of the annual equity award comprised of RSUs. The initial equity award vests in equal installments on the first, second and third anniversary of the date of the grant.
Annual Cash Retainer. Each non-employee director receives an annual cash retainer of $50,000 for his or her service on our Board, and the chair of our Board receives an additional $20,000 cash retainer. Each member of the Audit, Compensation, and Nominating and Corporate Governance Committees receives an annual cash retainer of $10,000, $7,500, and $5,000, respectively. In addition, the chair of each of the Audit, Compensation, and Nominating and Corporate Governance Committees will receive an additional cash retainer of $20,000, $15,000, and $10,000, respectively. The annual cash retainers, as applicable, are payable in quarterly installments, in arrears, at the end of each calendar quarter for the duration of such non-employee director’s service on our Board or committee.
2025 Director Compensation

Name(1)	Fees earned or paid in cash ($)(2)	Stock awards ($)(3)	Total ($)(4)
Kevin Griffin	36,250	—	36,250
Shawn Kravetz	28,750	375,000	403,750
Jonathan J. Ledecky	65,000	150,000	215,000
John P. Miller	120,000	150,000	270,000
Ja-chin Audrey Lee, Ph.D	62,500	150,000	212,500
Clara Nagy McBane	67,500	150,000	217,500
(1) Mr. Hayes is not included in this table as he is not separately compensated for his Board service for any period of time in which he was employed by the Company. Mr. Hayes’ executive compensation is included under “Executive Compensation” above.
(2) The amounts in this column reflect Board fees earned for the fiscal year ended December 31, 2025.
(3) The amounts in this column reflect the grant date fair value of grants of RSUs to each non-employee director on June 24, 2025, calculated in accordance with ASC Topic 718, based on the closing price of the Company’s common stock on the grant date. As of December 31, 2025, Mr. Griffin held 2,414 vested stock options, Mr. Kravetz held 187,500 unvested RSUs, Mr. Ledecky held 75,000 unvested RSUs and 2,414 vested stock options, Mr. Miller held 75,000 unvested RSUs, Ms. Lee held 119,776 unvested RSUs, and Ms. McBane held 122,170 unvested RSUs.
(4) The amounts in this column reflect total compensation received by each non-employee director for the fiscal year ended December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

Our Board adopted a written related person transactions policy that sets forth policies and procedures regarding the identification, review, consideration and oversight of related person transactions. For purposes of this policy only, a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries, are participants involving an amount that exceeds $120,000, in which any related person has a material interest.

Transactions involving compensation for services provided to us or any of our subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the related person transaction policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to our Audit Committee (or to another independent body of our Board) for review. To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:

•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.

Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests.
We do not have any related person transactions to report under relevant SEC rules and regulations.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. We expect that representatives of CohnReznick LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions. CohnReznick LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through March 31, 2025, the Company did not consult with CohnReznick LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

In deciding to appoint CohnReznick LLP, the Audit Committee reviewed auditor independence and existing commercial relationships with CohnReznick LLP and concluded that CohnReznick LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

Although ratification is not required, the Board is submitting the appointment of CohnReznick LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm, and as a good governance practice. In the event that stockholders do not ratify the appointment of CohnReznick LLP, the Audit Committee will consider making a change in independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. Notwithstanding the appointment of CohnReznick LLP and even if our stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if the Audit Committee believes that such a change would be in the best interests of our Company and stockholders.

Required Vote

The affirmative “FOR” vote of a majority of the votes cast (excluding abstentions) is required to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF COHNREZNICK LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL FOUR

APPROVAL OF REDOMICILIATION FROM DELAWARE TO TEXAS

The Board has unanimously approved, and recommends that stockholders approve and adopt, the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation,” and such transaction, the “Redomiciliation”) and adopt the resolutions of the Board approving the Redomiciliation attached as Appendix A hereto (the “Redomiciliation Resolutions”), as more fully described in this Proposal 4. The Board’s determination that the Redomiciliation is in the best interests of the Company and its stockholders, and the Board’s decision to recommend that the Company’s stockholders vote to approve the Redomiciliation, were the result of careful deliberation and consideration, including discussions with management and outside legal and financial advisors. The following is a summary of the key reasons why the Board believes the Redomiciliation is in the best interests of the Company and its stockholders. These reasons are not intended to be exhaustive and are not presented in any relative order of importance.

Principal Terms of the Redomiciliation

The Redomiciliation, if approved by the Company’s stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement. Approval of this Proposal 4 will constitute approval of the Plan of Conversion and the Redomiciliation Resolutions.

Through the adoption of the Plan of Conversion, upon the Redomiciliation:

•The Company will continue in existence as a Texas corporation and will continue to operate under the current name “Spruce Power Holding Corporation.”
•The affairs of the Company will cease to be governed by Delaware law and will instead be governed by Texas law. See “Effects of the Redomiciliation—Comparison of Stockholder Rights under Delaware and Texas Law” below.
•The Company will cease to be governed by its existing certificate of incorporation (as currently amended and restated, the “Delaware Charter”) and existing bylaws (as currently amended and restated, the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws”), copies of which are included as Appendix C and D, respectively, to this Proxy Statement. See “Certain Differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws” below.
•The Redomiciliation will not result in any change to the Company’s headquarters, business, jobs, management, properties, location of offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Redomiciliation and the cost of corporate franchise taxes).
•Each outstanding share of common stock, par value $0.0001 per share, of the Delaware Corporation (“Delaware Corporation Common Stock”) will automatically become one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation (the “Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
•Stockholders do not need to exchange their existing book entry entitlements for new book entry entitlements.
•The Delaware Corporation Common Stock will continue to trade on the New York Stock Exchange (“NYSE”) as the Texas Corporation Common Stock under the symbol “SPRU.” There are no anticipated interruptions in trading as a result of the Redomiciliation.

If the Company’s stockholders approve the Redomiciliation, the Company anticipates that the Redomiciliation will become effective as soon as practicable following the Annual Meeting (the “Effective Time”).

In connection with the Redomiciliation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Redomiciliation. Nonetheless, the Company may face legal challenges to the Redomiciliation, including, among others, stockholder challenges under Delaware law seeking to prevent or arising from the Redomiciliation.

The Redomiciliation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Redomiciliation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and its stockholders, as the case may be.

Background of the Proposal

In 2023, the Company established its operational headquarters in Houston, Texas, attracted by the city’s deep talent pool in the energy industry, and has significantly expanded its Texas presence since that time. On January 1, 2026, the Company established Houston as its corporate headquarters, aligning its corporate and operational leadership in a single location to strengthen collaboration, reinforce culture, and enable teams to work more closely toward shared priorities and long-term objectives. In 2025, in part due to the Company’s deep ties to Texas and the legislative developments discussed herein, the Board and management began discussing changing the Company’s state of incorporation. As part of those discussions, management outlined reasons for considering a redomiciliation from Delaware to Texas, including (i) the benefits of consolidating the Company’s legal home with its physical home, (ii) a more favorable business environment, and (iii) increased certainty for corporate decisionmakers. For additional detail on each of the above points considered by the Board, see “Reasons for the Redomiciliation” below.

During such discussions, management also outlined certain considerations associated with a redomiciliation from Delaware to Texas, including a relative lack of case law in the Texas Business Courts, and potential risks, including litigation, that could result from the Redomiciliation. After several discussions, the Company engaged Baker Botts L.L.P. (“Baker Botts”) to assist the Company and Canaccord Genuity LLC (“Canaccord Genuity”) to assist the Board and management in evaluating the Redomiciliation.

On April 10, 2026, the Board convened and discussed the Redomiciliation with management and representatives of Canaccord Genuity. Canaccord Genuity presented discussion materials to the Board regarding current trends in U.S. redomiciliation activity, including selective “DExit” momentum, emerging alternatives to Delaware, the rationale and market reaction of recent redomiciliations, and a comparison of top redomiciliations by market capitalization. At that meeting, the Board discussed a possible redomiciliation from Delaware to each of Texas and Nevada, weighing the various considerations.

On April 17, 2026, the Board convened to discuss the Redomiciliation with management and representatives of Baker Botts, including a discussion of the advantages of redomiciling from Delaware to Texas, a comparison of Texas and Nevada, and certain other logistical and procedural matters. Representatives of Baker Botts led the Board through a discussion of certain differences in the corporate laws of Delaware, Texas and Nevada, as well as other considerations.

On April 24, 2026, the Board again convened to discuss, among other things, the Redomiciliation, as well as certain provisions to be contained in the proposed Texas Charter, with management and representatives of Baker Botts.

In addition to the formal Board meetings held during the spring of 2026, representatives of Baker Botts convened on multiple occasions with members of management to discuss the proposed redomiciliation, to facilitate the efficient coordination of the Board’s work and to align on the process and requisite timing.

At a meeting of the Board held on May 1, 2026, at which all directors were present, following its (i) evaluation of the proposed Redomiciliation, including the plan of conversion effecting the Redomiciliation, management’s recommendation and the factors considered by management and management’s rationale in recommending the Redomiciliation, the review and consideration of various factors deemed relevant by the Board, and the investigation and consideration of the benefits and risks of the Redomiciliation, and (ii) receipt of, and the opportunity to review and consider, the draft proxy statement to be distributed to the Company’s stockholders, the Texas Charter, the Texas Bylaws, and the plan of conversion, and to ask questions of management and to seek advice of counsel, the Board determined that adoption of the plan of conversion effecting the Redomiciliation is advisable and in the best interests of the Company and its stockholders and unanimously approved the Redomiciliation. The Board directed that the Redomiciliation be submitted for consideration by stockholders at the Annual Meeting. Pursuant to Section 266 of the DGCL, the Redomiciliation Resolutions are hereby submitted for adoption by the Company’s stockholders.

Reasons for the Redomiciliation

Alignment with the Company’s Principal Executive Offices and Business Operations

In 2023, the Company established its operational headquarters in Houston, Texas, to access the city’s deep talent pool in the energy industry and to position its operations closer to its core business activities. On January 1, 2026, the Company established Houston as its corporate headquarters, consolidating executive leadership and principal corporate functions in a single location. This centralized structure aligns leadership, strategy, and execution and is intended to enhance coordination across the organization as the Company pursues its strategic and long‑term objectives. Executive management is primarily based in Texas, and the Company’s principal operations, strategic decision-making, and Board meetings are conducted in Texas. The Redomiciliation would align the Company’s state of incorporation with the location of its headquarters and core operations, which may improve administrative efficiency, reduce complexity in corporate operations and strengthen the Company’s ties to the state in which it conducts a substantial portion of its business activities.

By comparison, the Company has no meaningful operational connection to Delaware other than Delaware being its state of incorporation. The Company’s executives and management do not operate in Delaware, and Delaware was originally chosen as the Company’s state of incorporation solely because of its legal framework, which the Board no longer believes is best suited for the Company’s needs. The Board believes there is strategic value in unifying the Company’s legal jurisdiction and operational headquarters in a single state.

Successful companies are incorporated in many U.S. states and other jurisdictions. Approximately 35% of S&P 500 companies are not incorporated in Delaware, instead choosing to incorporate in a variety of other jurisdictions, including their home states. Some of the most successful and widely recognized companies in the United States (e.g., Tesla, Apple, Microsoft, Costco, Johnson & Johnson, Merck, Eli Lilly, and Southwest Airlines) are headquartered and incorporated in the same state.

The Company is a leading owner and operator of distributed solar energy assets across the United States. Texas has long served as a central jurisdiction for the U.S. energy industry and Houston is widely recognized as a global hub for energy companies spanning both traditional and renewable sectors. The Board believes Texas offers a well-developed legal and commercial framework for capital‑intensive, asset‑driven energy businesses, supporting operational flexibility, disciplined growth, and long‑term value creation. Organizing under Texas law aligns with the geographic concentration of the Company’s operations, workforce, and supply chain and places the Company within a jurisdiction that has substantial experience with the regulatory, operational, and capital requirements of the energy sector. Redomiciliation to Texas is therefore intended to better align the Company’s legal domicile with its business operations and strategic objectives as it plans for its future.

Fully becoming a Texas corporation would also send a strong signal of the Company’s commitment to Texas and the local communities that are important to the Company’s future and to its employees. The Company has already demonstrated this commitment through the significant expansion of its Houston office footprint and workforce. Academic research recognizes that there is value inherent in home-state incorporation because it can strengthen relationships with government actors, employees, and other stakeholders.

Value in Local Decision-Making

One benefit of home‑state incorporation is that corporate law is shaped and applied by legislators, judges, and juries drawn from the community in which the Company operates. The Board believes that local decision-makers have a deeper understanding of the Company’s business, and therefore are better situated to make decisions about its corporate governance. This is particularly important given that the Company’s operations are increasingly concentrated in and around the State of Texas. While this does not guarantee the legal or public policy outcomes sought by the Company, it increases the likelihood that Texas public‑policy and legal decision‑makers will appreciate the real‑world consequences of their decisions, including those affecting the Company’s business.

Texas’s Innovative Approach to Corporate Law and Business-Friendly Environment

Texas has emerged as a leading innovator in corporate law, demonstrated by recent amendments to the TBOC that modernize governance, increase statutory clarity, and codify key protections for boards and stockholders. The competitive landscape among states has changed significantly in recent years, with Texas taking noteworthy actions designed to attract corporations to incorporate in the state.

One of the most significant developments in Texas corporate law is the codification of the business judgment rule. Under the TBOC, there is a statutory presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents. This presumption governs director and officer liability in all matters of the corporation’s business, and neither the corporation nor any stockholder has a claim against a director or officer unless the plaintiff both rebuts the presumption and proves an act or omission that constitutes intentional misconduct, fraud, an ultra vires act, or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.

While Delaware has historically been known for its developed body of case law, the Board views Texas’s increasingly code-based approach as better supporting the Company’s strategic planning in today’s competitive environment. Texas’s legal framework is intended to reduce reliance on judicial discretion, offers potentially more predictable statutory standards, and is well-aligned with the needs of businesses operating at the forefront of innovation. The Board believes that Texas’s statutory-based approach provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, which will enable the Board to make strategic decisions under a knowable standard that still protects stockholders from intentional misconduct, fraud, and other improper acts.

Aside from Texas’s code-based approach to corporate law, Texas has one of the largest economies in the world, and has built a reputation as one of the most business-friendly states in the country. The state’s pro-business regulatory climate limits unnecessary compliance obligations and minimizes administrative costs.

Additionally, Texas has recently established the Texas Business Court to preside over certain corporate and commercial claims, akin to Delaware’s Court of Chancery. The recent TBOC amendments validate the selection of Texas courts, including the Texas Business Court, as the exclusive forum for internal entity claims.

Reduction of Opportunistic and Frivolous Litigation

The Board also considered the increasingly litigious environment in Delaware, which has engendered an increased risk of opportunistic and frivolous litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team. The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive and innovative industries.

Texas is more protective than Delaware against opportunistic and frivolous litigation against directors, officers, and controlling stockholders. Among other things, the TBOC limits derivative proceedings by deferring to the decision of an independent board committee or panel regarding whether a derivative action is in the best interests of the corporation. Texas also allows public companies to adopt in their governing documents an ownership threshold (up to 3% of outstanding stock) that must be held by one or more stockholders in order to bring a derivative claim. Additionally, stockholders in Texas may not use books and records demands in connection with an active derivative proceeding, and must instead use a regular discovery process to support their claims. The TBOC amendments also prohibit attorney fee awards in “disclosure-only” settlements that are routinely sought in public merger transactions, which is expected to discourage certain members of the plaintiffs’ bar from reflexively claiming inadequate disclosure.

The Board believes that a more predictable legal environment will better allow the Company to pursue its strategic objectives and may help the Company attract and retain qualified management and directors by reducing the risk of frivolous litigation. The Redomiciliation may also result in cost savings for the Company and its stockholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations, and increased insurance premiums.

Cost Savings

The Redomiciliation will eliminate the Company’s obligation to pay annual Delaware franchise taxes, which were in excess of $6,000 in fiscal year 2025. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on taxable margin and is imposed on taxable entities formed in or doing business in Texas. The Company already pays the Texas franchise tax, and this tax is not expected to increase or decrease based on the Company’s state of incorporation. Accordingly, the Redomiciliation is expected to result in net annual savings by eliminating the Delaware franchise tax obligation, in addition to any reduction in litigation expenses or insurance premiums that may be recognized down the road.

Preservation of Stockholder Economic and Voting Rights

The Board has expressly considered stockholders’ rights under Delaware law and Texas law and believes that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the proposed Redomiciliation (see the section “Comparison of Stockholder Rights under Delaware and Texas Law” below for a more expansive summary of such rights). For example, both Delaware and Texas allow similar rules on classified boards, the removal of directors with or without cause, voting thresholds for charter and bylaw amendments, blank check preferred stock, stock buybacks, distribution of dividends, and appraisal rights for certain corporate actions. The proposed Texas Charter and Texas Bylaws have been drafted with an intent to reflect the existing Delaware Charter and Delaware Bylaws and to retain comparable stockholder economic and voting rights to the extent the Board deems appropriate.

Where there are distinctions between Delaware and Texas corporate law, the Board has concluded that most are differences in default rules that could be reconciled by choices in the Texas governing documents. In addition to its own analysis with its advisors, the Board has taken note of Institutional Shareholder Services’ prior statement that “reincorporation from Delaware to Texas would appear to have a neutral impact on shareholders’ rights,” and Glass Lewis’s prior statement that “in most respects, the corporate statutes in Delaware and Texas are comparable.” The Board considered Texas’s statute‑oriented approach to corporate law, which provides greater legal and regulatory certainty in corporate decision‑making that can benefit long‑term stockholder value. Recent amendments to the TBOC further enhance clarity regarding the standards of conduct applicable to directors and officers by establishing a clear and consistent framework for reviewing corporate decisions. The Board believes that clearly defined fiduciary duties and legal predictability are in the best interests of stockholders, as they support sound and timely business decisions. Accordingly, the Board believes that Texas’s corporate law framework will provide a stable, predictable, and efficient platform for the Company’s operations and enhance the Company’s ability to act in the best interests of its stockholders.

Certain Risks Associated with the Redomiciliation

Although the Board believes that the Redomiciliation is in the best interests of the Company and its stockholders, there can be no assurance that the Redomiciliation will result in all or any of the benefits described herein.

Extensive Delaware Case Law and Established Court System

The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts that have produced extensive case law interpreting Delaware law. While Texas has adopted comprehensive, modern, and flexible statutes, there is a smaller body of case law interpreting the TBOC, particularly in light of the recent amendments. The Texas Business Court has been in existence since September 2024, and there is not yet a substantial body of case law interpreting or applying its authority. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions on matters as to which Texas statutes do not provide a definitive answer and a Texas court must decide as a matter of first impression.

Transaction Costs and Litigation Risk

The Company may face criticism from stockholders regarding the decision to redomicile in Texas and will incur certain non‑recurring transaction costs in connection with the Redomiciliation, including filing fees and legal and other professional costs. It is also possible that the Redomiciliation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Nevertheless, informed by the advice of outside counsel and other experts, the Board believes that the Redomiciliation is advisable given the expected benefits to the Company.

Certain Matters That Will Change After the Redomiciliation

The Redomiciliation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. The Texas Charter and Texas Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent practicable and except where the Board deems appropriate. Nonetheless, because of the differences between the TBOC and the DGCL, certain differences will be in effect. The following discussion is a summary of certain differences between the Delaware Charter and the Texas Charter and between the Delaware Bylaws and the Texas Bylaws. This summary is subject to the complete text of the relevant provisions of each such document, which should be read carefully.

Certain Differences Between Delaware Charter and Delaware Bylaws and Texas Charter and Texas Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect. Certain differences between the Texas Charter and the Delaware Charter are summarized below:

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

Election of Directors
The current Delaware Charter provides that the Board shall be divided into three classes (Class A, Class B and Class C), with directors in each class serving staggered three-year terms. Vacancies and newly created directorships may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The current Delaware Charter provides that elections of directors need not be by ballot unless the Delaware Bylaws so provide.

Under the current Delaware Bylaws, except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of shareholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director.

The proposed Texas Charter provides that the Board shall be divided into three classes (Class A, Class B and Class C), with directors in each class serving staggered three-year terms.

Pursuant to the proposed Texas Charter and Texas Bylaws, vacancies and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office (even if less than a quorum), or by a sole remaining director. The proposed Texas Charter provides that elections of directors need not be by written ballot unless the Texas Bylaws so provide.

Under the proposed Texas Bylaws, in an election of directors, directors shall be elected by a plurality of the votes cast by holders of stock present in person or represented by proxy at a shareholders’ meeting having a quorum and entitled to vote on the election of directors.

Board of Directors Vacancies	The current Delaware Charter provides that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by the stockholders.
The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a plurality of the votes cast at an annual or special meeting of shareholders called for the purpose of filling a director vacancy. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders. Any directors elected by the board of directors to fill a vacancy caused by an increase in the number of directors may serve only until the next annual meeting of the shareholders (or special meeting called to elect directors), and any remaining vacancies caused by such increase must be filled by the shareholders.

The proposed Texas Charter provides that, subject to the rights of any Preferred Stockholders (as defined therein) and except as otherwise required by the TBOC, director vacancies may be filled only by (a) a vote of a majority of the Board, or (b) a sole remaining director. Notwithstanding this general limitation, the TBOC’s mandatory provisions regarding shareholder filling of certain vacancies (including the two-vacancy limit for board-size increases between annual meetings) operate as overriding statutory requirements that apply regardless of the Texas Charter’s restriction of vacancy filling to the Board.

Director Removal	Under the current Delaware Charter, any director, or the entire Board, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock entitled to vote at an election of directors.	Under the proposed Texas Charter, any director or the entire Board may be removed at any time only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of Voting Stock (as defined therein).

Board of Director Committees	The current Delaware Bylaws authorize the Board to designate one or more committees, each consisting of one or more directors. A quorum of any committee shall consist of directors representing one-third of the committee members, and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. No committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw. The current Delaware Bylaws do not specifically provide for an executive committee.
The proposed Texas Bylaws authorize the Board to designate one or more committees, each consisting of two or more directors. A majority of the members of any committee shall constitute a quorum, and the affirmative vote of a majority of the committee members shall be necessary to act. The proposed Texas Bylaws also provides that the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law, provided, that, no committee shall have the power and authority in reference to matters expressly forbidden such committee by law (including Section 21.416(c) of the TBOC or any successor statute).

The Texas Bylaws, by reference to the TBOC, acknowledge that a board committee is prohibited from taking certain actions under the TBOC.

Default Voting Standard and Quorum
In all matters other than the election of directors, fundamental business transactions and other matters for which a different standard is required by the DCGL, the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) at a shareholders’ meeting having a quorum and entitled to vote on the subject matter shall be the act of the shareholders, unless certain alternative vote standards are provided for.

The current Delaware Bylaws provide that the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy, shall constitute a quorum.

In all matters other than the election of directors, “fundamental business transactions” (as defined in the TBOC) and other matters for which a different standard is required by the TBOC, the affirmative vote of a majority of the votes cast by holders of stock present in person or represented by proxy at a shareholders’ meeting having a quorum and entitled to vote on the subject matter shall be the act of the shareholders, unless certain alternative vote standards are provided for.

The proposed Texas Bylaws provide that the presence in person or by proxy of the holders of record of shares of stock that would constitute a majority of the votes shall be necessary to constitute a quorum.

Stockholder Vote for Fundamental Business Transactions
Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, and sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold.

The current Delaware Charter does not provide a higher voting threshold, so the default voting standard for such business transactions applies. Accordingly, the affirmative vote of the holders of not less than a majority of the outstanding voting stock of the Company shall be required for the approval or authorization of: (i) any disposition or sale of all or substantially all of the Company’s assets, (ii) any plan of merger, consolidation or exchange, or (iii) any dissolution of the Company.

Under the TBOC, certain matters subject to a stockholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the outstanding shares entitled to vote, unless the charter specifies a lower voting threshold.

The proposed Texas Charter and proposed Texas Bylaws provide that the affirmative vote of the holders of at least a majority of the outstanding voting stock of the Company shall be required for the approval or authorization of any of the following actions for which applicable law requires a shareholder vote: (i) any disposition or sale of all or substantially all of the Company’s assets, (ii) any plan of merger, consolidation or exchange, (iii) any dissolution of the Company, (iv) any amendment of the Texas Charter (other than as provided in Article VIII of the Texas Charter) or (v) any other “fundamental business transaction” as defined in the TBOC, in each case, if such actions are recommended by the Board.

For transactions not recommended by the Board, the default standard under the TBOC would apply, and such transactions would require a vote of 2/3 of the outstanding shares entitled to vote for the approval or authorization of such transaction.

Cumulative Voting	The current Delaware Charter does not provide for cumulative voting in the election of directors. Under the DGCL, cumulative voting is not available unless expressly authorized in the certificate of incorporation.	The proposed Texas Charter and proposed Texas Bylaws expressly provide that no shareholder will be permitted to cumulate votes for the election of directors of the Company or for any other purpose.

Action by Written Consent	The current Delaware Charter prohibits stockholder action by written consent.	The proposed Texas Charter and proposed Texas Bylaws permit stockholder action by unanimous written consent, as is provided under the TBOC.
Calling of Special Stockholder Meetings
Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right. Neither the Delaware Charter nor the Delaware Bylaws vests stockholders with the right to call special meetings.

The current Delaware Charter and current Delaware Bylaws provide that special stockholder meetings may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board, whether or not there exist any vacancies. Stockholders do not have the authority to call a special stockholder meeting.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

The proposed Texas Charter and proposed Texas Bylaws provide that special stockholder meetings may be called by the Board, the chairman of the Board, the chief executive officer, the president (to the extent required by the TBOC), or by stockholders holding 50% of the shares entitled to vote on the proposed action of such meeting.

Cancellation of Special Shareholder Meetings	The current Delaware Bylaws provides that the Board may cancel, postpone, or reschedule a special stockholder meeting.	The proposed Texas Charter and proposed Texas Bylaws permit the Board to postpone or reschedule a special shareholder meeting, but the Board may not cancel a meeting called by shareholders, consistent with the TBOC.
Indemnification
The current Delaware Charter and current Delaware Bylaws authorize the indemnification of directors, officers. employees and agents of the Company to the fullest extent permitted by the DGCL as it exists or may be amended from time to time.

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification of Directors and Officers,” “—Procedure for Indemnification” and “—Mandatory Indemnification” below.

The proposed Texas Charter and proposed Texas Bylaws authorize the indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the TBOC and applicable law as it exists or may be amended from time to time.

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification of Directors and Officers,” “—Procedure for Indemnification” and “—Mandatory Indemnification” below.

Director and Officer Liability
The Delaware Charter eliminates the personal liability of directors for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL.

See “—Comparison of Stockholder Rights under Delaware and Texas Law— Limitation of Personal Liability of Directors and Officers” below.

The proposed Texas Charter eliminates the personal liability of directors and officers for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by the TBOC.

See “—Comparison of Stockholder Rights under Delaware and Texas Law— Limitation of Personal Liability of Directors and Officers” below.

Duration of Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.	Consistent with the TBOC, the proposed Texas Bylaws provide that proxies are valid for eleven months from their respective dates of execution, unless the proxy provides for a longer period.
Notice to Shareholders	The DGCL permits the corporation to deliver a single written notice to stockholders who share an address (unless a stockholder objects) and permit the corporation not to give notice where notice would be unlawful.	The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Advancement of Expenses	The current Delaware Charter and current Delaware Bylaws provide for the indemnification that expenses incurred by any current or former officer or director in connection with any legal proceedings will be advanced by the company upon receipt of an undertaking by the person to repay all amounts advanced if it is ultimately determined that the person is not entitled to indemnification.	Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is required to provide: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. These requirements are included in the proposed Texas Bylaws.
Exclusive Forum
The current Delaware Charter provides that the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Company to the Company or the Company’s stockholders including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws (as either may be amended from time to time), (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Delaware Charter or Delaware Bylaws (including any right, obligation, or remedy thereunder), or (v) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware).

The exclusive forum provision in the current Delaware Charter does not apply to any direct claims under the Securities Act or the Exchange Act. The current Delaware Charter further provides that the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

The proposed Texas Bylaws provides that the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, employee or shareholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws (in each case, as they may be amended from time to time), (iv) any action asserting a claim governed by the internal affairs doctrine, or (v) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC shall be the Texas Business Court in the Eleventh Business Court Division of the State of Texas or, if such court lacks jurisdiction for such action, the United States District Court for the Southern District of Texas, Houston Division or if such court lacks jurisdiction for such action, a Texas state district court of Harris County, Texas.

The exclusive forum provision in the proposed Texas Bylaws does not apply to any direct claims under the Securities Act or the Exchange Act. The proposed Texas Bylaws further provides that the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

Stock Ownership Requirements for Derivative Suits	Neither the current Delaware Charter nor the current Delaware Bylaws provide for a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.
Under the TBOC, corporations may adopt a minimum share ownership percentage for individual stockholders or groups of stockholders to own in order to institute or maintain a derivative proceeding (up to 3% of the corporation’s issued and outstanding shares).

The proposed Texas Charter includes a minimum stock ownership requirement of 3% for individual stockholders or groups of stockholders to institute or maintain a derivative proceeding.

Stock Ownership Requirements for Stockholder Proposals	Neither the current Delaware Charter nor the current Delaware Bylaws provide for a minimum stock ownership requirement with respect to stockholder proposals.
Under the TBOC, a Texas public corporation that is either headquartered in Texas or that is listed on a Texas stock exchange may prohibit stockholders from including proposals on the company’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the company’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting. The proposing stockholder must also solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

The proposed Texas Charter provides that the Company has elected to be governed by the relevant section of the TBOC during any time that (i) the Company’s principal office is located in the State of Texas or (ii) the Company is admitted to listing on a stock exchange that (A) has its principal office in the State of Texas or (B) has received approval by the securities commissioner of the State of Texas under Subchapter C, Chapter 4005, Government Code of the State of Texas.

Charter Amendment Thresholds	The Delaware Charter requires the affirmative vote of a majority of the outstanding shares entitled to vote for amendments generally and the affirmative vote of at least 75% of the outstanding shares entitled to vote for amendments to specified key governance provisions.	The Texas Charter generally requires the affirmative vote of a majority of the outstanding shares entitled to vote to approve amendments recommended by the Board. For amendments not recommended by the Board, the TBOC default would apply, and the affirmative vote of 2/3 of such shares would be required to approve such amendments. Further, the Texas Charter requires the affirmative vote of at least 75% of such shares to amend certain specified key governance provisions as provided therein.
Bylaw Amendment Thresholds	Under the current Delaware Charter, the Board of Directors has the power to make, alter, amend, change, add to, or repeal the Delaware Bylaws. The stockholders also have the power to adopt, amend, or repeal the Delaware Bylaws; provided that the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares is required, unless the Board of Directors recommends such adoption, amendment, or repeal, in which case only the affirmative vote of the holders of a majority of the voting power is required.
The proposed Texas Charter expressly authorizes the Board to adopt, alter, amend or repeal the bylaws of the Company without the assent or vote of the shareholders.

The proposed Texas Charter and proposed Texas Bylaws provide that shareholders also have the power to adopt, amend or repeal the bylaws; provided, however, that any such shareholder action generally requires the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of Voting Stock, voting together as a single class. If the Board recommends that shareholders approve a bylaw adoption, amendment or repeal, the requisite vote is reduced to a majority of the voting power of the then outstanding shares of Voting Stock.

Jury Trial Waiver	Neither the current Delaware Charter nor the current Delaware Bylaws contain any provisions relating to a waiver of jury trial.	The proposed Texas Charter and the proposed Texas Bylaws include a mandatory waiver of the right to a jury trial.

Affiliated Business Combinations Statute	The Delaware Charter does not opt out of DGCL Section 203. In general, §203 imposes a three‑year moratorium on certain transactions with “interested stockholders” holding 15% or more of voting stock unless an exception applies (e.g., prior board approval or a two‑thirds disinterested stockholder vote).

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Affiliated Business Combinations Statute
Texas imposes a similar three-year moratorium under Subchapter M of Chapter 21 of the TBOC on business combinations with ≥20% “affiliated shareholders.” The proposed Texas Charter expressly elects, pursuant to TBOC §21.607, not to be governed by Subchapter M. As a result, no statutory moratorium or special two-thirds disinterested shareholder vote applies to business combinations with an affiliated shareholder. Any such transaction will be governed solely by (1) regular Texas corporate law fiduciary-duty principles and (2) the standard shareholder-approval thresholds that apply to mergers, sales of substantially all assets, etc.

Transfer and Ownership Restrictions	Neither the current Delaware Charter nor the current Delaware Bylaws contain any restrictions on the transfer or ownership of shares in order to preserve tax benefits.
If and only if Proposal 5 is adopted and approved, the proposed Texas Charter will include the Protective Provisions (as defined in Proposal 5), which provide that, in order to preserve the Company’s tax benefits (including net operating loss carryforwards and other tax attributes under Section 382 of the Internal Revenue Code), any attempted transfer of Corporation Securities (as defined therein) is prohibited and void ab initio to the extent that such transfer would cause any person or group of persons to become a 4.9-percent Shareholder (as defined therein) or would increase the Percentage Share Ownership (as defined therein) of any existing 4.9-percent Shareholder, unless such
Shareholder was a 4.9-percent Shareholder as
of the date that the Protective Provisions are
adopted and remains a 4.9-percent
Shareholder at all times thereafter. Transfers that violate these restrictions constitute Prohibited Transfers (as defined therein), and the purported transferee will not be recognized as a shareholder for any purpose with respect to the Excess Securities (as defined therein). The Board may, in its discretion, grant exceptions to these restrictions. These restrictions expire on the earliest of (i) the third anniversary of the Effective Date (as defined therein), (ii) the repeal of Section 382 of the Code if the Board determines the restrictions are no longer necessary, (iii) the date on which the Board determines that no Tax Benefits (as defined therein) may be carried forward, or (iv) such other date as the Board may fix.

See “Proposal 5: Approval of Certain Transfer Restrictions that are Intended to Preserve Tax Benefits Associated with Net Operating Losses” below.

Comparison of Stockholder Rights under Delaware and Texas Law

The rights of the Company’s stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter, and the Delaware Bylaws. Following completion of the Redomiciliation, the rights of the Company’s stockholders will be governed by the TBOC, Texas case law, the Texas Charter, and the Texas Bylaws. The Board has found that the corporate laws of Texas and of Delaware are reasonably comparable as relevant to the Company.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to a stockholder’s rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect current and future stockholders. This summary is qualified in its entirety by reference to the DGCL and the TBOC, the Delaware Charter and the Delaware Bylaws, the Texas Charter and the Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect stockholders in light of the provisions of the Texas Charter and the Texas Bylaws, which opt in to certain determinations as permitted under the TBOC. For convenience, the term “governing documents” includes the certificate of incorporation of a Delaware corporation or the certificate of formation of a Texas corporation and the entity’s bylaws.

Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.
In general, directors and officers owe fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.
The duty of care requires a director to perform his or her duties with such care as an ordinarily prudent man would use in similar circumstances. The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law.
Directors and officers owe fiduciary duties of loyalty, care, and obedience (i.e., duty to follow the law) to the corporation.
The duty of loyalty dictates that a corporate officer or director must act in good faith and must not allow his or her personal interest to prevail over the interest of the corporation. The duty of care requires the director to handle his or her duties with such care as an ordinarily prudent man would use under similar circumstances. In performing this obligation, the director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests.
Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.
Under Texas law, directors and officers, in exercising their powers with respect to the entity, may (but are not required to) consider the laws and judicial decisions of other states and the practices observed by entities formed in those other states.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (i) the director acted with gross negligence and (ii) the certificate of incorporation lacks an applicable exculpation provision.
The Delaware Charter contains an exculpation provision which forecloses personal liability for duty of care breaches by directors.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence or (ii) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

Texas has codified the Business Judgment Rule, providing a statutory presumption that directors and officers of publicly traded corporations took or declined to take actions consistent with their duty of care and duty of loyalty. The statute imposes pleading requirements on those seeking to challenge actions taken by such corporation’s directors and officers and mandates that no cause of action may be brought against such directors or officers based on any alleged act or omission unless the claimant proves that the act or omission constituted a breach of the person’s fiduciary duties involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. It further requires that the claimant plead with particularity the circumstances constituting the fraud, intentional misconduct, ultra vires act, or knowing violation of law. In addition, all directors and officers are entitled to a presumption that their actions or omissions on behalf of the corporation were made in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.
For corporations that take advantage of the business judgment rule statute, neither a corporation nor any of the corporation ’s shareholders has a cause of action against a director or officer of the corporation as a result of any act or omission in the person’s capacity as a director or officer unless: (i) the claimant rebuts one or more of the statutory presumptions; and (ii) it is proven by the claimant that: (a) the director’s or officer’s act or omission constituted a breach of one or more of the person’s duties as a director or officer; and (b) the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.
The presumptions contained in Section 21.419 of the TBOC (i) are in addition to any legal presumption arising under common law or the TBOC, (ii) do not abrogate or lessen any other presumption, defense or privilege under other constitutional, statutory, case or common law in favor of the director or officer, and (iii) do not limit the applicability of a provision contained in the certificate of formation limiting monetary liability of a director or officer.

Limitation of Personal Liability of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.
Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.
The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the person receives an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.
Under the TBOC, the number of directors shall be set by, or in the manner provided by, the governing documents, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the governing documents.
If the governing documents do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the governing documents: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (i) or (ii) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by the corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of incorporation provides otherwise, if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.
If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the governing documents, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.
If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the governing documents, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the governing documents, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.
Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (i) all shareholders or (ii) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.
Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the governing documents, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the governing documents for the corporation may provide for such right.
Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the governing documents;  or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the governing documents provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Quorum
Under the DGCL, the governing documents may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.
In the absence of such specification in the governing documents, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders.
The Delaware Bylaws provide that the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
Under the proposed Texas Bylaws, the holders of a majority of the shares of stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at any meeting of the shareholders.

Required Vote for Election of Directors
Under the DGCL, in the absence of such specification in the governing documents, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, subject to the following sentence, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.
The governing documents may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Required Vote for Matters Other than the Election of Directors (and as provided below)
Under the DGCL, in the absence of such specification in the governing documents:
(i) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; and
(ii) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.
With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the governing documents may provide that the act of the shareholders is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.
Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an interest exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
The proposed Texas Charter contains a provision requiring the vote of a majority of the outstanding shares of stock entitled to vote on the matter for certain transactions, such as (i) any disposition or sale of all or substantially all of the Company’s assets, (ii) any plan of merger, consolidation or exchange, (iii) any dissolution of the Company, (iv) any amendment of the Texas Charter (other than as provided in Article VIII of the Texas Charter) or (v) any other “fundamental business transaction” as defined in the TBOC, in each case, if such actions are recommended by the Board. For matters not recommended by the Board, the TBOC default applies, and such matters would require the vote of two-thirds of the outstanding shares of a class entitled to vote for approval.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).
No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

Affiliated Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.
“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.
The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.
“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.
“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Interested Party Transaction Approvals
The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.
Amendments to the DGCL in 2025 added certain additional safe harbors from liability.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (ii) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (a) is a managerial official; or (b) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.
The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.
The TBOC has a procedure for a corporation to obtain a prospective court ruling that special committee members are sufficiently independent and disinterested to consider a particular transaction.

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.
In addition, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
The Texas Charter generally requires the affirmative vote of a majority of the outstanding shares entitled to vote to approve amendments recommended by the Board. For amendments not recommended by the Board, the TBOC default would apply, and the affirmative vote of 2/3 of such shares would be required to approve such amendments. Further, the Texas Charter requires the affirmative vote of at least 75% of such shares to amend certain specified key governance provisions as provided therein.

Bylaw Amendments	Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that particular bylaw.

Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless the corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.
In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.
As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).
Unless otherwise provided in any a certificate of designations designating any series of preferred stock, the number of shares of stock of any such series may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) by resolution of the board of directors upon the filing of a certificate of increase or decrease with the Delaware Secretary of State. Unless otherwise provided in the certificate of incorporation, when no shares of any such series of preferred stock are outstanding, either because none were issued or because no issued shares of any series remain outstanding, the board of directors may eliminate such series of preferred stock by resolution of the board of directors upon the filing of a certificate with the Delaware Secretary of State.

Under the TBOC, once stock has been issued, the board of directors cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Ratification
Under the DGCL, there is a codified ratification process for defective corporate actions.
The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a division of the Texas Business Court.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that include, without limitation, the governing documents, minutes of board and stockholder meetings, actions by written consent of the board and stockholders, annual financial statements, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.
The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.
The Delaware Court of Chancery may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court of Chancery may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court of Chancery may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.
Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.
If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.
A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has, within the two years preceding the date the action is brought, sold or offered for sale a list of shareholders or of holders of voting trust certificates for shares of the corporation or any other corporation; (ii) has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purposes of selling or offering such list for sale; (iii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iv) was not acting in good faith or for a proper purpose in making the request.
The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibits shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.
The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas corporation is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (i) asserted against and incurred by the person in that capacity or (ii) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the corporation otherwise would have had the power to indemnify the person against that liability under the TBOC.
Under the TBOC, for the benefit of persons to be indemnified by the corporation, an corporation may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (i) create a trust fund; (ii) establish any form of self-insurance, including a contract to indemnify; (iii) secure the corporation’s indemnity obligation by grant of a security interest or other lien on the assets of the corporation; or (iv) establish a letter of credit, guaranty, or surety arrangement.

Considerations by Directors Permitted by Statute	Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.
Under the TBOC, in discharging the duties of a director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.
In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.
Texas also has a public benefit corporation statute.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.
The TBOC permits a Texas corporation to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

Indemnification of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Delaware Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Indemnification: Persons Covered” below.
If, however, the person is found liable to a Texas corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in the DGCL.	Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.
Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.
Indemnification: Persons Covered	Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.	The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (i) the corporation’s governing documents; (ii) general or specific action of the corporation’s board of directors; (iii) resolution of the shareholders; (iv) contract; or (v) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.
Stockholder Rights Plans	Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.
Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.
In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum
Under the DGCL, a Delaware corporation’s governing documents may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.
The DGCL further provides that, with respect to claims that are not internal corporate claims, the governing documents may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in 1 or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least 1 court in Delaware that has jurisdiction over such claims.

Under the TBOC, a Texas corporation’s governing documents may require, consistent with applicable state and federal jurisdictional requirements, that (i) any internal entity claims shall be brought only in a court in Texas and (ii) one or more courts in Texas having jurisdiction shall serve as the exclusive forum and venue for any internal entity claims.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Pre-Suit Demand in Derivative Suits	Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (i) make a demand on the company’s board of directors; or (ii) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (i) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (ii) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (iii) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.
Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (i) the shareholder has been notified that the demand has been rejected by the corporation; (ii) the corporation is suffering irreparable injury; or (iii) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits	Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.	Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation; and (iii) for a corporation with common shares listed on a national securities exchange or a corporation that has elected to be governed by Section 21.419 of the TBOC and has 500 or more shareholders, at the time the derivative proceeding is instituted, the shareholder beneficially owns a number of common shares sufficient to meet the required ownership threshold in the corporation’s governing documents (which must not exceed 3% of the corporation’s outstanding shares).
Judicial Deference to Derivative Suit Determinations	Delaware does not have an analogous statute. Under Delaware law, a stockholder’s right to bring a derivative suit is a judicially created doctrine.	Under the TBOC, any determination regarding how to proceed with allegations asserted in a derivative proceeding must be made by an affirmative vote of a majority of: (i) all independent and disinterested directors of the corporation, whether or not those directors constitute a quorum of the board of directors; (ii) a committee of one or more independent and disinterested directors appointed by an affirmative vote of a majority of the independent and disinterested directors, whether or not those directors constitute a quorum of the board; or (iii) a panel of one or more independent, disinterested, and qualified individuals appointed by the court upon the corporation’s motion. If the decision-makers described above determine in good faith, after a reasonable inquiry and based on factors they deem appropriate under the circumstances, that continuation of the derivative proceeding is not in the corporation’s best interests, the court shall dismiss the proceeding upon the corporation’s motion.
Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.	The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.
Jury Trials	Jury trials are generally not available in the Delaware Court of Chancery, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.
Under the TBOC, a Texas corporation’s governing documents may contain a waiver of the right to a jury trial for an internal entity claim, as defined in the TBOC. Such waiver will constitute a knowing waiver if enforced against a party who (i) voted for or affirmatively ratified the governing document containing the waiver or (ii) acquired an equity security of the corporation or its predecessor at, or continued to hold an equity security of a corporation that has one or more classes of equity securities listed on a national securities exchange after, a time at which the waiver was included in the governing document.

Dissent and Appraisal Rights
Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court of Chancery.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.
However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange; or (b) held of record by at least 2,000 owners; (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (1) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (2) held of record by at least 2,000 owners; (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (c) any combination of the ownership interests and cash above.
Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

Franchise Tax Savings and Filing Fees

The Company’s current status as a Delaware corporation physically located in Texas requires the Company to comply with franchise tax obligations in both Delaware and Texas. For the most recent franchise tax period, the Company paid approximately $6,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Redomiciliation is completed. Accordingly, the Redomiciliation will result in a net annual savings by the Company of approximately $6,000.

The annual filing fees to qualify to do business in a foreign jurisdiction in either jurisdiction are immaterial and there are certain immaterial fees associated with effecting the Redomiciliation via conversion.

Certain Matters That Will Not Change After the Redomiciliation

Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, upon completion of the Redomiciliation, the Company will continue to exist, without interruption, in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Redomiciliation and in accordance with the TBOC, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will assume and have all debts, liabilities and duties of the Delaware Corporation and the same may be enforced against the Texas Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Texas Corporation.

No Change in Business, Jobs or Physical Location

The Redomiciliation will not result in any change in business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the transaction costs related to the Redomiciliation).
The Company’s management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Redomiciliation.

No Securities Act Consequences

The Company will continue to be a publicly traded company, and its common stock will continue to be listed and traded on the NYSE under the ticker symbol “SPRU.” The Company does not expect there to be any interruption in the trading of the Company’s common stock as a result of the Redomiciliation. The Company and its stockholders will be in the same respective positions under the federal securities laws after the Redomiciliation as they were prior to the Redomiciliation.

No Material Accounting Implications

The Company expects that the Redomiciliation will have no effect from an accounting perspective because there is no change in the entity as a result of the conversion. As such, the financial statements of the Delaware Corporation previously filed with the SEC will remain the financial statements of the Texas Corporation following the conversion.

Certain Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Redomiciliation. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Redomiciliation will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock. Each stockholder’s holding period in the Texas Corporation Common Stock received in the Redomiciliation will include the holding period of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock. This Proxy Statement only discusses U.S. federal income tax consequences for those stockholders who hold Texas Corporation Common Stock as a capital asset at the time of the Redomiciliation. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, insurance companies, dealers in securities, stockholders who hold their stock as part of a straddle or other derivative arrangement, or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Redomiciliation under all applicable tax laws.

Additional Information

Regulatory Matters

In connection with the Redomiciliation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, and the secretary of state of each other state where the Company is qualified to transact business, and does not anticipate making any other filings to effect the Redomiciliation. Nonetheless, the Company may face legal challenges to the Redomiciliation, including, among others, stockholder challenges under Delaware law seeking to prevent or arising from the Redomiciliation.

No Appraisal Rights

Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Redomiciliation described in this proposal.

Anti-Takeover Implications

The Redomiciliation is not being effected to prevent a change of control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Redomiciliation may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law following the Effective Time.

Interests of Certain Persons

As described under “—Background of the Proposal” and “—Certain Matters That Will Change After the Redomiciliation,” Texas law may be deemed to provide greater protection than Delaware to directors, officers, and certain significant stockholders of the Company, for some potential liabilities or claims that may arise after the Redomiciliation. As a result, stockholders should be aware that in voting on this proposal directors, officers, and certain significant stockholders of the Company, which may include Steel Connect Sub (“Steel Connect”), may be considered to have interests in the Redomiciliation that are different from, or in addition to, the interests of the stockholders generally.

Mr. Howard, a Class C director nominee to be elected for a three-year term at this Annual Meeting, is employed by Steel Partners Holdings L.P., an affiliate of Steel Connect, a holder of approximately 18.7% of the Company’s common stock as of the Record Date. If this Proposal 4 is approved and the Redomiciliation is effected, the Company will cease to be governed by Delaware law, including Section 203 of the DGCL, which restricts certain transactions with holders of 15% or more of the Company’s common stock. The proposed Texas Charter expressly elects not to be governed by Section 21.606 of the TBOC (the three-year moratorium on affiliated business combinations), pursuant to Section 21.607 of the TBOC. As a result, following the Redomiciliation, there will be no statutory restriction on business combinations between the Company and affiliated shareholders (including Steel Connect Sub), regardless of their percentage ownership of the Company’s common stock. The Board has considered these potential interests, among other matters, in reaching the decision to approve the Redomiciliation.

Effect of Not Obtaining the Required Vote for Approval

If this proposal fails to obtain the requisite vote for approval, the Redomiciliation will not be consummated, and the Company’s domicile will be unchanged by this vote.

Required Vote
The affirmative “FOR” vote of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal is required to approve the Redomiciliation and adopt the Plan of Conversion and the Redomiciliation Resolutions.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REDOMICILIATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION AND THE ADOPTION OF THE PLAN OF CONVERSION AND THE REDOMICILIATION RESOLUTIONS.

PROPOSAL FIVE

APPROVAL OF TRANSFER RESTRICTIONS THAT ARE INTENDED TO PRESERVE TAX
BENEFITS ASSOCIATED WITH NET OPERATING LOSSES

The Board has unanimously approved, and recommends that stockholders approve and adopt, the inclusion of certain transfer restrictions (the “Protective Provisions”) in the proposed Texas Charter to be filed in connection with the Redomiciliation, as described in Proposal 4 (the “Redomiciliation Proposal”), to protect the significant potential long-term tax benefits presented by the Company’s U.S. federal income tax net operating loss carryforwards (the “NOLs”) and tax credits (“Tax Benefits”), as more fully described in this Proposal 5. The Protective Provisions are new provisions not contained in the Company’s current Amended and Restated Certificate of Incorporation filed with the State of Delaware.

The Company has significant deferred tax assets that it may be able to use to offset future taxable income. At December 31, 2025, the Company had NOLs of approximately $568.7 million. However, the Company’s ability to utilize these NOLs to offset future taxable income may be significantly limited if it experiences an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, significantly impair the value of the NOLs. The Protective Provisions are designed to protect long-term value to the Company of the accumulated NOLs and prevent certain direct and indirect transfers of the Company’s common stock (“Common Stock”) that could result in such an “ownership change.” The Protective Provisions include a mechanism to block the impact of such transfers while allowing purchasers to recover their purchase price in the event of a prohibited purchase. The specific transfer restriction provisions proposed to be included in the Texas Charter are set forth in Article XI of the proposed Texas Charter attached to this Proxy Statement as Appendix C, and are incorporated herein by reference. The Board believes it is in the best interests of the Company and its stockholders to adopt the Protective Provisions to help protect the NOLs.

The Board has adopted resolutions approving and declaring the advisability of including the Protective Provisions in the Texas Charter as further described below, and the complete text of the Protective Provisions is set forth in the proposed Texas Charter attached as Appendix C to this Proxy Statement. However, in order for the Protective Provisions to be included in the Texas Charter, they first must be approved by the requisite vote of the Company’s stockholders at the Annual Meeting. This Proposal 5 is conditioned upon the approval of the Redomiciliation Proposal (Proposal 4). If the Redomiciliation Proposal is not approved, this Proposal 5 will have no effect and the Protective Provisions will not be implemented, even if this Proposal 5 receives the requisite vote.

If approved by the requisite vote of the Company’s stockholders (and subject to approval of the Redomiciliation Proposal), the Protective Provisions would become effective upon the filing of the Texas Charter with the Secretary of State of the State of Texas, which the Company expects to file as soon as practicable following receipt of the requisite stockholder approvals for this Proposal 5 and the Redomiciliation Proposal. Even if approved by the requisite stockholders, the Board retains the authority to abandon the Protective Provisions for any reason at any time prior to the filing and effectiveness of the Texas Charter with the Secretary of State of the State of Texas.

Background of the Proposal

The Company’s past operations generated significant NOLs. Under federal tax laws, the Company generally can use the NOLs generated (i) after December 31, 2017 to offset up to 80% of its taxable income generated in any future year and (ii) prior to January 1, 2018 to offset 100% of its taxable income generated in any future year. NOLs generated after December 31, 2017 can be carried forward by the Company indefinitely and do not expire, while NOLs generated prior to January 1, 2018 can be carried forward for up to 20 years, at which point they “expire” for such purposes. The Board believes the NOLs are a very valuable asset. At December 31, 2025, the Company had NOLs totaling approximately $568.7 million, all which were generated after December 31, 2017. While the Company cannot estimate the exact amount of NOLs that it will be able to use to reduce future income tax liability because the Company cannot predict the amount and timing of its future taxable income, the Board believes that the NOLs represent a valuable asset.

The Company’s ability to utilize the NOLs to offset future taxable income may be significantly limited if the Company experiences an “ownership change,” as determined under Section 382. Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own (directly or indirectly, including through the application of certain constructive ownership rules) at least 5% of Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of the NOLs that can be used to offset taxable income. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit the Company’s ability to use the NOLs to reduce future income tax liability and, therefore, significantly impair the value of the NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the direct and indirect ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, an ownership change of the Company has not been identified. However, if no action is taken to protect the NOLs, it is possible that the Company could experience an ownership change before the NOLs are fully-utilized.

After careful consideration, the Board determined that the most effective way to protect the significant potential long-term tax benefits presented by the NOLs is to adopt the Protective Provisions.

It is important to note that the Protective Provisions do not offer a complete solution and that an ownership change may occur even if the Protective Provisions are approved by the Company’s stockholders. There may be limitations on the enforceability of the Protective Provisions against stockholders who do not vote to approve them that may allow an ownership change to occur. The limitations of the Protective Provisions are described in more detail below.

The Board urges stockholders to read this Proposal 5 and the items discussed below under the heading “Certain Considerations Related to the Protective Provisions” and the complete text of the Protective Provisions, which is set forth in the proposed Texas Charter attached as Appendix C to this Proxy Statement. The Board recommends that stockholders approve this Proposal 5 to approve the Protective Provisions.

Description

The following description of the Protective Provisions is qualified in its entirety by reference to the complete text of the Protective Provisions, which is set forth in the proposed Texas Charter attached as Appendix C to this Proxy Statement. Please read the Protective Provisions in their entirety as the discussion below is only a summary.

Prohibited Transfers

The Protective Provisions generally will restrict any direct or indirect transfer (such as transfers of Common Stock that result from the transfer of interests in other entities that own Common Stock) if the effect would be to:
• increase the direct or indirect ownership of Common Stock by any Person (as defined below) from less than 4.9% to 4.9% or more of Common Stock; or
• increase the percentage of Common Stock owned directly or indirectly by a Person owning or deemed to own 4.9% or more of Common Stock, unless such Person beneficially owns 4.9% or more of Common Stock as of the date the Protective Provisions become effective and continues to own 4.9% or more of Common Stock at all times thereafter.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

Complicated “constructive” ownership rules prescribed by the Code (and regulations promulgated thereunder) apply for purposes of determining whether a Person is a 4.9% stockholder under the Protective Provisions. For example, these rules can attribute ownership of Common Stock among certain related persons, among a corporation and its shareholders, and among a partnership and its partners. In addition, under Section 382, groups of public shareholders can be treated as a single shareholder under the Protective Provisions (so-called “public groups”), including groups of investors who hold Common Stock indirectly through an aggregating vehicle (such as an investment fund). Each holder of Common Stock should consult its tax advisers to determine whether such holder is a 4.9% shareholder under the Protective Provisions.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of Common Stock would equal or exceed the 4.9% thresholds discussed above, or to Persons whose direct or indirect ownership of Common Stock would by attribution cause another Person to exceed such threshold under the constructive ownership rules described above. A transfer from one member of a public group to another member of the same public group does not increase the percentage of Common Stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. In addition, in order to facilitate sales by the Company’s stockholders into the market, the Protective Provisions permit otherwise prohibited transfers of Common Stock where the transferee is a public group. For purposes of determining the existence and identity of, and the amount of Common Stock owned by, any stockholder, the Company will be entitled to rely on the existence or absence of certain public securities filings as of any date, and its actual knowledge of the ownership of Common Stock. The Protective Provisions include the right to require a proposed transferee, as a condition to registration of a transfer of Common Stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of Common Stock, or prohibit ownership (thus requiring dispositions) of Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers

Upon adoption of the Protective Provisions, any direct or indirect transfer attempted in violation of the Protective Provisions would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, Common Stock purportedly acquired in violation of the Protective Provisions is referred to as “excess shares.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess shares to the Company’s agent along with any dividends or other distributions paid with respect to such excess shares. The Company’s agent is required to sell such excess shares in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Provisions. The net proceeds of the sale, together with any other distributions with respect to such excess shares received by the Company’s agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost incurred by the purported transferee to acquire such excess shares (or in the case of gift, inheritance or similar transfer, the fair market value of the excess shares on the date of the prohibited transfer), and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess shares are sold by the purported transferee, such person will be treated as having sold the excess shares on behalf of the agent, and will be required to remit all proceeds to the Company’s agent (except to the extent the Company grants written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had the Company’s agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Provisions will be liable for any and all damages the Company suffers as a result of such violation, including damages resulting from any limitation in the Company’s ability to use the NOLs and any professional fees incurred in connection with addressing such violation.

A transfer of Common Stock that does not involve a transfer of the Company’s securities within the meaning of Texas law may cause a person to violate the Protective Provisions. For example, a redemption of shares of

Common Stock may cause a Person to own Common Stock in excess of the ownership limit. Similarly, an indirect owner of Common Stock may exceed the ownership limitation by operation of the constructive ownership rules described above. In the latter case, the direct owner of Common Stock (whether or not owning shares in excess of the ownership limit) will be subject to the excess share procedures described above and will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Provisions, and such securities will be treated as excess stock to be disposed of through an agent designated by the Board under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions

In addition, the Board will have the discretion to approve a transfer of Common Stock that would otherwise violate the transfer restrictions. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit the Company’s use of the NOLs. In deciding whether to grant a waiver, the Board may seek the advice of counsel and tax experts with respect to the preservation of federal tax attributes pursuant to Section 382. In addition, the Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Provisions or the status of the Company’s federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.9%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. The Company’s stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

The Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of Common Stock would jeopardize the Company’s ability to use the NOLs.

Implementation and Expiration

If the Company’s requisite stockholders approve this Proposal 5 and the Redomiciliation Proposal, the Company intends to include the Protective Provisions in the Texas Charter to be filed with the Secretary of State of the State of Texas, whereupon the Protective Provisions will become effective upon the effectiveness of the Redomiciliation. The Company intends to enforce the restrictions in the Protective Provisions immediately thereafter to preserve the future use of the NOLs. The Company also intends to include a legend reflecting the transfer restrictions included in the Protective Provisions on any certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding Common Stock in uncertificated form and to disclose such restrictions to the public generally.

Even if the Company’s stockholders approve the Protective Provisions and the Redomiciliation Proposal, the Board retains the authority to remove the Protective Provisions from the Texas Charter for any reason at any time prior to the filing and effectiveness of the Texas Charter with the Secretary of State of the State of Texas.

The Protective Provisions would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Texas Charter with the Secretary of State of the State of Texas, (ii) the Board’s determination that the Protective Provisions are no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which the Board determines that none of the NOLs may be carried forward and (iv) such date as the Board otherwise determines that the Protective Provisions are no longer necessary for the preservation of the NOLs. The Board may also accelerate the expiration date of the Protective Provisions in the event of a change in the law if the Board has determined that the continuation of the restrictions contained in the Protective Provisions is no longer reasonably necessary for the preservation of the NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Provisions are intended to reduce the likelihood of an ownership change, the Company cannot eliminate the possibility that an ownership change will occur even if the Protective Provisions are adopted given that:

•The Board can permit a transfer to an acquirer that results or contributes to an ownership change.
•A court could find that part or all of the Protective Provisions are not enforceable, either in general or as applied to a particular stockholder or fact situation. Texas law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that voted in favor of the restriction or are parties to the applicable agreement imposing the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is reasonable and noted conspicuously on the certificate(s) representing the security or (B) with respect to an uncertificated security, the restriction is reasonable and a notation of the restriction is contained in the notice sent with respect to the security. A restriction is specifically enforceable against a person other than a transferee for value from the time the person acquires actual knowledge of the restriction’s existence. The Company intends to notify such stockholder of the Protective Provisions and cause any shares of Common Stock in certificated form issued after the effectiveness of the Protective Provisions to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Texas law such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the Protective Provisions, the Company intends to take the position that all shares issued prior to the effectiveness of the Protective Provisions that are proposed to be transferred were voted in favor of the Protective Provisions, unless the contrary is established. The Company may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Provisions, unless a stockholder establishes that it did not vote in favor of the Protective Provisions. Nonetheless, despite these actions, a court still could find that the Protective Provisions are unenforceable, either in general or as applied to a particular stockholder or fact situation.

Despite the adoption of the Protective Provisions, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, even if the Protective Provisions are made effective, there can be no assurance that an ownership change will not occur.

As a result of these and other factors, the Protective Provisions are intended to reduce, but do not eliminate, the risk that the Company will undergo an ownership change that would limit its ability to utilize the NOLs.

Section 382 Ownership Change Determinations

Generally, an ownership change can occur through one or more acquisitions by which one or more stockholders or segregated public groups of stockholders, each of whom owns or is deemed to own (directly or indirectly, including through the application of certain constructive ownership rules) 5% or more in value of a corporation’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership of each “5-percent shareholder” (within the meaning of Section 382) is computed separately, and each such increase is then added together with any other such increases to determine whether an ownership change has occurred.

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
•Each stockholder who owns less than 5% of Common Stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
•There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.
•Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
•The Company’s redemption or buyback of Common Stock could increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Stockholders are advised to carefully monitor their ownership of the Company’s securities and consult with their own legal advisors to determine whether their ownership of the Company’s securities approaches the proscribed level.

Certain Considerations Related to the Protective Provisions

The Board believes that attempting to protect the tax benefits of the NOLs as described above is in the best interests of the Company and its stockholders. However, the Board cannot eliminate the possibility that an ownership change will occur even if the Protective Provisions are approved. Please consider the items discussed below in voting on this Proposal 5.

Future Use and Amount of the NOLs and Other Tax Benefits Is Uncertain.

The Company’s use of the NOLs and other tax benefits depends on its ability to generate taxable income in the future. The Board cannot assure you whether the Company will have future taxable income in any applicable period or, if it does, whether such income or the NOLs or other tax benefits at such time will exceed any potential limitation under Code Section 382.

The Internal Revenue Service (“IRS”) could challenge the amount of the NOLs or claim the Company experienced an ownership change, which could reduce the amount of the NOLs that the Company can use or materially restrict its ability to use them.

The IRS has not audited or otherwise validated the amount of the NOLs. The IRS could challenge the amount of the NOLs, which could limit the Company’s ability to use the NOLs to reduce its future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the direct and indirect ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, even if the Protective Provisions are in place, there can be no assurance that the IRS will not assert that an ownership change has occurred and seek to reduce or eliminate the benefit of the NOLs.

Continued Risk of Ownership Change

Although the Protective Provisions are intended to reduce the likelihood of an ownership change, the Board cannot assure you that it would prevent all transfers of Common Stock that could result in such an ownership change. In particular, absent a court determination, the Board cannot assure you that the Protective Provisions’ restriction on acquisitions of Common Stock will be enforceable against all of the Company’s stockholders, and it may be subject to challenge on equitable grounds, as discussed above. In addition, the Board may permit the acquisition of the Common Stock in excess of the specified limitations or to issue new or redeem existing equity in the future, any of which may increase the likelihood of an ownership change under Code Section 382.

Potential Effects on Liquidity

The Protective Provisions will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of Common Stock may be limited by reducing the number of potential acquirers for such shares. In addition, a stockholder’s ownership of Common Stock may become subject to the restrictions of the Protective Provisions upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of Common Stock and to consult their own legal advisors to determine whether their ownership of Common Stock approaches the restricted levels.

Potential Impact on Value

If the Protective Provisions are adopted, the Board intends to include a legend reflecting the transfer restrictions included in the Protective Provisions on any certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire 4.9% or more of Common Stock and certain institutional holders who may not be comfortable holding Common Stock with restrictive legends or notations, may not choose to purchase Common Stock, the Protective Provisions could depress the value of Common Stock in an amount that could more than offset any value preserved from protecting the NOLs. The Protective Provisions could also have a negative impact on the trading value of the Common Stock by deterring Persons or groups of Persons from acquiring the Common Stock, including in acquisitions that might result in some or all of the Company’s stockholders receiving a premium above market value.

Potential Anti-Takeover Impact

The reason the Board approved the Protective Provisions is to protect the significant potential long-term tax benefits presented by the NOLs. The Protective Provisions are not intended to prevent a takeover of the Company. However, the Protective Provisions, if approved by the Company’s stockholders, could be deemed to have an anti-takeover effect because, among other things, they will restrict the ability of a person, entity or group to accumulate 4.9% or more of Common Stock and the ability of persons, entities or groups now owning 4.9% or more of Common Stock to acquire additional shares of Common Stock without the approval of the Board. Accordingly, the overall effects of the Protective Provisions, if approved by the Company’s stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Company’s securities.

Effect of the Protective Provisions If You Vote For It and Already Directly or Indirectly Own 4.9% or More of Common Stock

If the Protective Provisions are approved by the requisite stockholders and you already beneficially own 4.9% or more of Common Stock as of the date the Protective Provisions become effective, you will be able to acquire additional shares of Common Stock provided that at all times you continue to own 4.9% or more of
Common Stock. For all other holders, you would be able to transfer shares of Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.9% or more of Common Stock or create a new holder of 4.9% or more of Common Stock. You will also be able to transfer your shares of Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Provisions’ transfer restrictions.

Effect of the Protective Provisions If You Vote For It and Directly or Indirectly Own Less Than 4.9% of Common Stock

The Protective Provisions will apply to you, but, so long as you own less than 4.9% of Common Stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.9% of Common Stock.

Effect of the Protective Provisions If You Vote Against It

Texas law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that voted in favor of the restriction or are parties to the applicable agreement imposing the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is reasonable and noted conspicuously on the certificate(s) representing the security or (B) with respect to an uncertificated security, the restriction is reasonable and a notation of the restriction is contained in the notice sent with respect to the security. A restriction is specifically enforceable against a person other than a transferee for value from the time the person acquires actual knowledge of the restriction’s existence. The Company intends to notify such stockholder of the Protective Provisions and cause any shares of Common Stock issued in certificated form after the effectiveness of the Protective Provisions to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Texas law such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the Protective Provisions, the Company intends to take the position that all shares issued prior to the effectiveness of the Protective Provisions that are proposed to be transferred were voted in favor of the Protective Provisions, unless the contrary is established. The Company may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Provisions, unless a stockholder establishes that it did not vote in favor of the Protective Provisions. Nonetheless, despite these actions, a court still could find that the Protective Provisions are unenforceable, either in general or as applied to a particular stockholder or fact situation.

Interests of Certain Persons

As described under “—Effects of the Protective Provisions If You Vote For It and Directly or Indirectly Own
4.9% or More of Common Stock,” the Protective Provisions provide that current owners of 4.9% or more
Common Stock will be able to acquire additional shares of Common Stock and all other stockholders will only be able to acquire additional shares of Common Stock up to 4.9%. As a result, stockholders should be aware that in voting on this proposal, certain significant stockholders of the Company, including Steel Connect, a holder of approximately 18.7% of the Company’s common stock as of the Record Date, may be considered to have interests in the Protective Provisions that are different from, or in addition to, the interests of the stockholders generally. The Board has considered these potential interests, among other matters, in reaching the decision to approve the Protective Provisions.

This summary does not purport to be complete and is qualified in its entirety by reference to the proposed Texas Charter attached hereto as Appendix C.

Required Vote

The affirmative “FOR” vote of a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote on this proposal is required to approve the Protective Provisions. This Proposal 5 is conditioned upon the approval of the Redomiciliation Proposal (Proposal 4). If the Redomiciliation Proposal is not approved, this Proposal 5 will have no effect and the Protective Provisions will not be implemented, even if the Proposal receives the requisite vote.

Unbundling with Other Proposals

This Proposal 5 is conditioned upon the approval of the Redomiciliation Proposal (Proposal 4). If the Redomiciliation Proposal is not approved, this Proposal 5 will have no effect and the Protective Provisions will not be implemented, even if this Proposal receives the requisite vote. This Proposal 5 is separate from the approval of the Redomiciliation Proposal because we want to give our stockholders the chance to voice support for each proposal separately. Your votes on the Redomiciliation Proposal and the other proposals do not affect your vote on this Proposal 5. You can vote “FOR” or “AGAINST”, or “ABSTAIN” from voting on any of these proposals.

For the reasons stated above, the Board believes that approval of this proposal is in the best interests of the Company and its stockholders.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE INCLUSION OF CERTAIN TRANSFER RESTRICTIONS IN THE PROPOSED TEXAS CHARTER THAT ARE INTENDED TO PRESERVE TAX BENEFITS ASSOCIATED WITH THE COMPANY’S NET OPERATING LOSSES.

PROPOSAL SIX

ADJOURNMENT OF THE ANNUAL MEETING

The Company's stockholders are being asked to consider and vote on a proposal to approve the adjournment of the Annual Meeting from time to time, if necessary or appropriate in the view of the Board, including to solicit additional votes in favor of Proposal Four, Proposal Five or any of the other proposals if there are not sufficient votes at the time of the Annual Meeting to adopt any of those proposals, or to establish a quorum, which proposal we refer to as the “Adjournment Proposal.”

In this proposal, the Company is asking its stockholders to authorize the holders of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting, and any subsequent adjournments, to another time and/or place. If our stockholders approve the Adjournment Proposal, the Company could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, in any of the circumstances described above to a later date and use the additional time to, among other things, solicit additional proxies in favor of any of the other proposals described in this proxy statement, including the solicitation of proxies from holders of shares of common stock that have previously voted against such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against any of the other proposals, the Company could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares of common stock to change their votes to votes in favor of such proposal.

Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the
Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of Proposal Four, Proposal Five or any of the other proposals if there are insufficient votes to approve either or both at the time of the Annual Meeting or in the absence of a quorum.

Required Vote

The vote on the Adjournment Proposal is a vote separate and apart from the vote on the other proposals. Accordingly, a stockholder may vote to approve any of the other proposals and vote not to approve the Adjournment Proposal and vice versa. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Change in Our Independent Registered Public Accounting Firm
On February 5, 2025, we filed a Current Report on Form 8-K (the “Form 8-K”) with the SEC reporting that, on January 30, 2025, the Company notified Deloitte of its dismissal as the Company’s independent registered public accounting firm effective as of the date Deloitte completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2024, which occurred on March 31, 2025, as disclosed in an amendment to the Form 8-K. The Company appointed CohnReznick LLP as its new independent registered public accounting firm, subject to the completion of CohnReznick LLP’s customary client acceptance procedures, which were completed on April 7, 2025, and CohnReznick LLP was engaged as our new independent registered public accounting firm on April 7, 2025. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee and the Board.
The audit reports of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through March 31, 2025, there were: (1) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would cause Deloitte to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year, and (2) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for (A) the material weaknesses in the Company’s internal control over financial reporting as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 31, 2025, related to (i) maintaining an effective control environment based on the criteria established in the Committee of Sponsoring Organizations (“COSO”) Framework, (ii) maintaining effective control activities based on the criteria established in the COSO Framework, and (iii) revenue recognition, including the review of the contracts upon inception and/or acquisition and the accounting for revenue recognition under ASC 606, Revenue from Contracts with Customers, and (B) the material weaknesses in the Company’s internal control over financial reporting as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 9, 2024, related to (i) maintaining an effective control environment based on the criteria established in the COSO Framework, (ii) maintaining effective control activities based on the criteria established in the COSO Framework, (iii) the review and approval of manual journal entries, including implementing appropriate segregation of duties, (iv) complex transactions, inclusive of accounting for business combinations and the Company’s investment related to the SEMTH master lease agreement and the related interest income, and (v) revenue recognition, including the review of the contracts upon inception and/or acquisition and the accounting for revenue recognition under ASC 606, Revenue from Contracts with Customers.
The Company and the Audit Committee have discussed the reportable events described above with Deloitte and have authorized Deloitte to respond fully to the inquiries of CohnReznick LLP in their capacity as the successor independent registered public accounting firm concerning these material weaknesses.
The Company provided Deloitte with a copy of the disclosures in the Form 8-K and the amendment to the Form 8-K prior to filing these documents with the SEC. In each instance, the Company requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by the Company regarding Deloitte in the Form 8-K and the amendment to the Form 8-K and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter dated February 5, 2025 to the SEC was filed as Exhibit 16.1 to the Form 8-K, and a copy of Deloitte’s letter dated April 3, 2025 was filed as Exhibit 16.1 to the amendment to the Form 8-K.
In deciding to appoint CohnReznick LLP, the Audit Committee reviewed auditor independence and existing commercial relationships with CohnReznick LLP and concluded that CohnReznick LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 31, 2025, the Company did not consult with CohnReznick LLP regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

Auditor Fees
The following table presents the aggregate fees for professional services rendered by CohnReznick and Deloitte & Touche for the fiscal years ended December 31, 2025 and December 31, 2024.
All fees and services described in the table below were pre-approved by the Audit Committee.

	2025	2024
Audit Fees:(1)	$1,638,000	$3,261,056
Audit Related Fees:(2)	372,750	435,000
Tax Fees:(3)	453,037	108,000
All Other Fees(4):	813	5,551
Total Aggregate Fees:	$2,464,600	$3,809,607

(1) Audit Fees consisted of audit work performed in the preparation of financial statements and work during the fiscal year to implement standards and controls under Sarbanes-Oxley procedures.
(2) Audit Related Fees were related to the Company’s standalone subsidiary annual reports required by lender agreements.
(3) Tax Fees were related to tax consulting services.
(4) All other fees were related to subscriptions to research tools and registration fees for seminars and/or conferences.
Pre-Approval Policies and Procedures
The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1.Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, standalone subsidiary audits, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.
4.Other Fees are those associated with services not captured in the other categories, including subscriptions to research tools and registration fees for seminars and/or conferences.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF AUDIT COMMITTEE
The Audit Committee is currently composed of three members, each of whom is independent as required by the listing standards of the NYSE and the rules of the SEC. The Board has determined that each member of the Audit Committee is financially literate. The Audit Committee operates under a written charter adopted by the Board, which is available at www.sprucepower.com under About > Investors > Governance > Documents & Charters. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
Management has primary responsibility for our financial statements and the reporting process, including the systems of internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and for issuing a report thereof. The Audit Committee monitors and oversees these processes and has sole responsibility for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm.
As part of fulfilling its responsibilities, the Audit Committee meets periodically with Company management, the independent auditors and members of the internal audit function, both separately and collectively. The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Members of the Audit Committee
John P. Miller (Chair)
Jonathan J. Ledecky
Clara Nagy McBane
OTHER MATTERS
The Board knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

Any stockholder who desires to submit a proposal for inclusion in the proxy materials for the 2027 Annual Meeting of Stockholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Corporate Secretary, Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024. We must receive a proposal by January 19, 2027 (120 days prior to the anniversary of the mailing date of this proxy statement) in order to consider it for inclusion in the proxy materials for the 2027 Annual Meeting of Stockholders. If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2026 Annual Meeting of Stockholders, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.

Nominations for election of directors and proposals for other business intended to be presented at the 2027 Annual Meeting of Stockholders but not included in our proxy statement must be received at the address above no later than March 24, 2027, which is 90 calendar days prior to the anniversary of this year’s meeting date, and no earlier than, which is 120 calendar days prior to the anniversary of this year’s meeting date, provided, however, that if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, to be timely, notice must be delivered, or mailed and received, not later than 90th day prior to the 2027 Annual Meeting of Stockholders or, if later, the tenth day following the day on which public disclosure of the date of the 2027 Annual Meeting of Stockholders was first made. The persons named as proxies in our proxy for the 2027 Annual Meeting of Stockholders will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2027 Annual Meeting of Stockholders, without including information about the proposal in our materials. If the chair of the 2027 Annual Meeting of Stockholders decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board for the 2027 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal. Any nominations or other proposals received from stockholders must be in full compliance with applicable laws and with our Bylaws. A copy of the full text of the Company’s current Bylaws may be obtained upon written request to the Corporate Secretary at the address provided in the next sentence and online at the SEC’s website, www.sec.gov. All nominations and other stockholder proposals should be marked for the attention of Corporate Secretary, Spruce Power Holding Corporation, 820 Gessner Rd, Suite 500, Houston, Texas 77024.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2027 , which is 60 calendar days prior to the anniversary of this year’s meeting date. If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2026 Annual Meeting of Stockholders, then the notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting of Stockholders or the tenth calendar day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jonathan M. Norling
Jonathan M. Norling
Chief Legal Officer
Houston, Texas
June 19, 2026

spruce

NAME & ADDRESS HERE

As a stockholder of Spruce Power Holding Corporation, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 24, 2026.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://AALvote.com/SPRU
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

PROXY

SPRUCE POWER HOLDING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 11, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Jonathan M. Norling and John Miller, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting of Stockholders") of Spruce Power Holding Corporation in such manner as they, or either of them, may determine on any matters which may properly come before the Annual Meeting of Stockholders to be held at 11:00 a.m. EDT on August 11, 2026 or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/SPRU/2026 by 11:59 p.m. EDT on August 10, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided in your registration confirmations.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND WILL BE VOTED "FOR" PROPOSALS 2, 3, 4, 5 and 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENTS THEREOF.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature ____________________

Date ____________________

Title

Signature (Joint Owners) ____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4, 5 and 6.

Your Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and a vote FOR Proposals 2, 3, 4, 5 and 6.

Please mark your votes like this ☒

1. ELECTION OF DIRECTORS:	FOR	WITHOLD
(1) Jonathan Ledecky	☐	☐
(2) Jack Howard	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4. To approve the redomicilliation of Spruce Power Holding Corporation from Delaware to Texas.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 6. To approve the Board of Directors to adjourn the Annual Meeting if deemed necessary or appropriate.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: To transact such other business that is properly presented at the Annual Meeting of Stockholders and any adjournments or postponements thereof.

Appendix A
RESOLUTIONS ADOPTED AT A MEETING OF THE
BOARD OF DIRECTORS OF
SPRUCE POWER HOLDING CORPORATION
May 1, 2026
These resolutions are adopted by unanimous vote of the Board of Directors (the “Board”) of Spruce Power Holding Corporation, a Delaware corporation (the “Company”), on May 1, 2026.
REDOMICILIATION
Redomiciliation from Delaware to Texas by Conversion
WHEREAS, the Board has considered redomiciling the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company, when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Company, when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Redomiciliation”);
WHEREAS, after investigating and considering the benefits and detriments of redomiciling the Company from the State of Delaware, at a meeting of the Board held on May 1, 2026, the Board adopted resolutions determining that the redomiciliation of the Company in Texas is in the best interests of the Company and all of its stockholders, and that the Board should submit the redomiciliation for approval and adoption by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and the Board recommends that stockholders vote for the redomiciliation based on the determination that redomiciling in Texas is in the best interests of the Company and all of its stockholders;
WHEREAS, the Plan of Conversion provides, among other things, on completion of the Redomiciliation, and without any further action on the part of any person, that:
(a) each outstanding share of common stock (including restricted stock, which shall remain restricted on the same terms as currently apply), par value $0.0001 per share, of the Delaware Corporation will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Texas Corporation, and any warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, common stock or other equity securities of the Delaware Corporation, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of, the same amount of common stock or other equity securities of the Texas Corporation;
(b) the Company’s existing certificate of incorporation will be replaced with the Texas Certificate of Formation (the “Texas Charter”) in the form attached hereto as Exhibit B; provided, however, the inclusion of Article XI in the Texas Charter as set forth in Exhibit B is conditioned upon obtaining the approval and adoption thereof by a majority of the outstanding shares of common stock of the Company entitled to vote thereon at the 2026 Annual Meeting (the “NOL Stockholder Approval”) and if the NOL Stockholder Approval is not obtained, then the Texas Charter will not include Article XI; and
(c) the Company’s existing bylaws will be replaced with the Texas Bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”) in the form attached hereto as Exhibit C; and
WHEREAS, the Board has reviewed and considered the Redomiciliation and the Plan of Conversion, including the Texas Governing Documents, as well as a comparison to the Company’s current Certificate of Incorporation and Bylaws, and the factors and considerations reflected in the draft proxy statement of the Company for its 2026 Annual Meeting, and has determined that approving and effecting the Redomiciliation and approving and adopting the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders;
NOW, THEREFORE, BE IT RESOLVED, that the Board, by unanimous vote, hereby (a) determines that the Redomiciliation and Plan of Conversion are in the best interests of the Company and its stockholders and (b) approves and adopts the Redomiciliation and the Plan of Conversion;
RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted; and further
RESOLVED, that the form, terms, provisions and conditions of the Texas Governing Documents, be, and the same hereby are, in all respects approved and adopted; and further
RESOLVED, that the Board hereby directs that the Redomiciliation, the Plan of Conversion and these resolutions approving the Redomiciliation (the “Redomiciliation Resolutions”) be submitted for approval and adoption by the stockholders of the Company at the Company’s 2026 Annual Meeting (the “Redomiciliation Proposal”), which approval and adoption shall require the affirmative “FOR” vote of a majority of the outstanding shares of common stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL; and further
RESOLVED, that the Board, by the unanimous vote of the Directors, hereby recommends that stockholders vote “FOR” the approval of the Redomiciliation of the Company from

Delaware to Texas by conversion and the adoption of the Plan of Conversion and the Redomiciliation Resolutions at the 2026 Annual Meeting; and further
RESOLVED, that subject to and contingent upon receipt of stockholder approval of the Redomiciliation and the adoption of the Plan of Conversion and the Redomiciliation Resolutions at the 2026 Annual Meeting, the Company’s Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer and Corporate Secretary, and each of their respective designees (each such person, an “Authorized Officer”) are, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, and to take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Redomiciliation, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the States of Texas and Delaware, as applicable, and as required by the DGCL and the TBOC, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas, (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) the payment of any fees that may be necessary in connection with the Redomiciliation; (d) the submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Redomiciliation; and further
Proxy Materials; Management Proposal
RESOLVED, that, in accordance with the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed to (a) include the Redomiciliation Proposal, including the Plan of Conversion, the Texas Governing Documents and the Redomiciliation Resolutions in the Company’s proxy materials for the 2026 Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Common Stock in favor of the Redomiciliation, the Plan of Conversion and the Redomiciliation Resolutions, at the 2026 Annual Meeting; and further
Additional Actions
RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; and further
RESOLVED, that each of the Authorized Officers is hereby authorized and directed, in the name and on behalf of the Company, to take any steps in connection with initiating or defending legal proceedings in any federal, state or foreign court or governmental agency that may be necessary, desirable or advisable in connection with the Redomiciliation or any of the other transactions contemplated by the foregoing resolutions and to execute any and all further instruments or any amendments thereto and to effect all necessary filings or any amendments thereto with any and all appropriate federal, state and foreign courts or regulatory authorities; and further
RESOLVED, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer; and further
Ratification for Prior Actions
RESOLVED, that any and all acts or things done by any officer or director of the Company prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of said acts and things hereby are, expressly and in all respects authorized, approved, adopted, ratified and confirmed.

Appendix B

PLAN OF CONVERSION
OF
SPRUCE POWER HOLDING CORPORATION, A DELAWARE CORPORATION,
INTO
SPRUCE POWER HOLDING CORPORATION, A TEXAS CORPORATION

This PLAN OF CONVERSION (this “Plan”), dated as of [•], 2026, is hereby adopted by Spruce Power Holding Corporation, a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Spruce Power Holding Corporation, a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the board of directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.
NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:
1.Plan of Conversion.
a.The name of the Converting Entity is “Spruce Power Holding Corporation”, a Delaware corporation.
b.The name of the Converted Entity is “Spruce Power Holding Corporation”, a Texas corporation.
c.The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Spruce Power Holding Corporation”; that is, in the organizational form of the Converted Entity.
d.The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e.As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.0001 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity securities of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock, par value $0.0001 per share, of the Converting Entity are issued and outstanding as of the Effective Time.
f.As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan, letter or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.
g.As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, all of the issued and outstanding shares of common stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
h.As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.
2.Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time at which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.
3.Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1(c) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
4.Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.
5.Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.
6.Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.
7.Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.
[Signature Page Follows]

IN WITNESS WHEREOF, Spruce Power Holding Corporation, a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

SPRUCE POWER HOLDING CORPORATION,
a Delaware corporation
By: _______________________________________
Name:
Title:

Appendix C
CERTIFICATE OF FORMATION
OF
SPRUCE POWER HOLDING CORPORATION
______________________________________

Spruce Power Holding Corporation, a Texas corporation (the “Corporation”), organized and existing under provisions of the Texas Business Organizations Code (as amended, the “TBOC”), does hereby certify as follows:
A.Spruce Power Holding Corporation (formerly known as XL Fleet Corp. and originally incorporated as Pivotal Investment Corporation II), a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 820 Gessner Rd, Suite 500, Houston, Texas was originally incorporated on March 20, 2019.
B.The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Spruce Power Holding Corporation” on [•], 2026 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I
ENTITY NAME AND TYPE
The name of the Corporation is Spruce Power Holding Corporation and the Corporation is a for-profit business corporation.
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the registered office of the Corporation in the State of Texas is 211 E. 7th Street, Suite 620, Austin, Texas 78701. The name of its registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company. The initial mailing address of the Corporation is 820 Gessner Rd, Suite 500, Houston, Texas.
ARTICLE III
PURPOSE
The purpose for which the Corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the TBOC or any applicable successor act thereto, as the same may be amended from time to time.
ARTICLE IV
CAPITAL STOCK
Section 4.1Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is three hundred fifty one million (351,000,000) shares, consisting of (i) three hundred fifty million (350,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) one million (1,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).
Section 4.2Increase or Decrease in Authorized Capital Stock. The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority in voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), irrespective of the provisions of Section 2.364(d) of the TBOC, voting together as a single class, except as may be required by the TBOC, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.3 of this ARTICLE IV.
Section 4.3Preferred Stock.
(a)The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors of the Corporation (the “Board”), and authority to do so is hereby expressly vested in the Board. The Board is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designations filed pursuant to the TBOC (any such certificate, a “Preferred Stock Designation”) the number of shares to be included in each such series and the designation, powers, preferences, and relative participation, optional or other rights, if any, of the shares of each such series and the qualifications, limitations, and restrictions thereof, if any, of any wholly unissued series of Preferred Stock. The authority of the Board with respect to each series shall include, but shall not be limited to and shall not require (unless otherwise required by applicable law), determination of the following:
(1)the designation of the series, which may be by distinguishing number, letter or title;
(2)the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);
(3)the dates, amounts, rates or methodology of calculation at which dividends, if any, will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative, partially cumulative or noncumulative;
(4)the redemption rights and price or prices, if any, for shares of the series, and whether the shares are redeemable;
(5)the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;
(6)the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(7)whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices, rate or rates or assets exchangeable therefor, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;
(8)restrictions on the issuance of shares of the same series or any other class or series;
(9)the voting rights, if any, of the holders of shares of the series; and
(10)any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of such shares, all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock.
Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.
(b)The Board is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series of Preferred Stock, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this certificate of formation (as it may be amended from time to time, including by any Preferred Stock Designation and the terms thereof, this “Certificate of Formation”) or the resolution of the Board originally fixing the number of shares of such series. If the number of shares of any series of Preferred Stock is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. If no shares of a series of Preferred Stock are outstanding, the Board may delete by resolution such series and any reference to such series in this Certificate of Formation.
Section 4.4Common Stock.
(a)Ranking. All preferences, voting powers, relative participating, optional, or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board upon any issuance of the Preferred Stock of any series.
(b)Voting.
(1)Each holder of shares of Common Stock shall be entitled to one vote for each such share of Common Stock held upon each matter properly submitted to a vote of the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise provided by law or this Certificate of Formation, and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of

Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders.
(2)Notwithstanding any other provision of this Certificate of Formation to the contrary, except as otherwise required by law, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation (including the adoption or amendment of any Preferred Stock Designation) that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including, without limitation, any Preferred Stock Designation) or pursuant to the TBOC.
(3)To the maximum extent permitted by applicable law, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation (including, without limitation, any Preferred Stock Designation), and further except as may be otherwise provided in this Certificate of Formation, the affirmative vote of the holders of at least a majority of the outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any of the following actions that are recommended to shareholders by the Board and for which applicable law requires a shareholder vote: (i) any disposition or sale of all or substantially all of the Corporation’s assets, (ii) any plan of merger, consolidation or exchange, (iii) any dissolution of the Corporation, (iv) any amendment of the Certificate of Formation (other than as set forth in ARTICLE VIII) or (v) any other “fundamental business transaction” as defined in the TBOC.
(c)Dividends. Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
Section 4.5No Preemptive Rights. No share of Common Stock or Preferred Stock shall entitle any holder thereof to any preemptive or preferential right to purchase or subscribe for (i) any shares of any class or series of stock of the Corporation, whether now or hereafter authorized, or (ii) any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such shareholder. The Board may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.
ARTICLE V
BOARD OF DIRECTORS

Section 5.1General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board.
Section 5.2Number of Directors; Initial Directors; Election; Term.
(a)The number of directors constituting the initial Board is seven (7) and their names and addresses are as follows:

Name	Address
Christopher Hayes	820 Gessner Rd., Suite 500, Houston, Texas 77024
Eric Tech	820 Gessner Rd., Suite 500, Houston, Texas 77024
Shawn Kravetz	820 Gessner Rd., Suite 500, Houston, Texas 77024
Jonathan J. Ledecky	820 Gessner Rd., Suite 500, Houston, Texas 77024
John P. Miller	820 Gessner Rd., Suite 500, Houston, Texas 77024
Jack Howard	820 Gessner Rd., Suite 500, Houston, Texas 77024
Clara Nagy McBane	820 Gessner Rd., Suite 500, Houston, Texas 77024
(b)Subject to the rights of the holders of any series of Preferred Stock to elect additional directors as may be set forth in any Preferred Stock Designation, the total number of authorized directors constituting the Board shall be fixed solely by resolution of the Board.
(c)Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors as may be set forth in any Preferred Stock Designation, the Board shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the 2027 annual meeting of stockholders, the directors in Class B shall be elected for a term expiring at the 2028 annual meeting of stockholders and the directors in Class C shall be elected for a term expiring at the 2029 annual meeting of stockholders. The Board is authorized to assign members of the Board already in office to such classes upon the classification of the Board. Commencing at the 2027 annual meeting of stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the TBOC may otherwise require, newly created directorships and any vacancies in the Board (including unfilled vacancies resulting from the removal of directors for cause) may be filled by the vote of a majority of the remaining directors in office, although less than a quorum, or by the sole remaining director. Each director shall serve until the expiration of his or her term of office and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the class of the director whose death, resignation or removal shall have created such vacancy and until his or her successor shall have been elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
(d)Elections of directors of the Corporation need not be by written ballot unless the Bylaws of the Corporation so provide.

(e)No shareholder will be permitted to cumulate votes for the election of directors of the Corporation or for any other purpose.
Section 5.3Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election or removal of directors, any director or the entire Board may be removed at any time only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of Voting Stock, voting together as a single class.
Section 5.4Amendments to the Bylaws.
(a)In furtherance and not in limitation of the powers conferred by statute, the Board is hereby expressly authorized to adopt, alter, amend or repeal the bylaws of the Corporation without the assent or vote of the shareholders.
(b)In addition to any other vote required by this Certificate of Formation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of Voting Stock, voting as a single class, shall be required for the shareholders to adopt, amend or repeal any provision of the bylaws of the Corporation; provided, however, that if the Board recommends that shareholders approve such adoption, amendment or repeal, such adoption, amendment or repeal shall require the affirmative vote of the holders of the majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class.
ARTICLE VI
ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS
Section 6.1     Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by all holders of the outstanding shares of stock of the Corporation entitled to vote on such matter. Any such action taken by written consent shall be delivered to the Corporation at its principal office.
Section 6.2     Advance Notice. Advance notice of shareholder nominations for election of directors and other business to be brought by shareholders at any meeting of shareholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 6.3     Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only (a) by one or more record shareholders representing ownership of at least fifty percent (50%) of the outstanding shares of stock entitled to vote at such special meeting and who have complied with the requirements set forth in the Bylaws or (b) by the Board, the Chairman of the Board, the Chief Executive Officer, or (to the extent required by the TBOC) the President of the Corporation. A special meeting of shareholders may not be called by any other person. The Board may postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
ARTICLE VII
LIMITATION ON LIABILITY; INDEMNIFICATION
Section 7.1    Limitation on Liability.
(a)To the fullest extent permitted by the TBOC and applicable law, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as a director or officer, except to the extent the director of officer is found liable under applicable law for: (i) any breach of such person’s duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of law, (iii) any transaction from which such person derived any improper benefit, regardless of whether the benefit resulted from an action taken within the scope of such person’s duties or (iv) an act or omission for which the liability of such person is expressly provided for by an applicable statute. If the TBOC is amended after the filing of this Certificate of Formation to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.
(b) Any repeal or amendment of this Section 7.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 7.1 shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision. The provisions of this Section 7.1 shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Section 7.1.
Section 7.2    Indemnification.
(a)     To the fullest extent permitted by the TBOC and applicable law, as it presently exists or may hereafter be amended from time to time, the Corporation is authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through the Bylaws, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.
(b)     Neither any amendment nor repeal of this Section 7.2, nor the adoption of any provision of this Certificate of Formation inconsistent with this Section 7.2, shall eliminate or reduce the effect of this Section 7.2 in respect of any matter occurring, or any action or proceeding accruing or arising that, but for this Section 7.2, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE VIII
AMENDMENT

The Corporation reserves the right to restate, amend, alter, change, or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock) in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this ARTICLE VIII. Notwithstanding any other provision of this Certificate of Formation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision of this Certificate of Formation inconsistent with the purpose and intent of, Section 4.3 of ARTICLE IV, ARTICLE V, Section 6.3 of ARTICLE VI, ARTICLE VII, and this ARTICLE VIII (including, without limitation, any such Article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Article).
ARTICLE IX
STATUTORY ELECTIONS AND SHAREHOLDER MATTERS

(a)            The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, no shareholder (as defined in Section 21.551(2) of the TBOC) of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless such shareholder, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of the Corporation.
(b)           The Corporation affirmatively elects to be governed by Section 21.373 of the TBOC during any time that (i) the Corporation’s principal office is located in the State of Texas or (ii) the Corporation is admitted to listing on a stock exchange that (A) has its principal office in the State of Texas and (B) has received approval by the securities commissioner of the State of Texas under Subchapter C, Chapter 4005, Government Code of the State of Texas.
(c) The Corporation expressly elects, pursuant to Section 21.607 of the TBOC, not to be governed by Subchapter M (Affiliated Business Combinations) of Chapter 21 of the TBOC (or any successor provision thereto).
ARTICLE X
WAIVER OF JURY TRIAL
TO THE FULLEST EXTENT PERMITTED BY THE TBOC AND APPLICABLE LAW, AS THE SAME EXISTS OR MAY HEREAFTER BE AMENDED FROM TIME TO TIME, EACH SHAREHOLDER, EACH OTHER PERSON WHO ACQUIRES AN INTEREST IN ANY STOCK OF THE CORPORATION AND EACH OTHER PERSON WHO IS BOUND BY THE CERTIFICATE OF FORMATION IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY CONCERNING ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC. IF THE TBOC IS AMENDED AFTER THE EFFECTIVE DATE HEREOF TO AUTHORIZE THE INCLUSION OF ADDITIONAL PERSONS OR CLAIMS UNDER SUCH IRREVOCABLE WAIVER, THEN THE IRREVOCABLE WAIVER OF ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY INTERNAL ENTITY CLAIM SHALL BE EXPANDED TO THE FULLEST EXTENT PERMITTED BY THE TBOC, AS SO AMENDED. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING ANY

INTEREST IN SHARES OF CAPITAL STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE NOTICE OF, AND KNOWINGLY AND INFORMEDLY CONSENTED AND ACQUIESCED TO, THE WAIVER PROVISIONS OF THIS ARTICLE X.
ARTICLE XI
TRANSFER AND OWNERSHIP RESTRICTIONS
Section 11.1 Definitions. As used in this ARTICLE XI, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
(a)    “4.9-percent Transaction” means any Transfer described in clause (a) or (b) of Section 11.2 of this ARTICLE XI.
(b)    “4.9-percent Shareholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.9-percent” and “five percent” with “4.9 percent,” where applicable.
(c)    “Agent” has the meaning set forth in Section 11.5 of this ARTICLE XI.
(d)    A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”) that such Person actually owns, directly or indirectly, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Common Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such shares are otherwise aggregated with Common Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder. Notwithstanding the foregoing, a Person shall be deemed to Beneficially Own any Common Stock issuable or issued upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, that are in existence on the date hereof.
(e)    “Code” means the United States Internal Revenue Code of 1986, as amended.
(f)    “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
(g)    “Effective Date” means the date of filing of this Certificate of Formation of the Corporation with the Secretary of State of the State of Texas.
(h)    “Excess Securities” has the meaning set forth in Section 11.4 of this ARTICLE XI.
(i)    “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board determines that this ARTICLE XI is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board determines that no Tax Benefits may be carried forward, and (iv) such date as the Board shall fix in accordance with Section 11.12 of this ARTICLE XI.
(j)    “Percentage Share Ownership” means the percentage of Stock Beneficially Owned by any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance and shall include (x) any direct, indirect and constructive ownership of Stock as determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder and (y) any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382 3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.
(k)    “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.
(l)    “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
(m)    “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this ARTICLE XI.
(n)    “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
(o)    “Purported Transferee” has the meaning set forth in Section 11.4 of this ARTICLE XI.
(p)    “Remedial Holder” has the meaning set forth in Section 11.7 of this ARTICLE XI.
(q)    “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
(r) “Subsidiary” means, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.
(s)    “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards, foreign tax credit carryforwards, disallowed net business interest expense carryforwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Corporation and any of its Subsidiaries.
(t)    “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Share Ownership of any Person or group, including a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
(u)    “Transferee” means any Person to whom Corporation Securities are Transferred.
(v)    “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.
Section 11.2 Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.9-percent Shareholder or (b) the Percentage Share Ownership in the Corporation of any 4.9-percent Shareholder would be increased; provided, that the foregoing sentence shall not apply to any Person who was a 4.9-percent Shareholder as of the date that this Certificate of Formation was first adopted and has remained a 4.9-percent Shareholder since such time. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this ARTICLE XI in respect of such transaction.
Section 11.3 Exceptions.
(a)    Notwithstanding anything to the contrary herein, Transfers to a Public Group shall be permitted.
(b)    The restrictions set forth in Section 11.2 of this ARTICLE XI shall not apply to an attempted Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board or a duly authorized committee thereof. Notwithstanding the effect of approval on the Tax Benefits, the Board may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer and the Board may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code. Approvals of the Board hereunder may be given prospectively or retroactively. The Board, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE XI through duly authorized officers or agents of the Corporation. Nothing in this Section 11.3 of this ARTICLE XI shall be construed to limit or restrict the Board in the exercise of its fiduciary duties under applicable law.
Section 11.4 Excess Securities.
(a)    No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 11.5 of this ARTICLE XI or until an approval is obtained under Section 11.3 of this ARTICLE XI. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities so acquired shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 11.4 or Section 11.5 of this ARTICLE XI shall also be a Prohibited Transfer.
(b)    The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board to be necessary or advisable to implement this ARTICLE XI, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this ARTICLE XI as a condition to registering any transfer.
Section 11.5 Transfer to Agent. If the Board determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate (if any), book-entry entitlement, book-entry position or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 11.6 of this ARTICLE XI if the Agent rather than the Purported Transferee had resold the Excess Securities.
Section 11.6 Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board which are described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 11.6 of this ARTICLE XI. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 11.6 of this ARTICLE XI inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.
Section 11.7 Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of the TBOC but that would cause a 4.9-percent Shareholder to violate a restriction on Transfers provided for in this ARTICLE XI, the application of Sections 11.5 and 11.6 of this ARTICLE XI shall be modified as described in this Section 11.7 of this ARTICLE XI. In such case, no such 4.9-percent Shareholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.9-percent Shareholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.9-percent Shareholder (such 4.9-percent Shareholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Shareholder, following such disposition, not to be in violation of this ARTICLE XI. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 11.5 and 11.6 of this ARTICLE XI, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities or to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.9-percent Shareholder or such other Person. The purpose of this Section 11.7 of this ARTICLE XI is to extend the restrictions in Sections 11.2 and 11.5 of this ARTICLE XI to situations in which there is a 4.9-percent Transaction without a direct Transfer of Corporation Securities, and this Section 11.7 of this ARTICLE XI, along with the other provisions of this ARTICLE XI, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
Section 11.8 Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 11.5 of this ARTICLE XI (whether or not made within the time specified in Section 11.5 of this ARTICLE XI), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 11.8 of this ARTICLE XI shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this ARTICLE XI being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 11.5 of this ARTICLE XI to constitute a waiver or loss of any right of the Corporation under this ARTICLE XI. The Board may authorize such additional actions as it deems advisable to give effect to the provisions of this ARTICLE XI.
Section 11.9 Liability. To the fullest extent permitted by law, any shareholder subject to the provisions of this ARTICLE XI who knowingly violates the provisions of this ARTICLE XI and any Persons controlling, controlled by or under common control with such shareholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
Section 11.10 Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this ARTICLE XI or the status of the Tax Benefits of the Corporation.
Section 11.11 Legends. The Board may require that any certificates issued by the Corporation (if any) and/or any notices, statements or other writing delivered in connection with uncertificated book-entry shares (including book-entry entitlements or book-entry positions), in each case evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this ARTICLE XI bear the following legend:
“THE CERTIFICATE OF FORMATION OF THE COMPANY CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF FORMATION) OF STOCK OF THE COMPANY (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE COMPANY (THE ‘BOARD’) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE ‘CODE’) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.9-PERCENT SHAREHOLDER (AS DEFINED IN THE CERTIFICATE OF FORMATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF FORMATION) TO THE COMPANY’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE COMPANY WITHIN THE MEANING OF THE TEXAS BUSINESS ORGANIZATIONS CODE (‘SECURITIES’) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF FORMATION TO CAUSE THE 4.9-PERCENT SHAREHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF SHARES SUBJECT TO THIS ARTICLE XI A COPY OF THE CERTIFICATE OF FORMATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board may also require that any certificates issued by the Corporation (if any) and/or any notices, statements or other writing delivered in connection with uncertificated book-entry shares (including book-entry entitlements or book-entry positions), in each case evidencing ownership of shares of Stock that are subject to conditions imposed by the Board under Section 11.3 of this ARTICLE XI also bear a conspicuous legend referencing the applicable restrictions.
Section 11.12 Authority of Board.
(a) The Board shall have the power to determine all matters necessary for assessing compliance with this ARTICLE XI, including, without limitation, (1) the identification of 4.9-percent Shareholders,

(2) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (3) the Percentage Share Ownership in the Corporation of any 4.9-percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) whether it shall grant an exception in accordance with Section 11.3 of this ARTICLE XI, (6) the amount (or fair market value) due to a Purported Transferee pursuant to Section 11.6 of this ARTICLE XI, and (7) any other matters which the Board determines to be relevant; and the good faith determination of the Board on such matters shall be conclusive and binding for all the purposes of this ARTICLE XI. In addition, the Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of this ARTICLE XI for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this ARTICLE XI.
(b) Nothing contained in this ARTICLE XI shall limit the authority of the Board to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its shareholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this ARTICLE XI, (3) modify the definitions of any terms set forth in this ARTICLE XI or (4) modify the terms of this ARTICLE XI as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Shareholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
(c) In the case of an ambiguity in the application of any of the provisions of this ARTICLE XI, including any definition used herein, the Board shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this ARTICLE XI requires an action by the Board but fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this ARTICLE XI. All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this ARTICLE XI. The Board may delegate all or any portion of its duties and powers under this ARTICLE XI to a committee of the Board as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this ARTICLE XI through duly authorized officers or agents of the Corporation. Nothing in this ARTICLE XI shall be construed to limit or restrict the Board in its exercise of its fiduciary duties under applicable law.
Section 11.13 Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this ARTICLE XI. The members of the Board shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any shareholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
Section 11.14 Benefits of This ARTICLE XI. Nothing in this ARTICLE XI shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this ARTICLE XI. This ARTICLE XI shall be for the sole and exclusive benefit of the Corporation and the Agent.
Section 11.15 Severability. The purpose of this ARTICLE XI is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this ARTICLE XI or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this ARTICLE XI.
Section 11.16 Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this ARTICLE XI, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Formation has been executed by a duly authorized officer of this Corporation on this ___ day of _____ 2026.

Spruce Power Holding Corporation,
a Texas corporation

By:
Name:
Title:

Appendix D
BYLAWS
OF
SPRUCE POWER HOLDING CORPORATION

Article I- OFFICES
Section 1.1Registered Office. The registered office and registered agent of Spruce Power Holding Corporation, a Texas corporation (the “Corporation”), shall be as set forth in the Certificate of Formation, as may be amended from time to time (the “Certificate of Formation”).
Section 1.2Other Offices. The Corporation may establish an office or offices in any place as the Board of Directors of the Corporation (the “Board”) may from time to time designate.
Article II- MEETING OF SHAREHOLDERS
Section 2.1Place of Meetings. Meetings of shareholders shall be held at any place, within or outside of Texas, designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any physical place, but may instead be held solely by means of remote communication as authorized by the Texas Business Organizations Code (as the same may be amended from time to time, the “TBOC”). In the absence of any such designation or determination, meetings of shareholders shall be held at the Corporation’s principal place of business.
Section 2.2Annual Meetings. The annual meeting of the shareholders shall be held on such date and at such time as shall be determined from time to time by the Board, as stated in the Corporation’s notice of the meeting, for the purpose of electing directors and for transacting other proper business.
Section 2.3Special Meetings.
(a)Special meetings of the shareholders for any purpose or purposes, other than those required by statute, may be called at any time only by the Board, the Chairman of the Board, the Chief Executive Officer or (to the extent required by the TBOC) the President or as otherwise provided in the Certificate of Formation. Special meetings of shareholders shall only be called by the Corporation upon the request of the shareholders made in accordance with Section 2.3(b) below. Except as set forth in this Section 2.3, no other person may call a special meeting of shareholders. Special meetings of the shareholders shall be held at the principal place of business of the Corporation or at such other place within or outside of Texas (or may not be held at any place, but may instead be held solely by means of remote communication if so decided by the Board in its sole discretion), on such date and at such time as shall be determined from time to time by the Board, for the purpose set forth in the Corporations notice of meeting.
(b)A special meeting of the shareholders shall be called by the Corporation following the receipt by the Secretary of a written demand in proper written form for a special meeting of the shareholders (a “Special Meeting Request”) from one or more record shareholders representing ownership of at least fifty percent (50%) (or the highest percentage of ownership that may be set under the TBOC) (the “Requisite Percentage”) of the outstanding shares of stock entitled to vote at such meeting (the “Requisite Holders”) if such Special Meeting Request complies with the requirements set forth in this Section 2.3(b). A Special Meeting Request shall only be valid if it is signed and dated by each of the Requisite Holders (or their duly authorized agents) and if such request sets forth all information required in Section 2.4(a)(2). If a Special Meeting Request complies with this Section 2.3, the Board may fix a record date (in accordance with Section 2.6 herein). If the Board, within ten (10) days after the date on which a valid Special Meeting Request is received, fails to adopt a resolution fixing the record date, the record date shall be the close of business on the tenth (10th) day after the first date on which the Special Meeting Request is received by the Secretary. The Board shall also establish the place (if any), date and time of the special meeting of shareholders requested in such Special Meeting Request. Only matters that are stated in the Special Meeting Request shall be brought before and acted upon during the special meeting of shareholders called according to the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting any matters to the shareholders at any special meeting of shareholders called by the shareholders pursuant to this Section 2.3(b). Requisite Holders may revoke a Special Meeting Request by written revocation delivered to the Corporation at any time prior to the special meeting of shareholders; provided, however, the Board shall have the sole discretion to determine whether to proceed with the special meeting of shareholders following such written revocation. Additionally, a Requisite Holder whose signature (or authorized agent’s signature) appears on a Special Meeting Request may revoke such Requisite Holder’s participation in a Special Meeting Request at any time by written revocation delivered to the Secretary in the same manner as the Special Meeting Request and if, following any such revocation, the remaining Requisite Holders participating in the Special Meeting Request do not represent at least the Requisite Percentage, the Special Meeting Request shall be deemed revoked. Likewise, any reduction in percentage stock ownership of the Requisite Holders below the Requisite Percentage following delivery of the Special Meeting Request to the Secretary shall be deemed to be a revocation of the Special Meeting Request. If written revocations of requests for the special meeting have been delivered to the Secretary and the result is that shareholders (or their agents duly authorized in writing), as of the date of the Special Meeting Request, entitled to cast less than the Requisite Percentage have delivered, and not revoked, requests for a special meeting to the Secretary, the Secretary shall refrain from mailing the notice of the meeting and send to all requesting shareholders who have not revoked such requests a written notice of any revocation of a request for the special meeting or, if the notice of meeting has been mailed, the Secretary shall send to all requesting shareholders who have not revoked requests for a special meeting a written notice of any revocation of a request for the special meeting and of the Secretary’s intention to revoke the notice of the meeting, and shall thereafter revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting. A Special Meeting Request shall not be valid (and thus the special meeting of shareholders requested pursuant to the Special Meeting Request will not be held) if (i) the Special Meeting Request relates to an item of business that is not a proper subject for shareholder action under applicable law; or (ii) the Special Meeting Request was made in a manner that involved a violation of Section 14(a) under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the rules and regulations thereunder. In addition, if none of the Requisite Holders appears or sends a representative to present the business or nomination submitted by the shareholders in the Special Meeting Request to be conducted at the special meeting of shareholders, the Corporation need not conduct any such business or nomination for a vote at such special meeting of shareholders.
Section 2.4Notice of Shareholder Business and Nominations.
(a)Annual Meetings of Shareholders.
(1)At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of shareholders, nominations of persons for election to the Board of the Corporation and the proposal of other business must be brought (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof, or (C) by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 2.4(a) is delivered to the Secretary of the Corporation and on the record date for the determination of shareholders entitled to vote at the annual meeting, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.4(a). For the avoidance of doubt, clause (C) above shall be the exclusive means for a shareholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of shareholders and proxy statement under Rule 14a-8 of the Exchange Act) before an annual meeting of shareholders.
(2)For any nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation’s principal executive offices, and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for shareholder action at such meeting. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Such shareholder’s notice shall set forth (A) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class or series and number of shares of stock that are owned beneficially and of record by such nominee as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such nominee, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such nominee with respect to securities of the Corporation, (v) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vi) such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, (iv) any material interest in such business of each Proposing Person, and (v) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any

Proposing Person and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and (C) as to each Proposing Person (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books), (ii) the class or series and number of shares of each class or series of stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iii) a description of any agreement, arrangement, or understanding with respect to the nomination or proposal between or among such Proposing Person, any of its respective Affiliates or Associates (each as set forth in Rule 405 under the Securities Act of 1933, as amended, the “Securities Act”), and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such Proposing Person, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Proposing Person, with respect to securities of the Corporation, (v) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (a “Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any such Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a shareholder or beneficial owner that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (vi) any rights to dividends on the shares of any class or series of stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (vii) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any Affiliate of the Corporation, (viii) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any Affiliate of the Corporation, on the other hand, (ix) any direct or indirect material interest in any material contract or agreement of such Proposing

Person with the Corporation or any Affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (x) a representation that the shareholder giving the notice is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (xi) a representation whether the Proposing Person, if any, intends or is part of a group that intends (I) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding stock required to approve or adopt the proposal or elect the nominee and/or (II) otherwise to solicit proxies or votes from shareholders in support of such proposal or nomination, and (xii) any other information relating to such Proposing Person, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder (the disclosures to be made pursuant to the foregoing clauses (iii) through (xii) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(3)At the request of the Board, any person nominated by a shareholder for election or reelection as a director must furnish to the Secretary of the Corporation (A) that information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (B) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation and (C) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such shareholder’s nomination shall not be considered in proper form pursuant to this Section 2.4.
(4)Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(2) of this Section 2.4, and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 2.4 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(b)Special Meeting of Shareholders.
(1)Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board or (B) provided that the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 2.4(b) is delivered to the Secretary of the Corporation and on the record date for the determination of shareholders entitled to vote at the special meeting, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.4(b).
(2)In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder delivers a notice in the form as is required by paragraph (a)(2) of this Section 2.4 to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
(c)General.
(1)Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to be elected at an annual or special meeting of shareholders to serve as directors, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4, and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.4, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders.
(2)Each Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business or make nominations at a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of (i) the record date for notice of the meeting and (ii) the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof. In the case of an update and supplement pursuant to clause (i) of this Section 2.4(c)(2), such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.4(c)(2), such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than eight (8) business days prior to the date for the meeting, or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed).
(3)For purposes of this Section 2.4, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or other national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(4)For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the shareholder of record providing the notice of the nomination or business proposed to be brought before a meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination or business proposed to be brought before the meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in such solicitation.
(5)Notwithstanding the foregoing provisions of this Section 2.4, each Proposing Person shall comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.4; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4, and compliance with this Section 2.4 shall be the exclusive means for a shareholder to make nominations or submit other business (other than, as provided in the last sentence of (a)(1), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.4 shall be deemed to affect any rights (A) of shareholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act, or (B) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Formation.
Section 2.5Notice of Meetings. Notice of all shareholders’ meetings shall be given in writing by the Secretary or another officer of the Corporation authorized to give such notice, or in case of a special meeting duly requested by shareholders pursuant to Section 2.3 and for which the Secretary has refused to give notice, by the shareholders entitled to call such meeting. Notice of any shareholders’ meeting shall state the date and hour when and the place where it is to be held, if any (or, the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at such meeting), the record date for determining the shareholders entitled to vote at such meeting if such date is different from the record date for determining the shareholders entitled to notice of such meeting, and, in the case of a special meeting, the purpose or purposes for which such meeting is called. Subject to Section 8.3, and unless otherwise required by law, not more than sixty (60) nor less than ten (10) days (or such other period of time that may be set under the TBOC) prior to any such meeting, such notice shall be given to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting, directed by United States mail, postage prepaid, to such shareholder’s address as it appears upon the records of the Corporation. Without limiting the manner by which notices of meetings otherwise may be given effectively to shareholders, any such notice may be given by electronic transmission in accordance with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the U.S. mail addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.
Section 2.6Record Date.
(a)Record Date for Shareholder Meetings. The Board may fix a date, which date shall not be more than sixty (60) days nor less than ten (10) days preceding any meeting of shareholders, as the record date for the determination of the shareholders entitled to notice of such meeting, or the Board may close the stock transfer books for such purpose for a period of not less than ten nor more than 60 days prior to such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date at least ten (10) days before the date of such meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next following the day on which notice is given. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.6 at the adjourned meeting. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(b)Record Date for Action by Shareholders Without a Meeting. So long as shareholders of the Corporation have the right to act by written consent in accordance with Section 2.9 of these Bylaws and Section 6.1 of ARTICLE VI of the Certificate of Formation, for the purposes of determining the shareholders entitled to consent to corporate action without a meeting, the Board may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with Section 6.102 of the TBOC. If no record date has been fixed by the Board and prior action by the Board is required by applicable law, the record date for determining shareholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
Section 2.7List of Shareholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, not later than the 11th day before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The list shall be arranged in alphabetical order, showing the address of each shareholder, the number of shares of stock registered in the name of each shareholder and such other information as required by the

TBOC. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, during ordinary business hours, at the principal place of business of the Corporation. A list of shareholders entitled to vote at the meeting shall be produced and kept at the time and place, if any, of the meeting during the whole time thereof and may be examined by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the shareholders entitled to vote in person or by proxy at any meeting of shareholders.
Section 2.8Voting. Except as may be otherwise required by law, the Certificate of Formation or these Bylaws, (a) every shareholder of record shall be entitled to one (1) vote for each share of stock held of record by such shareholder on the record date for determining the shareholders entitled to vote or act by written consent; (b) in all matters other than a “fundamental business transaction” (as defined in the TBOC) or an election of directors, the affirmative vote of a majority of the votes cast by holders of stock present in person or represented by proxy at a shareholders’ meeting having a quorum and entitled to vote on the subject matter shall be the act of the shareholders; (c) for a fundamental business transaction recommended to shareholders by the Board, the affirmative vote of the holders of at least a majority of the outstanding shares of stock entitled to vote on the matter shall be the act of the shareholders; and (d) in an election of directors, directors shall be elected by a plurality of the votes cast by holders of stock present in person or represented by proxy at a shareholders’ meeting having a quorum and entitled to vote on the election of directors. No shareholder will be permitted to cumulate votes at any election of directors.
Section 2.9Action by Written Consent. Subject to the rights of the holders of any series of preferred stock, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by all holders of the outstanding shares of stock of the Corporation entitled to vote on such matter. Any such action taken by written consent shall be delivered to the Corporation at its principal office.
Section 2.10Proxies. At any meeting of the shareholders, any shareholder entitled to vote thereat may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by transmission permitted by law filed in accordance with the procedure established for the meeting, but no proxy shall be voted or acted upon after 11 months from the date of its execution, unless the proxy provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.
Section 2.11Quorum. Except as may be otherwise required by law, the TBOC or the Certificate of Formation, at any meeting of the shareholders, the presence in person or by proxy of the holders of record of shares of stock that would constitute a majority of the votes if all the issued and outstanding shares of stock entitled to vote at such meeting were present and voted shall be necessary to constitute a quorum; provided, however, that, where a separate vote by a class or series of stock is required, a quorum shall consist of the presence in person or by proxy of the holders of record of shares of stock that would constitute a majority of votes of such class or series if all issued and outstanding shares of stock of such class or series entitled to vote at such meeting were present and voted. In the absence of a quorum and until a quorum is secured, either the chairman of the meeting or a majority of the votes cast at the meeting by shareholders who are present in person or by proxy may adjourn the meeting, from time to time, without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.
Section 2.12Adjournment. Any meeting of shareholders may be adjourned at the meeting from time to time, either by the chairman of the meeting, for an announced proper purpose, or by the shareholders, for any purpose, to reconvene at a later time and at the same or some other place, if any, and by the same or other means of remote communication, if any, and, unless otherwise required by law, notice need not be given of any such adjourned meeting if the time and place, if any, or the means of remote communication, if any, thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with the TBOC and Section 2.6 herein and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.
Section 2.13Organization of Meetings. Meetings of shareholders shall be presided over by the chairman of the meeting, who shall be one of the following, here listed in the order of preference: (a) the Chairman of the Board; or (b) in the Chairman’s absence, the Chief Executive Officer; or (c) in the Chief Executive Officer’s absence, the President; or (d) in the President’s absence, a Vice President; or (e) in the absence of the foregoing officers, a chairman chosen by the shareholders at the meeting. The Secretary shall act as secretary of the meeting, but in such officer’s absence, the chairman of the meeting shall appoint a secretary of the meeting.
Section 2.14Conduct of Meetings. Subject to and to the extent permitted by law, the Board may adopt by resolution such rules and regulations for the conduct of meetings of shareholders as it shall deem appropriate. Except to the extent inconsistent with law or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations, and procedures, and to do all such acts, as in the judgment of such chairman are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting and announcement of the date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders, their duly authorized proxies, or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants; and (f) appointment of inspectors of election and other voting procedures. Unless and to the extent determined otherwise by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.15Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same right to vote shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally. Subsections (b) and (c) above shall not apply if the Secretary or other person tabulating votes on the Corporation’s behalf has a good faith belief, based on written information received regarding rights or obligations with respect to voting the jointly held shares, that reliance on subsection (b) or (c) above, as applicable, is unwarranted.
Article III- BOARD OF DIRECTORS
Section 3.1General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the TBOC or the Certificate of Formation. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Formation, these Bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.
Section 3.2Number. Except as may be otherwise provided in the Certificate of Formation and subject to the rights of holders of any series of preferred stock, the entire Board shall consist of one (1) or more directors, the total number thereof shall be fixed from time to time solely by resolution of the Board. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors will have the effect of shortening the term of any incumbent director. Directors need not be shareholders of the Corporation.
Section 3.3Resignations and Vacancies.
(a)Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the Corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A director’s resignation is irrevocable when it takes effect, but is revocable before it takes effect unless the notice of revocation expressly states that it is irrevocable. Unless otherwise provided in the Certificate of Formation or these Bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
(b)Subject to the rights of holders of any series of preferred stock with respect to the election and appointment of directors, and except as otherwise required by the TBOC, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors shall be filled only by the affirmative vote of a majority of the remaining directors then in office (even if the remaining directors constitute less than a quorum of the Board), or a sole remaining director, at any meeting of the Board. A person so elected or appointed by the Board to fill a vacancy or newly created directorship shall hold office for the remainder of the term to which the director has been selected and until the next election of the class for which such director shall have been assigned by the Board and until his or her successor shall be duly elected and qualified, or until such director’s earlier death, resignation, or removal.
Section 3.4Meetings. The Board may by resolution provide for regular meetings to be held at such times and places as it may determine, and such meetings may be held without further notice. Special meetings of the Board may be called by the Chairman, the Chief Executive Officer, the President, or by not less than a majority of the directors then in office. Subject to Section 8.3, notice of the time and place of such meeting shall be given by or at the direction of the person or persons calling the meeting, and shall be delivered personally, telephoned, or sent by electronic mail or facsimile, to each director at least twenty-four (24) hours prior to the time of the meeting, or sent by First Class United States mail, postage prepaid, to each director at such director’s address as shown on the records of the Corporation, in which case such notice shall be deposited in the United States mail no later than the fourth (4th)

business day preceding the day of the meeting. Unless otherwise specified in the notice of a special meeting, any and all business may be transacted at such meeting. Meetings of the Board, both regular and special, may be held either within or outside the State of Texas. Unless otherwise restricted by the Certificate of Formation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.5Action Without a Meeting. Any action required or permitted by the TBOC to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all the directors or all members of the committee, as the case may be, consent thereto in writing or by electronic transmission, and such writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee, as the case may be.
Section 3.6Quorum. At any meeting of the Board, the presence of a majority of the total number of authorized directors shall be necessary to constitute a quorum for the transaction of business. Notwithstanding the foregoing, if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken.
Section 3.7Vote Necessary to Act and Participation by Conference Telephone. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, except as may otherwise be provided by law, the Certificate of Formation, or these Bylaws. Participation in a meeting by conference telephone or similar means by which all participating directors can hear each other shall constitute presence in person at such meeting.
Section 3.8Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation of directors.
Section 3.9Committees.
(a)The Board may designate one or more committees, each committee to consist of two (2) or more directors. Any such committee, to the extent provided in such resolution or in these Bylaws, shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Corporation, except in reference to powers or authority expressly forbidden such committee by law (including Section 21.416(c) of the TBOC or any successor statute), and may authorize the seal of the Corporation to be fixed to all papers that may require it.
(b)If any member of any such committee is absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.
(c)Any such committee shall meet at stated times or on notice to all of its own number. It shall fix its own rules of procedure. The presence of a majority of the total number of committee members shall constitute a quorum., but the affirmative vote of a majority of the committee members shall be necessary to act in every case, except as may be otherwise specifically provided by the TBOC, the Certificate of Formation or these Bylaws.
Section 3.10Removal. Except as prohibited by applicable law or as may be otherwise provided in the Certificate of Formation and subject to the rights of holders of any series of preferred stock, any director or the entire Board may be removed at any time only for cause by the affirmative vote of the holders of seventy-five percent (75%) of the voting power of the Voting Stock (as defined in the Certificate of Formation). A reduction in the authorized number of directors does not remove any director from office prior to the expiration of the director’s term of office.
Section 3.11Chairman. The Board shall elect a Chairman from among the directors. The Chairman shall preside at all meetings of the Board and shall perform such other duties as may be directed by resolution of the Board or as otherwise set forth in these Bylaws.
Article IV- OFFICERS
Section 4.1Officers Generally. The Corporation shall have the Chief Executive Officer, the President, the Chief Financial Officer, the Secretary and the Treasurer, all of whom shall be chosen by the Board. The Corporation may also have one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers and agents as the Board may deem advisable, all of whom shall be chosen by the Board. The Board may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. All officers shall hold office for one (1) year and until their successors are selected and qualified, unless otherwise specified by the Board; provided, however, that any officer shall be subject to removal at any time by Board and the Board may fill any vacant officer position. The officers shall have such powers and shall perform such duties, executive or otherwise, as from time to time may be assigned to them by the Board and, to the extent not so assigned, as generally pertain to their respective offices, subject to the control of the Board. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board.
Section 4.2Duties of Officers.
(a)Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the shareholders and at all meetings of the Board, unless the Chairman of the Board has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time.
(b)President. The President shall preside at all meetings of the shareholders and at all meetings of the Board (if a director), unless the Chairman of the Board or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time.
(c)Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board or the President. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief

Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.
(d)Secretary. The Secretary shall attend all meetings of the shareholders and of the Board and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the shareholders and of all meetings of the Board and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.
(e)Treasurer. Unless another officer has been appointed Chief Financial Officer of the Corporation, the Treasurer shall be the chief financial officer of the Corporation and shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board, the Chief Executive Officer or the President, and, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board, the Chief Executive Officer or the President shall designate from time to time.
(f)Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.
(g)Other Officers. Other officers of the Corporation shall have such powers and shall perform such duties as may be assigned by the Board.
Section 4.3Authority to Sign. The Board may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board shall authorize so to do. Unless authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 4.4Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board, or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President, or any Vice President.
Section 4.5Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board may deem sufficient, the Chief Executive Officer or the President or the Board may delegate for the time being the powers or duties of such officer to any other officer or to any director.
Article V- INDEMNIFICATION
Section 5.1Indemnification.
(a)Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter, a “proceeding”), by reason of the fact that (1) he or she is or was a director or officer of the Corporation or (2) is or was serving at the request of the Corporation as a director, officer, employee, or agent of another entity or organization, trust, joint venture or other enterprise, including service with respect to employee benefit plans (each such person in clause (2) to be referred to hereafter as a “delegate” and, together with each such person in clause (1), a “covered person”), whether the basis of such proceeding is alleged action in an official capacity as such director, officer, employee, or agent, or in any other capacity while serving as such director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the TBOC permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, arbitration awards, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, delegate or agent, and shall inure to the benefit of his or her heirs, executors, and administrators. The right to indemnification conferred in this ARTICLE V shall be a contract right and shall include the right of a director or officer to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this ARTICLE V or otherwise. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall be deemed to be a successful result as to such claim and shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to be in the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful. The covered person shall be deemed to have been found liable in respect of any proceeding only after such person shall have been so adjudged by the Court after exhaustion of all appeals therefrom. Such indemnification by the Corporation shall include any reasonable expenses actually incurred by such person in connection with such proceeding if the person is wholly successful, on the merits or otherwise, in defense of such proceeding. In the event that the covered person is not wholly successful, on the merits or otherwise, in such proceeding but is successful, on the merits or otherwise, as to any claim or issue in such proceeding, the Corporation shall indemnify such person against all expenses actually and reasonably incurred by the person or on the person’s behalf relating to each such claim or issue. To the extent that the covered person is, by reason of the covered person’s corporate status, a witness or otherwise participates in any proceeding at a time when such person is not named as a defendant or respondent in the proceeding, such person shall be indemnified against all expenses actually and reasonably incurred by such person or on such person’s behalf in connection therewith.
(b)Expenses (including attorneys’ fees) reasonably incurred by a covered person in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding, without any determination as to the covered person’s entitlement to indemnification, upon receipt of (i) a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC), (ii) an undertaking by or on behalf of the covered person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this ARTICLE V or the TBOC and (iii) a written affirmation by the covered person of such person’s good faith belief that such person has met the standard of conduct necessary for indemnification under the TBOC. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines.
(c)Notwithstanding any other provision of this ARTICLE V, the Corporation may indemnify and advance expenses to persons other than covered persons, including advisory directors, non-executive officers, employees, and agents of the Corporation, to the extent and in the manner provided by the TBOC or the Certificate of Formation.
(d)If a claim under Sections 5.1(a), (b) or (c) is not paid in full by the Corporation within ninety (90) days after a written claim, together with reasonable evidence as to the amount of such claim, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys’ fees), in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense, including attorneys’ fees, of prosecuting such suit. It shall be a defense to any such suit, other than a suit brought to enforce a claim for expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant has not met the standards of conduct that make it permissible under the TBOC for the Corporation to indemnify the claimant for the amount claimed, but shall be presumed that the claimant is entitled to indemnification under this Section 5.1 and the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board or a committee thereof, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC nor an actual determination by the Corporation (including the Board or a committee thereof, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the claimant has not met the applicable standard of conduct. In any suit brought by a covered person to enforce a right to indemnification or to advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that such covered person is not entitled to such indemnification, or to such advancement of expenses, under this ARTICLE V or otherwise, shall be on the Corporation.

(e)The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this ARTICLE V shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Formation, bylaw, agreement, or vote of shareholders or disinterested directors, by contract, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.
(f)The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the TBOC.
(g)In the case of a claim for indemnification or advancement of expenses against the Corporation under this ARTICLE V arising out of acts, events, or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee, or agent of any other enterprise at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other enterprise’s certificate of incorporation, bylaws, or other governing document, or a contractual agreement between the claimant and such entity, the claimant seeking indemnification or advancement of expenses hereunder shall first seek indemnification or advancement of expenses pursuant to any such governing document or agreement. To the extent that amounts to be paid in indemnification or advancement to a claimant hereunder are paid by such other enterprise, the claimant’s right to indemnification and advancement of expenses hereunder shall be reduced.
(h)The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a covered person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
(i)A covered person shall not be denied indemnification in whole or in part under this Article V or otherwise by reason of the fact that such person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted or not expressly prohibited by the terms of the Certificate of Formation.
(j)The person shall be presumed to be entitled to indemnification under this Article V upon submission of a request to the Corporation for indemnification under Section 5.1(b) and the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption.
(k)WITHOUT LIMITING THE GENERALITY OF ANY OTHER PROVISION HEREUNDER, IT IS THE EXPRESS INTENT OF THIS ARTICLE V THAT A PERSON BE INDEMNIFIED AND EXPENSES BE ADVANCED REGARDLESS OF SUCH PERSON’S ACTS OF NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL OR WILLFUL MISCONDUCT OR THEORIES OF STRICT LIABILITY TO THE EXTENT THAT INDEMNIFICATION AND ADVANCEMENT OF EXPENSES IS ALLOWED PURSUANT TO THE TERMS OF THIS ARTICLE V AND UNDER THE TBOC.
(l)For purposes of this ARTICLE V, references to the “Corporation” shall include, in addition to the Corporation, any successor corporation, any constituent corporation

(including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this ARTICLE V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this ARTICLE V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this ARTICLE V.
(m)Neither any amendment, repeal or modification of this ARTICLE V, nor the adoption of any provision of these Bylaws inconsistent with this ARTICLE V, shall eliminate or adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, repeal, modification or adoption.
(n)If this ARTICLE V or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director, officer or any other person indemnified pursuant to this ARTICLE V as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative to the fullest extent permitted by any applicable portion of this ARTICLE V that shall not have been invalidated and to the fullest extent permitted by applicable law.
Article VI- SHARES OF STOCK
Section 6.1Form of Shares. Shares of stock of the Corporation shall be uncertificated, provided that the Board may provide by resolution that some or all of any or all classes or series of stock shall be represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice or statement containing the information required to be set forth on certificates by the TBOC or other applicable law. If the Board authorizes the issuance of shares in certificated form, every holder of record of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares of stock owned by such holder. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Section 6.2Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates. In the event shares of stock are represented by certificates, a new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the Corporation in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.
Section 6.3Transfers. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares. Transfers of uncertificated shares shall be effected by instruction from the registered owner thereof to the Corporation or its transfer agent, or by such other means as the Board may authorize or as may be permitted by applicable law. The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.
Section 6.4Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.
Article VII- DIVIDENDS
Section 7.1Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Formation and applicable law, if any, may be declared by the Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Formation and applicable law.
Section 7.2Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.
Article VIII- GENERAL MATTERS
Section 8.1Fiscal Year. The fiscal year of the Corporation will end on December 31. Notwithstanding the foregoing, the fiscal year shall be subject to change by the Board from time to time, subject to applicable law.
Section 8.2Corporate Seal. The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.
Section 8.3Waiver of Notice of Meetings of Shareholders, Directors, and Committees. Any waiver of notice given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and does object, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders, directors, or members of a committee of the Board need be specified in a waiver of notice.
Section 8.4Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 3.151 of the TBOC. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.
Section 8.5Forum for Adjudication of Disputes.
(a)Unless the Corporation consents in writing to the selection of an alternative forum, the Texas Business Court in the Eleventh Business Court Division (the “Texas Business Court”) of the State of Texas or, if the Texas Business Court lacks jurisdiction for such action, the United States District Court for the Southern District of Texas, Houston Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction for such action, a Texas state district court of Harris County, Texas shall, to the fullest extent permitted by law, be the sole and exclusive forum for:
(1)any derivative action or proceeding brought on behalf of the Corporation;
(2)any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, employee, or shareholder of the Corporation to the Corporation or the Corporation’s shareholders;
(3)any action asserting a claim arising pursuant to any provision of the TBOC, the Certificate of Formation, or these Bylaws (as either may be amended or restated from time to time);
(4)any action asserting a claim governed by the internal affairs doctrine; or
(5)any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC.
If any action the subject matter of which is within the scope of this Section 8.5 is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce this Section 8.5 (an “Enforcement Action”); and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.5(a).
(b)Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.5(b).

(c)If any provision of this Section 8.5 shall be held to be invalid, illegal, or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality, and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 8.5 (including, without limitation, each portion of any sentence of this Section 8.5 containing any such provision held to be invalid, illegal, or unenforceable that is not itself held to be invalid, illegal, or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.
Section 8.6Amendments to the Bylaws. Subject to the provisions of the Certificate of Formation, the Board is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The shareholders also shall have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Formation, any amendment or modification of the Bylaws shall require the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class; provided, however, that if the Board recommends that shareholders approve such adoption, amendment or repeal, such adoption, amendment or repeal shall only require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Formation, the affirmative vote of the holders of the majority of the voting power of the then outstanding shares of the Voting Stock, voting together as a single class.
Section 8.7WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY THE TBOC AND APPLICABLE LAW, AS THE SAME EXISTS OR MAY HEREAFTER BE AMENDED FROM TIME TO TIME, EACH SHAREHOLDER, EACH OTHER PERSON WHO ACQUIRES AN INTEREST IN ANY STOCK OF THE CORPORATION AND EACH OTHER PERSON WHO IS BOUND BY THE CERTIFICATE OF FORMATION IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY CONCERNING ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC. IF THE TBOC IS AMENDED AFTER THE EFFECTIVE DATE HEREOF TO AUTHORIZE THE INCLUSION OF ADDITIONAL PERSONS OR CLAIMS UNDER SUCH IRREVOCABLE WAIVER, THEN THE IRREVOCABLE WAIVER OF ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY INTERNAL ENTITY CLAIM SHALL BE EXPANDED TO THE FULLEST EXTENT PERMITTED BY THE TBOC, AS SO AMENDED. ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING ANY INTEREST IN SHARES OF CAPITAL STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE NOTICE OF, AND KNOWINGLY AND INFORMEDLY CONSENTED AND ACQUIESCED TO, THE WAIVER PROVISIONS OF THIS SECTION 8.7.
Article IX- CONSTRUCTION AND DEFINED TERMS
Section 9.1Construction. As appropriate in context, whenever the singular number is used in these Bylaws, the same includes the plural, and whenever the plural number is used in these Bylaws, the same includes the singular. As used in these Bylaws, each of the neuter, masculine, and feminine genders includes the other two genders. As used in these Bylaws, “include,” “includes,” and “including” shall be deemed to be followed by “without limitation”.

APPROVED AND ADOPTED on August [•], 2026.